                                                                     EXHIBIT 10C


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                             TELEFLEX INCORPORATED

                        SALARIED EMPLOYEES' PENSION PLAN

                   (Amended and Restated as of July 1, 1985)

                    ----------------------------------------


                               Table of Contents

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                                                                                                          Page
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
ARTICLE I.                   DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1

ARTICLE II.                  PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6

ARTICLE III.                 AMOUNT OF RETIREMENT BENEFITS  . . . . . . . . . . . . . . . . . . . .         7

ARTICLE IV.                  VESTING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13

ARTICLE V.                   DEATH BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13

ARTICLE VI.                  PAYMENT OF RETIREMENT BENEFITS . . . . . . . . . . . . . . . . . . . .        15

ARTICLE VII.                 CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        19

ARTICLE VIII.                ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20

ARTICLE IX.                  AMENDMENT, TERMINATION AND MERGER  . . . . . . . . . . . . . . . . . .        22

ARTICLE X.                   WITHDRAWAL OF PARTICIPATING EMPLOYER . . . . . . . . . . . . . . . . .        25

ARTICLE XI.                  LIMITATIONS ON BENEFITS  . . . . . . . . . . . . . . . . . . . . . . .        26

ARTICLE XII.                 MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31

APPENDIX A                   TOP-HEAVY APPENDIX

APPENDIX B                   PARTICIPATING EMPLOYERS

APPENDIX C                   ACTUARIAL ASSUMPTIONS

                             TELEFLEX INCORPORATED
                        SALARIED EMPLOYEES' PENSION PLAN

                   (Amended and Restated as of July 1, 1985)

                 This is the Teleflex Incorporated Salaried Employees' Pension Plan amended and restated effective, except as otherwise stated herein, as of July 1, 1985, covering the eligible employees of Teleflex Incorporated and such of its affiliated entities as have adopted the Plan for their eligible employees. The rights to benefits, if any, of eligible employees who terminated employment prior to the effective date of an applicable provision of this amendment and restatement shall be determined under the Plan as in effect immediately prior to such effective date. The provisions of Appendix A, rules that will take effect if the Plan becomes a Top-Heavy Plan, shall apply in accordance with Section 12.5.

ARTICLE I.  DEFINITIONS.

                 The following words and phrases as used herein have the following meanings unless a different meaning is plainly required by the context:

                 1.1 "Accrued Benefit" means the accrued benefit of a Participant expressed in terms of a monthly single life annuity beginning at his Normal Retirement Date determined under Section 3.1 on the basis of the Participant's Credited Service.

                 1.2 "Accumulated Contributions" means the sum of a Participant's contributions made under the Plan before July 1, 1982, or repaid pursuant to Section 3.6, and interest credited thereon up to the date benefit payments begin under the Plan. The rates of interest credited upon such contributions shall be determined by the Committee, provided that the rate of interest shall not be less than 7%, compounded annually, effective from July 1, 1978.

                 1.3 "Actuarial Equivalent" means the equivalent actuarial value of the normal form of benefit for unmarried Participants, as described in Section 6.2, determined based upon the advice of the Plan's actuary using the factors and assumptions listed in Appendix C. For the purpose of determining lump sum present values pursuant to Section 6.6, the interest rate shall be no greater than the interest rate that would be used by the Pension Benefit Guaranty Corporation to determine the present value of a lump sum distribution on plan termination.

                 1.4 "Annuity Starting Date" means for (a) a Participant electing an Early, Normal, Late or Total and Permanent Disability retirement benefit, the first day of the first month for which a retiring Participant receives an annuity payment, (b) a surviving spouse or other Beneficiary of a deceased Participant who had met the requirements for an Early, Normal, Late or total and Permanent Disability retirement benefit but had not reached his Annuity Starting Date, the first day of the month following the date of the Participant's death, or (c) a surviving spouse of a deceased Participant who had not reached age 60 but who had a vested interest in his Accrued Benefit under Section 4.1 of the Plan, the first day of the month in which such a Participant would have reached age 60.

                 1.5       "Beneficiary" means (a) the Participant's spouse,
(b) the person, persons or trust designated by the Participant, with the consent of the Participant's spouse if the Participant is married, as direct or contingent beneficiary in a manner prescribed by the Committee, or (c) if the Participant has no spouse and no effective beneficiary designation, the Participant's estate. A married Participant may designate a person, persons or trust other than his spouse as Beneficiary, provided that such spouse consents in writing in a manner prescribed by the Committee. Any other spouse of the Participant shall not be bound by any such consent.

                 1.6 "Board of Directors" means the Board of Directors of Teleflex Incorporated.

                 1.7 "Break-in-Service" means an interruption of an Employee's Continuous Service or Credited Service due to the Employee's death, termination of service or retirement, or the attainment of the one year anniversary of an Employee's absence from employment due to layoff or leave of absence. Notwithstanding the above, if an Employee is absent from employment for any period by reason of the:

                           1.7.1         Employee's Pregnancy,

                           1.7.2         birth of a child of the Employee;

                           1.7.3         placement of a child with the
                                         Employee in connection with the
                                         Employee's adoption of such child;
                                         or

                           1.7.4 provision of care for such child for a period beginning immediately following such birth or placement, a Break-in-Service as a result of such absence shall occur on the second year anniversary of the Employee's absence from employment.

                 1.8 "Code" means the Internal Revenue Code of 1954, as amended.

                 1.9       "Continuous Service" means:

                           1.9.1         for periods before July 1, 1982, a
period of employment that was Continuous Service under the terms of the Plan as in effect before July 1, 1982;

                           1.9.2         for periods on and after July 1, 1982:

                                         1.9.2.1         a period of
employment with the Employer beginning on the first day of the month in which his date of hire occurs and ending on the date of his Break-in-Service;

                                         1.9.2.2         a period during which
an Employee is absent with leave of or at the direction of the Employer; the leave shall be deemed to expire in one year unless otherwise expressly stated or renewed by the Employer; and

                                         1.9.2.3         a period during which
an Employee is absent on active duty in the military service of the United States under leave of absence granted by the Employer or when required by law, provided he returns to employment with the Employer following his release from active duty within such time as his right to reemployment is protected by law.

                 1.10      "Credited Service" means:

                           1.10.1        for periods before July 1, 1982, a
period of employment that was a period of Credited Service under the terms of the Plan as in effect before July 1, 1982; and

                           1.10.2        for periods on and after July 1,
1982, the period of an Employee's Continuous Service beginning on the July 1 coincident with or next following the date the Employee has both reached age 20-1/2, and been credited with six months of Continuous Service; provided that employment after an Employee has reached age 65 shall not be taken into account in determining his Credited Service.

                 1.11 "Committee" means the Committee appointed pursuant to Section 8.2 to administer the Plan.

                 1.12 "Dependent Child" means a Participant's natural or adopted child who has either (a) not reached age 23 or (b) been found by the Committee to be totally and permanently disabled.

                 1.13 "Early Retirement Date" means the last day of any month coincident with or following a Participant's reaching age 60, but not age 65, and after he has been credited with 10 years of Continuous Service.

                 1.14      "Effective Date" means July 1, 1966.

                 1.15 "Employee" means (a) an individual who is employed by the Employer, and (b) a leased employee who is not employed by an Employer but is required to be treated as so employed by section 414(n) of the Code.

                 1.16 "Employee" means the Sponsor, and any other employer included with the Sponsor in (a) a controlled group of employers or trades or businesses within the meaning of section 414(b) or section 414(c) of the Code, or (b) an affiliated service group within the meaning of section 414(m) of the Code, provided that any such employer shall be included within the term "Employer" only while a member of such a group including the Sponsor.

                 1.17 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                 1.18 "Fund" means the assets and all income, gains and losses thereon held by the Trustee under the trust agreement for the exclusive benefit of Participants, their surviving spouses, their Dependent Children and their Beneficiaries.

                 1.19 "Late Retirement Date" means the actual date of retirement of a Participant who remains employed by an Employer after reaching age 65. In no event shall a Participant continue in employment after reaching age 70 without the Employer's consent.

                 1.20      "Limitation Year" means the Plan Year.

                 1.21 "Monthly Plan Compensation" means a Participant's monthly rate of base earnings for each Plan Year effective as of the May 1 preceding the beginning of such Plan Year, including amounts the Participant elects to have his Employer contribute to a cash or deferred arrangement, but excluding overtime pay, bonuses, Employer contributions to or payments under this or any other employee benefit plan to which the Employer contributes, and like forms of additional compensation; provided, however, that if a Participant is compensated at a weekly rate, his monthly rate shall be deemed to be 4-1/3 times his weekly rate. A Participant's rate of base earnings on any May 1 during a period of absence that does not interrupt his Continuous Service or Credited Service shall be deemed to be equal to his rate as of the May 1 next preceding the beginning of such period of absence.

                 1.22 "Normal Retirement Date" means the last day of the month in which a Participant reaches age 65.

                 1.23 "Participant" means an Employee who has met the eligibility requirements of Article II. An individual who ceases to be a Participant shall nonetheless remain a Participant for purposes of benefit payments only, until all amounts due him from the Plan have been paid.

                 1.24 "Participating Employer" means the Sponsor and any other Employer that, with the approval of the Board of Directors, has joined the Plan by executing a declaration of joinder. The Employers that Participate in the Plan are listed in Appendix B.

                 1.25 "Plan" means the Teleflex Incorporated Salaried Employees' Pension Plan as set forth in this document and the related trust agreement pursuant to which the Trust is maintained.

                 1.26      "Plan Year" means the year ending June 30.

                 1.27 "Qualified Joint and Survivor Annuity" means a joint and survivor annuity that is the Actuarial Equivalent of the normal form of benefit for an unmarried Participant, as such benefit is described in Section 6.2, and that provides an annuity for the life of the Participant's surviving spouse equal to 50% of the annuity payable for the Participant's life.

                 1.28      "Sponsor" means Teleflex Incorporated.

                 1.29 "Total and Permanent Disability" means a medically determinable disability of a permanent nature such that the Participant is entitled to and receiving disability benefits under the Social Security Act or under the Employer's long-term salary continuation program.

                 1.30 "Trustee" means the trustee or any successor trustee or trustees hereafter designated by the Board of Directors and named in the trust agreement or any amendment thereto.

                 1.31 "Trust" means the legal entity created by the trust agreement between the Sponsor and the Trustee, fixing the rights and liabilities with respect to controlling and managing the Fund for the purposes of the Plan.

ARTICLE II.  PARTICIPATION.

                 2.1 Participation. Except as provided in Section 2.2, each Employee shall become a Participant in the Plan as of the first day of the Plan Year coincident with or immediately following the day he is first credited with six months of Continuous Service and has reached age 20-1/2.

                 2.2 Ineligible Employees. The following Employees shall be ineligible to participate in the Plan:

                           2.2.1         Employees who were first employed by
the Employer after reaching age 60;

                           2.2.2         Employees who are employed by an
Employer that is not a Participating Employer;

                           2.2.3         Employees other than individuals who
are employed by the Employer on a salaried basis; and

                           2.2.4         Employees who are leased employees,
as defined in section 414(n) of the Code.

                 2.3 Time of Participation Excluded Employees. An Employee otherwise eligible to be a Participant in the Plan, but excluded because of the application of any provision of Section 2.2, shall be eligible to become a Participant as of the first day of the payroll period coincident with or next following the date upon which the applicable provision of Section
2.2 ceases to apply.  A Participant who becomes subject to any provision of
Section 2.2 shall cease to be a Participant as of the last day of the payroll period ending with, or within which, any such provision becomes applicable.

                 2.4 Reemployed Individuals. A Participant who is reemployed following a Break-in-service shall again become entitled to receive Continuous Service under the Plan as of the first day of the payroll period coincident with or next following the date he is reemployed.

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ARTICLE III.  AMOUNT OF RETIREMENT BENEFITS.

                 3.1 Normal and Late Retirement Benefits. A Participant who retires on his Normal Retirement Date or Late Retirement Date shall be entitled to his Accrued Benefit calculated under Section 3.1.1 and Section 3.1.2, as applicable, or Section 3.1.3 if the benefit calculated under Section
3.1.3 is greater than that calculated under Section 3.1.1 and Section 3.2, and further provided that, in the case of a Participant who retires on his Late Retirement Date, such Participant's Accrued Benefit shall be increased by 3 1/4 of 1% for each month by which the Participant's Late Retirement Date follows his Normal Retirement Date. Such benefit shall be payable in accordance with
Article VI.  See the minimum benefit provisions of Section 3.7.

                           3.1.1         Participation Before July 1, 1982.
The Accrued Benefit for participation before July 1, 1982 shall equal the sum of 3.1.1.1 and 3.1.1.2 below:

                                  3.1.1.1         In the case of a Participant
who was a Participant on July 1, 1979 and who made contributions to the Plan for the month of June 1979, a past service Accrued Benefit equal to the product of (A) and (B) below, where:

                                                  (A)     is the Participant's
Credited Service on July 1, 1979, and

                                                  (B)     is the Sum of (i)
and (ii):

                                                            (i)     1% of the
                                  Participant's Monthly Plan Compensation for the Plan Year beginning July 1, 1979, and

                                                           (ii)     1% of the
                                  Participant's Monthly Plan Compensation for the Plan Year beginning July 1, 1979 that is in excess of $550, if any; provided, however, that if the Participant's Monthly Plan Compensation averaged over the five years immediately preceding the date his employment terminates is less than his Monthly Plan Compensation for the Plan Year beginning July 1, 1979, such average shall be used in determining this portion of the Participant's Accrued Benefit.

                                  3.1.1.2         A monthly pension for each
Plan Year beginning with July 1, 1979 and ending on June 30, 1982, where the monthly pension for each such year shall be determined as the product of (A) and (B) below:

                                                  (A)     4.16667%, and

                                                  (B)     the contributions
made by the Participant for each such Plan Year.

                           3.1.2          Participation After June 30, 1982.
The Accrued Benefit for each year of Participation after June 30, 1982 shall equal the product of (A) and (B) below, where:

                                          (A)     is the Participant's Credited
Service for each such Plan Year, and

                                          (B)     is the sum of:

                                                   3.1.2.1         1% of the
Participant's Monthly Plan Compensation for each such Plan Year, and

                                                   3.1.2.2         1% of the
Participant's Monthly Plan Compensation for each such Plan Year that is in excess of $550, if any.

                           3.1.3          Flat Rate Benefit.  In no event
shall the Accrued Benefit of a Participant who retires at a Normal Retirement Date or a Late Retirement Date be less than $12.00 multiplied by the Participant's Credited Service on such date.

                 3.2 Early Retirement Benefit. The early retirement benefit payable to a Participant who retires on an Early Retirement Date shall equal his Accrued Benefit, based on the Participant s Credited Service at his Early Retirement Date. At the Participant's option such retirement benefit shall be payable either beginning on his Normal Retirement Date without reduction, or beginning as of an Annuity Starting Date coincident with or subsequent to his Early Retirement Date. In the event the Participant elects to have payments begin before his Normal Retirement Date, the rate of the payments shall be reduced by 5/9 of 1% for each month by which his Annuity Starting Date precedes his Normal Retirement Date.

                 3.3      Disability Retirement Benefit.

                           3.3.1          The disability retirement benefit
payable to a Participant who terminates his employment due to a Total and Permanent Disability before his Normal Retirement Date, but after he has been credited with two or more years of Credited Service, is a benefit beginning on his Normal Retirement Date equal to the Accrued Benefit the Participant would have received had he remained employed by the Employer during such time as he is Totally and Permanently Disabled. For purposes of computing a Participant's Accrued Benefit under this Section 3.3.1, he shall receive credit for Continuous Service and Credited Service for the period of his Total and Permanent Disability and it shall be assumed that such Participant's Monthly Plan Compensation during his period of Total and Permanent Disability is that in effect immediately before the beginning of the Total and Permanent Disability. Such benefit shall be payable in accordance with Article VI. In the event such Participant ceases to be disabled before his Normal Retirement Date and is not thereafter reemployed by the Employer, the Participant's Continuous Service and Credited Service shall be determined as of the date such Participant ceases to be disabled and his further benefit entitlement, if any, shall be based upon such Continuous Service and Credited Service.

                           3.3.2          A Participant who terminates his
employment due to a Total and Permanent Disability before Normal Retirement Date, but after he has been credited with 10 or more years of Continuous Service, may elect to receive a reduced benefit beginning on the first day of any month following the month in which he reaches age 60, if he is then disabled. For purposes of computing a Participant's Accrued Benefit under this
Section 3.3.2, he shall receive credit for Continuous Service and Credited Service for the period of his Total and Permanent Disability up to the month payment of the reduced benefit begins, and it shall be assumed that such Participant's Monthly Plan Compensation during his period of Total and Permanent Disability is that in effect immediately before the beginning of the Total and Permanent Disability. Such benefit shall be payable in accordance with Article VI. In the event such Participant ceases to be disabled before his benefit beginning date and is not thereafter reemployed by the Employer, the Participant's Continuous Service and Credited Service shall be determined as of the date such Participant ceased to be disabled and his further benefit entitlement, if any, shall be based upon such Continuous Service and Credited Service. If a Participant receiving benefit payments hereunder ceases to be disabled before his Normal Retirement Date and is not thereafter reemployed by the Employer, such Participant's Continuous Service and Credited Service shall be determined as of the one year anniversary of the date of the Participant's last benefit payment hereunder. In addition, such Participant's benefit payments hereunder shall be discontinued until he again qualifies for a benefit and his retirement benefit, if any, shall be adjusted in accordance with Section 6.7, if he again becomes an Employee.

                 3.4 Vested Deferred Retirement Benefit. A Participant whose employment is terminated before his Normal Retirement Date for any reason other than early retirement, death or Total and Permanent Disability, and who has been credited with 10 years of Continuous Service, shall be entitled to a benefit equal to the amount determined under Section 3.4.1 or Section 3.4.2, as the Participant shall elect. Such benefit shall be paid in accordance with
Article VI.

                           3.4.1          The Participant's Accrued Benefit,
beginning on the first day of any month following the month in which he reaches age 60, reduced by 5/9 of 1% for each month by which his benefit beginning date precedes his Normal Retirement Date, or

                           3.4.2          A lump sum payment equal to the
amount of such Participant's Accumulated Contributions on the date his employment terminates, plus a net remaining monthly benefit beginning on the first day of any month following the month in which he reaches age 60, as the Participant elects. The amount of such net remaining monthly benefit shall be the excess, if any, of the amount determined under Section 3.4.2.1 below, over the amount determined under Section 3.4.2.2 below, with such excess multiplied by the percentage determined under Section 3.4.2.3 below:

                                          3.4.2.1         The Participant's
Accrued Benefit on the date his employment terminates.

                                          3.4.2.2         The pension value of
the Participant's Accumulated Contributions, which shall be the continued product of (i), (ii) and (iii) below:

                                                          (i)      The
Participant's Accumulated contributions as of the last day of the Plan Year in which his employment terminates, accrued to the Participant's Normal Retirement Date at 5% interest, per year, compounded annually.

                                                         (ii)      10%.

                                                        (iii)      1/12.

                                          3.4.2.3         100% minus 5/9 of
1% for each month by the start of the net remaining monthly benefit precedes the Participant's Normal Retirement Date.

                 3.5 Return of Accumulated Contributions. An individual who was a Participant in the Plan on June 30, 1982 and who terminates his employment before his Normal Retirement Date for any reason other than death or Total and Permanent Disability before he has been credited with 10 years of Continuous Service shall be entitled to receive only the amount of his Accumulated Contributions in a lump sum within six months following such termination.

                 3.6 Restoration of Accrued Pension Benefit. If in connection with the termination of his employment, a Participant receives a lump sum distribution of his Accumulated Contributions in accordance with
Section 3.5, and such Participant later returns to employment with the Employer and again becomes eligible to participate in the Plan, he may repay the full amount of the lump sum distribution of his Accumulated Contributions he receives at the earlier termination of employment, plus an amount equal to 7% interest compounded annually from the date of the distribution to the date of the repayment. The Committee shall determine the Period for repayment; provided that any such period shall not end earlier than the fifth anniversary of the Participant's Break-in-service, as described in Section 1.7. In such event, the Participant's Continuous Service, Credited Service and Accrued Benefit, determined at the earlier termination of employment, shall be restored. In the event the Participant does not make such a repayment, only the Participant's Continuous Service, determined at the earlier termination of employment, shall be restored.

                 3.7 Minimum Benefit. This Section applies to a Participant who has Accumulated Contributions under the Plan and who becomes eligible to elect an Early Retirement Date or reaches his Normal Retirement Date. Such Participant's minimum benefit under the Plan shall be equal to the Participant's Accumulated Contributions, minus the sum of amounts paid to such Participant, his surviving spouse, Dependent Child or Children, or other Beneficiary under all other Sections of this Article III or Article V. The minimum benefit shall be paid to the Participant's Beneficiary in accordance with Section 6.4.

                 3.8 Medicare Benefits. Each Participant who, on or after July 1, 1976, (a) retires on his Early Retirement Date, Normal Retirement Date or Late Retirement Date, or (b) terminates his employment due to a Total and Permanent Disability, and whose benefit payments have commenced, shall receive the Medicare Part

B premium for him and his spouse for each month in which the Participant or his spouse is eligible for Part B coverage under Medicare beginning with the month in which the Participant's benefit payments begin; provided, however, that in the case of a Participant who terminates his employment due to a Total and Permanent Disability, the earliest month for which the Medicare Part B premium shall be paid to such Participant, shall be the month which immediately follows the month in which the Participant attains age 65. No benefit shall be paid under this Section 3.8 to a Participant who is only entitled to a vested deferred retirement benefit under Section 3.4.

                 3.9      Transfer of Employment.

                          3.9.1          Upon the transfer of an hourly-paid
employee of the Employer to salaried status such that the employee is eligible for participation in the Plan, the employee's Continuous Service, Credited Service and Accrued Benefit for the period during which he was an hourly-paid employee shall be calculated on the assumption that he was an eligible salaried employee for that same period of time and that he became a Participant when he first would have been eligible if he were a salaried employee, with his monthly earnings rate on each May 1 in the period deemed to be equal to 173-1/3 multiplied by his hourly rate on such May l. If such employee is thereafter transferred back to status as an hourly-paid employee, such employee shall continue to be credited with Continuous Service, but not Credited Service, for the period of time during which he is an hourly-paid employee of the Employer, and such employee's benefit entitlement, if any, under the Plan shall be based upon such employee's Credited Service only during such period of time during which he was a salaried employee of the Employer.

                          3.9.2          Upon the transfer of an Employee
from eligible salaried status to employment with the Employer as an ineligible hourly-paid employee, such employee shall continue to be credited with Continuous Service, but not Credited Service, for the period during which he is an hourly-paid employee of the Employer.

                          3.9.3          Any pension to which such an
Employee may become entitled on account of his coverage under any other qualified employee pension benefit plan to which the Employer contributes on such Employee's behalf shall be deducted from the pension to which the Employee would otherwise become entitled under the Plan.

ARTICLE IV.  VESTING.

                 4.1 Rate of Vesting General Rule. A Participant shall have no vested interest in his Accrued Benefit until he has been credited with 10 years of Continuous Service, at which time he shall have a 100% Vested interest in his Accrued Benefit. In any event, a Participant shall have a 100% vested interest in his Accrued Benefit upon his reaching age 65.

                 4.2 Full Vesting in Accumulated Contributions. A Participant shall be 100% vested in his Accumulated Contributions at all times.

                 4.3 Full Vesting at Age 65. A Participant's interest in his Accrued Benefit shall in any case become 100% vested upon his reaching age 65.

ARTICLE V.  DEATH BENEFITS.

                 5.1 Death of Vested Terminated Participants. Effective August 23, 1984, if a Participant who terminated employment on or after July 1, 1976 having a vested interest in his Accrued Benefit dies before his Annuity Starting Date, and any such Participant is married on his date of death, his spouse shall receive a death benefit as provided in Section 5.2.

                 5.2 Amount and Time of Payment of Vested Terminated Participant's Death Benefit. The monthly death benefit payable to the spouse of a deceased Participant under Section 5.1 shall be equal to 50% of the amount the Participant would have received if he had begun to receive payments as of his Annuity Starting Date having elected to receive his benefit in the form of a Qualified Joint and Survivor Annuity.

Subject to the lump sum payment provisions of Section 6.6, the benefit shall be payable for the life of the spouse beginning on the spouse's Annuity Starting Date.

                 5.3      Death of a Participant Before Early Retirement Date.

                          5.3.1          If a Participant dies while employed
by the Employer before he is eligible to elect an Early Retirement Date, including a Participant who terminates his employment with the Employer due to a Total and Permanent Disability and who dies before his Annuity Starting Date, and is married on the date of his death, such Participant's surviving spouse shall be entitled to receive a monthly benefit beginning on the first day of the month following the Participant's death equal to the greater of 50% of the Participant's Accrued Benefit on the date of his death determined under Section 3.1 or $100.

                          5.3.2          If a Participant referred to in
Section 5.3.1 is not married on the date of his death, such Participant's Dependent Child, if any, shall receive a monthly benefit beginning on the first day of the month following the Participant's death and ending on the date such child ceases to be a Dependent Child, in an amount equal to the greater of 50% of the Participant's Accrued Benefit on the date of his death, determined under
Section 3.1, or $100. If the Participant is survived by more than one Dependent Child, the benefit under this Section 5.3.2 shall be divided equally among all such Dependent Children.

                          5.3.3          If the Participant is not survived
by a spouse or a Dependent Child, the Participant's Beneficiary shall receive a benefit, in an amount equal to the Participant's Accumulated Contributions, if any, determined as of the date of his death.

                 5.4      Death of Participant On or After Retirement Date.

                          5.4.1          If upon the last to occur of (A) the
death of a Participant who has elected the Qualified Joint and Survivor Annuity form of benefit and who (i) retired on his Early Retirement Date, Normal Retirement Date or Late Retirement Date, (ii) terminated his employment for reasons other than retirement, death or Total and Permanent Disability and who has been credited with ten years of Continuous Service, or (iii) terminated his employment for reasons other than retirement, death or Total and Permanent Disability and who has been credited with 10 years of Continuous Service and who receives a benefit under Section 3.4.2, or (B) the death of such Participant's spouse, the total of the benefit payments to the Participant and his spouse are less than the amount of such Participant's Accumulated Contributions, the Beneficiary designated by the last to die of the Participant and his spouse shall receive a benefit, in the form of a lump sum, equal to the Participant's Accumulated Contributions reduced by the aggregate amount of the benefit payments to the Participant and his spouse.

                          5.4.2          If upon the death of a Participant
who has elected the monthly payments for life form of benefit described in
Section 6.2, and who (A) retired on his Early Retirement Date, Normal Retirement Date or Late Retirement Date,

(B) terminated his employment for reasons other than retirement, death or Total and Permanent Disability and who has been credited with ten years of Continuous Service, or (C) terminated his employment for reasons other than retirement, death or Total and Permanent Disability, and who has been credited with 10 years of Continuous Service and who receives a benefit under Section 3.4.2, the number of benefit payments to such Participant is less than 60, such Participant's Beneficiary shall receive a benefit in the form of a lump sum, in an amount equal to the amount of such Participant's benefit payments multiplied by 60 and reduced by the aggregate amount of such benefit payments to the Participant.

                          5.4.3          If upon the death of a surviving
spouse receiving benefit payments pursuant to Section 5.1, the aggregate amount of such benefit payments is less than the amount of such Participant's Accumulated Contributions on the date of his death, the Participant's Beneficiary shall receive a benefit in the form of a lump sum, in an amount equal to such Participant's Accumulated Contributions on the date of his death reduced by the aggregate amount of benefit payments to such Participant's surviving spouse.

                 5.5      No Other Death Benefits.  Except as provided in
Section 5.1, Section 5.3, Section 5.4 or in accordance with a form of benefit elected under Article VI, no death benefits shall be payable under the Plan.

ARTICLE VI.  PAYMENT OF RETIREMENT BENEFITS.

                 6.1 Annuity Payment Date. Any benefit due a Participant, surviving spouse or other Beneficiary under this Article VI shall begin no later than 60 days following the close of the Plan Year in which occurs the later of:

                          6.1.1          the Participant's Normal Retirement
Date; or

                          6.1.2          the Participant's actual termination
of his employment,

unless the Participant, spouse or other Beneficiary elects, or the Committee determines, otherwise.

                          Subject to Section 6.6, a Participant, spouse or
other Beneficiary may elect to have distribution made, or begin, later than a date specified in Section 6.1.1 or Section 6.1.2 above, but in no event later than April 1 following the calendar year in which the Participant reaches age 70-1/2, in the case of a 5% owner (as defined in section 416(i) of the Code) of the Employer or, for any other Participant, April 1 following the calendar year in which the Participant reaches age 70-1/2 or retires, whichever is later.

                 6.2 Normal Form of Retirement Benefit - Unmarried Participants. The normal form of retirement benefit for an unmarried Participant shall be an annuity for the life of the Participant continuing until the last payment due before his death. Such a Participant may elect an optional form of payment under Section 6.4.

                 6.3 Normal Form of Retirement Benefit - Married Participants. The normal form of retirement benefit for a married Participant shall be a Qualified Joint and Survivor Annuity. Such a Participant may elect the normal form of benefit for an unmarried Participant under Section 6.2 or an optional form of benefit under Section 6.4, if his spouse consents, in writing, to such election pursuant to a procedure established by the Committee.

                 6.4 Optional Forms of Retirement Benefit Payment. Subject to the spousal waiver provision described in Section 6.3, and in lieu of a form of benefit payment provided for in Section 6.2 or Section 6.3, a Participant may elect one of the following forms of benefit payment, each of which shall be the Actuarial Equivalent, as defined in Section 1.3, of the normal form of benefit payment for an unmarried Participant, as described in
Section 6.2:

                          6.4.1          For a married Participant, the form
of benefit described in Section 6.2;

                          6.4.2          A joint and survivor annuity
providing an annuity for the life of the Participant with either 50%, 66-2/3% or 100% of such benefit (as elected by the Participant) continuing after his death for the remaining lifetime of his Beneficiary; or

                          6.4.3          Any other form of benefit payment
approved by the Committee.

No period certain benefit may be elected for a period extending beyond the life expectancy, on the Annuity Starting Date, of a Participant and his Beneficiary. In addition, the Actuarial Equivalent present value of the benefit payable to the Participant must be more than 50% of the Actuarial Equivalent present value of the benefit payable to him and his Beneficiary unless his Beneficiary is his spouse.

                 6.5 Qualified Joint and Survivor Annuity - Notice and Election Procedures.

                          6.5.1          Initial Notice and Election.  At
least nine months before the date a married Participant becomes eligible to elect an Early Retirement Date, or, in the case of a Participant who is ineligible for an Early Retirement Date due to short service, nine months before his Normal Retirement Date, the Committee shall supply such Participant with a written explanation describing (A) the effect of the Qualified Joint and Survivor Annuity and the effect of the other forms of benefit available to him under the Plan, (B) the Participant's right to waive the Qualified Joint and Survivor Annuity and his spouse s rights with respect to such waiver, and (C) his rights during his election period, as defined in Section 6.5.2. The explanation shall advise the Participant that unless by the day before his Annuity Starting Date he notifies the Committee in writing of an election to receive a different form of benefit, and his spouse has consented, in writing, to such alternate election, his benefit shall be paid in the Qualified Joint and Survivor Annuity form.

                          6.5.2          Election Period; Extension of
Election Period. A Participant's election period under this Section 6.5 shall be the 90-day period ending on his Annuity Starting Date. If, by not later than the day before his Annuity Starting Date, the Participant notifies the Committee in writing of an election not to take the Qualified Joint and Survivor Annuity, and his spouse has consented to such election, his benefit shall be paid in the alternate form selected by the Participant. However, if by not later than the day before his Annuity Starting Date, the Participant requests the Committee to furnish him with additional information relating to the effect of the Qualified Joint and Survivor Annuity, the election period under this Section 6.5.2 shall be extended and his Annuity Starting Date shall be postponed to a date not later than 90 days following the furnishing to him of the additional information.

                          6.5.3          Effect of Election.  An election
hereunder may be changed before a Participant's Annuity Starting Date but shall become irrevocable upon a Participant's Annuity Starting Date.

                 6.6      Payment of Small Benefits.

                          6.6.1          Payment Before Annuity Starting
Date. The Committee may direct the Trustee to make a single payment to a Participant who is a former Employee, or a surviving spouse of a vested Participant who died before his Annuity Starting Date, of the Actuarial Equivalent present value of the benefit payable to that Participant, surviving spouse, Dependent Child or other Beneficiary before his or her applicable Annuity Starting Date if that present value does not exceed $3,500, without the consent of the Participant, surviving spouse, Dependent Child or other Beneficiary. If the Actuarial Equivalent present value exceeds $3,500, the Committee may direct the Trustee to make a single payment to such former Participant, surviving spouse, Dependent Child or other Beneficiary before the applicable Annuity Starting Date, provided that the Participant or surviving spouse consents in writing to the distribution pursuant to a procedure established by the Committee. No such consent shall be required if the Participant is not married or if his Beneficiary is not his spouse. Such payment shall fully discharge all Plan liabilities with respect to such benefit.

                          6.6.2          Payment After Annuity Starting Date.
The Committee may direct the Trustee to distribute the Actuarial Equivalent present value of the benefit payable to any Participant, surviving spouse, Dependent Child or other Beneficiary after the Participant's Annuity Starting Date, provided that the Participant and the Participant's spouse, or if the Participant is deceased, the surviving spouse, consent in writing to the distribution. No such consent shall be required if the Participant is not married or if his Beneficiary is not his spouse. Such payment shall fully discharge all Plan liabilities with respect to such benefit.

                 6.7 Continued Employment After Normal Retirement Date; Reemployed Participants. Any Participant who (a) continues in employment after his Normal Retirement Date, or (b) having terminated employment and begun to receive benefits hereunder, is subsequently reemployed as an Employee shall not be entitled to payment of benefits while so employed or reemployed. Such a Participant shall be eligible to accumulate additional Credited Service up to his Normal Retirement Date. Upon retirement his benefit shall be recomputed based upon his aggregate Credited Service. In the case of a Participant who is reemployed, retirement benefit payments shall be redetermined as of the subsequent termination of employment in accordance with the form of benefit payment in effect prior to the Participant's reemployment and adjusted to reflect the increase, if any, in benefits attributable to Credited Service after reemployment and before his Normal Retirement Date. The rules of this section shall be applied consistent with the provisions of 29 CFR Section 2530.203-3 issued by the United States Department of Labor, which provisions are incorporated herein by reference.

ARTICLE VII.  CONTRIBUTIONS.

                 7.1 Contributions to Meet Funding Standards. The Participating Employers shall make contributions to the Fund from time to time to provide Plan benefits in amounts as determined by the Committee, with the advice of the Plan's enrolled actuary, that are not less than the amount necessary to prevent an accumulated funding deficiency, as defined in Section 412 of the Code. However, the Participating Employers shall have no obligation to make contributions to the Fund after the Plan has terminated, whether or not benefits accrued before the date of termination have been fully funded, except as required by law.

                 7.2 Time of Contributions. Payment of the Participating Employer's contribution to the Fund in accordance with Section 7.1 shall be made within the time prescribed by the Code as the time within which contributions must be made in order to constitute (a) a credit to the Plan's minimum funding standard account (or alternative funding standard account) for the Plan Year to which the contribution relates, and (b) an allowable Federal income tax deduction for the taxable year for which the contribution is made.

                 7.3 Forfeitures. Any forfeitures during a year arising from a Participant's termination of employment or otherwise before the termination of the Plan shall be used to reduce the Participating Employers' contributions under the Plan for the following year and shall not increase any benefit otherwise payable hereunder.

                 7.4 Irrevocability. The Participating Employers shall have no right, title or interest in the contributions made by them to the Trustee and no part of the Fund shall revert to any Participating Employer except that, after satisfaction of all liabilities of the Plan as set forth in
Section 9.3, any amount remaining shall revert to the Participating Employers.

ARTICLE VIII.  ADMINISTRATION.

                 8.1 Fiduciary Responsibility. The Plan shall be administered by the Committee, which shall be the Plan's "named fiduciary" and "administrator," as those terms are defined by ERISA, and its agent designated to receive service of process. All matters relating to the administration of the Plan, including the duties imposed upon the Plan administrator by law, except those duties relating to the control or management of Plan assets, shall be the responsibility of the Committee. All matters relating to the control or management of Plan assets shall, except to the extent delegated in accordance with the trust agreement, be the sole and exclusive responsibility of the Trustee.

                 8.2 Appointment and Removal of Committee. The Committee shall consist of three or more individuals who shall be appointed and may be removed by the Board of Directors. Persons appointed to the Committee may be, but need not be, employees of the Employer. Any Committee member may resign by giving written notice to the Board of Directors, which notice shall be effective 30 days after delivery. A Committee member may be removed by the Board of Directors by written notice to such Committee member, which notice shall be effective upon delivery. The Board of Directors shall promptly select a successor following the resignation or removal of any Committee member, if necessary to maintain a Committee of at least three members.

                 8.3 Compensation and Expenses of Committee. Members of the Committee who are employees of the Employer shall serve without compensation. Members of the Committee who are not employees of the Employer may be paid reasonable compensation for services rendered to the Plan. Such compensation, if any, and all ordinary and necessary expenses of the Plan shall be paid from the Fund unless paid by the Participating Employers.

                 8.4 Administrative Procedures. The Committee may enact such rules and regulations for the conduct of its business and for the administration of the Plan as it shall deem necessary or appropriate. The Committee may act either at meetings at which a majority of its members are present or by a writing signed by a majority of its members without the holding of a meeting. Records shall be kept of the actions of the Committee. No Employee who is a Participant in the Plan shall vote upon, or take an active role in resolving, any question affecting only his Accrued Benefit.

                 8.5 Exclusive Benefit Rule. The Committee shall administer the Plan for the exclusive benefit of Participants, their surviving spouses, their Dependent Children and their other Beneficiaries.

                 8.6 Consultants. The Committee may, and to the extent necessary for the preparation of required reports shall, employ accountants, actuaries, attorneys and other consultants or advisors. The fees charged by such accountants, actuaries, attorneys and other consultants or advisors shall be paid from the Fund unless paid by the Participating Employers.

                 8.7 Method of Handling Plan Funds. No Committee member shall, at any time, handle any assets of the Fund, except that all payments to the Fund shall be made by the officer of the Participating Employer charged with that responsibility by such Participating Employer. All payments from the Fund shall be made by the Trustee.

                 8.8 Delegation and Allocation of Responsibility. The Committee, by unanimous action in writing, may delegate any Plan administrative responsibility to any officer of any Participating Employer and may allocate any of its responsibilities to one or more members of the Committee. In the event of any such delegation or allocation the Committee shall establish procedures for the thorough and frequent review of the performance of such duties. Persons to whom responsibilities have been delegated may not delegate to others any discretionary authority or discretionary control with respect to the management or administration of the Plan.

                 8.9 Funding Policy and Method. The Board of Directors shall appoint a committee, which shall consist of members of the Board of Directors, to:

                          8.9.1          establish and carry out a funding
policy and method consistent with the objectives of the Plan; and

                          8.9.2          establish and maintain a minimum
funding standard account, as defined in the Code, and, if appropriate, an alternative minimum funding standard account, also as defined in the Code. Not later than the last day of each Plan Year the committee shall report to the Board of Directors the amount of contribution necessary to prevent an accumulated funding deficiency for that Plan Year.

                 8.10 Claims Procedure. The Committee shall administer a claims procedure as follows:

                          8.10.1         Initial Claim.  A Participant,
surviving spouse, Dependent Child or other Beneficiary who believes himself entitled to benefits hereunder may claim those benefits by submitting to the Committee a written notification of his claim of right to such benefits.

                          8.10.2         Appeal Procedure.  In the event that
the claim is wholly or partially denied, the Committee shall, within 90 days (or in special cases, and upon prior written notice to the claimant, 180 days) of receipt of the claim, inform the Participant, surviving spouse, Dependent Child or other Beneficiary of the reason or reasons for the denial, the specific reference to the Plan provisions on which the denial was based, any additional information which may be necessary to perfect the claim, with reasons therefor, and the procedure for reviewing the denial of the claim. In such case the Participant, surviving spouse, Dependent Child or other Beneficiary or his representative shall have the opportunity to appeal to the Committee for review thereof by requesting such review in writing to the Committee. The Participant, surviving spouse, Dependent Child, other Beneficiary or his representative shall have a right to review all pertinent documents and submit comments in writing.

                          8.10.3         Decision on Appeal.  No later than
60 days after its receipt of the request for review, the Committee shall render a decision in writing, stating specific reasons therefor and citing specific Plan references. If special circumstances require extension, and upon prior written notice to the claimant, the Committee's decision may be given within 120 days after receipt of the request for review.

ARTICLE IX.  AMENDMENT, TERMINATION AND MERGER.

                 9.1 Amendment of the Plan. The Plan may be amended at any time and from time to time by the Board of Directors, provided that no amendment shall divest any vested interest of any Participant, surviving spouse, Dependent Child or other Beneficiary, and no amendment shall be effective unless the Plan shall continue to be for the exclusive benefit of the Participants, surviving spouses, Dependent Children and other Beneficiaries.
In addition, effective August 1, 1984, no amendment shall decrease any Participant's Accrued Benefit, eliminate or reduce any benefit subsidy or early retirement benefit, or eliminate any optional form of benefit except in accordance with section 411(d)(6) and section 412(c)(8) of the Code.

                 9.2 Termination of the Plan. While each Participating Employer intends to continue the Plan indefinitely, each reserves the right to terminate or partially terminate the Plan at any time as to its Employees. If the Plan is terminated or partially terminated by a Participating Employer, assets shall be allocated to the Accrued Benefits of affected Participants in the manner prescribed in Section 9.3. All such Participants' Accrued Benefits, to the extent then funded, shall immediately vest and be nonforfeitable and the Plan assets shall continue to be held for distribution as provided in Article
VI. No Employees of the Participating Employer shall thereafter be admitted to the Plan as new Participants, and no Participating Employer shall make further contributions to the Fund, except as may be required by law.

                 9.3 Allocation of Assets on Termination of the Plan. If any Participating Employer terminates the Plan with respect to some or all Participants employed by it, the Committee shall first determine the date of distribution, if any, and the value of Plan assets allocable to such Participants. Subject to provision for expense of administration of liquidation, the Committee, with the advice of the Plan's enrolled actuary, shall determine amounts allocable with respect to each affected Participant, surviving spouse, Dependent Child and other Beneficiary. Such allocation shall be made among the affected Participants, surviving spouses, Dependent Children and other Beneficiaries in the following order:

                          9.3.1          To that portion of a Participant's
benefit, if any, derived from his Accumulated Contributions;

                          9.3.2          In the case of benefits payable as
an annuity,

                                         9.3.2.1         if the benefit of a
                          Participant, surviving spouse, Dependent Child or other Beneficiary was in pay status as of the beginning of the three year period ending on the termination date of the Plan, to each such benefit, based on the provisions of the Plan (as in effect during the five year period ending on such date) under which the benefit would be the least, or

                                         9.3.2.2         if a benefit (other
                          than a benefit described in Section 9.3.2.1) would have been in pay status as of the beginning of such three year period and if the benefits had begun
                          (in the normal form of annuity under the Plan) as of the beginning of such period, to each such benefit based on the provisions of the Plan (as in effect during the five year period ending on such date) under which such benefit would be the least.

For purposes of Section 9.3.2.1, the lowest benefit in pay status during a three year period shall be considered the benefit in pay status for such period.

                          9.3.3          Any remaining assets shall be
allocated:

                                          9.3.3.1         to all other benefits
                          (if any) of individuals under the Plan guaranteed under section 4022 of ERISA (without regard to section 4022(b)(5) of ERISA);

                                          9.3.3.2         to the additional
                          benefits (if any) which would be determined under
                          Section 9.3.3.1 if section 4022(b)(6) of ERISA did not apply;

                                          9.3.3.3         to all other
                          nonforfeitable benefits under the Plan;

                                          9.3.3.4         to all benefits under
                          the Plan; and

                                          9.3.3.5         to the Participating
                          Employer, if all liabilities of the Plan to Participants, their surviving spouses, their Dependent Children and their other Beneficiaries have been satisfied and such distribution is not prohibited by any provision of law.

                          If the Fund is insufficient to provide in full for
any of the classes set forth above, the assets remaining shall be applied proportionately among Participants, surviving spouses, Dependent Children and other Beneficiaries of that class and nothing shall be applied to any subsequent class.

                          The above priorities and allocation of assets shall
be determined in accordance with section 4044 of ERISA.

                 9.4 Merger, Consolidation or Transfer of Assets or Liabilities. The Board of Directors reserves the right to merge or consolidate the Plan with any other employee pension benefit plan qualified under section 401(a) of the Code, or to transfer Plan assets or liabilities to any other such employee pension benefit plan, provided that the benefit that would be payable to each Participant in the event of a plan termination occurring immediately after any such merger, consolidation or transfer of assets or liabilities shall be at least equal to the benefit that would have been payable to such Participant in the event of a plan termination immediately before such merger, consolidation or transfer.

ARTICLE X.   WITHDRAWAL OF PARTICIPATING EMPLOYER.

                 10.1 Withdrawal. Each Participating Employer may elect to cause a withdrawal from the Plan of that share of Plan assets allocable to the benefits of Participants employed by it, their surviving spouses, Dependent Children and other Beneficiaries. After the effective date of such a withdrawal, the provisions of the Plan shall continue to be effective (with such amendments as may thereafter be made from time to time by the withdrawing Employer) as a separate plan for the exclusive benefit of the Participants employed by the withdrawing Participating Employer, their surviving Spouses, Dependent Children and other Beneficiaries, as to which the withdrawing Participating Employer shall succeed to all the rights, powers and duties of the Sponsor under the Plan. In such case, the board of directors of the withdrawing Participating Employer shall succeed to all the rights, powers, and duties of the Board of Directors under the Plan, and the board of directors of the withdrawing Participating Employer shall appoint a committee to administer the separate plan after the effective date of the withdrawal.

                 10.2 Notice of Withdrawal. Whenever any Participating Employer shall elect to cause a withdrawal from the Plan with respect to its Employees, it shall, by action of its board of directors, file notice in writing with the Committee and the Trustee of its election, and shall direct the Trustee or a successor trustee named by such withdrawing Participating Employer to hold as a separate trust the amount of assets that the Plan actuary shall certify to the Committee and the Trustee, or successor, to be allocable to the benefits of Participants employed by the withdrawing Participating Employer, their surviving spouses, Dependent Children and other Beneficiaries. Such separate plan and trust initially shall have the same provisions as the Plan and the trust agreement for the Trust under the Plan, except as otherwise provided in Section 10.1.

                 10.3 Withdrawal at Request of Board of Directors. In the event that the Board of Directors shall determine that a

Participating Employer shall no longer participate in the Plan, such Participating Employer shall withdraw from the Plan in the manner provided in
Section 10.1 and Section 10.2 within six months after notice of such determination is given.

                 10.4 Continuation of Plan. Neither the withdrawal from the Plan nor the termination thereof by a Participating Employer pursuant to the provisions of Article IX and Article X shall affect in any manner the continuance of the Plan with respect to any other Employer, and all the terms and conditions of the Plan shall continue to be applicable to such Employer and its Employees as if such withdrawal or termination had not taken place.

ARTICLE XI.  LIMITATIONS ON BENEFITS.

                 11.1     Code Section 415 Limit.

                          11.1.1        Primary Limit:  Effective for
Limitation Years beginning after June 30, 1983, in no case shall benefits with respect to any Participant payable under this Plan and all other defined benefit employee pension benefit plans sponsored by the Employer, when expressed as an annual benefit in the form of a straight life annuity, exceed the lesser of:

                                         11.1.1.1        $90,000 (or such
                          greater amount after 1987 as may be prescribed under regulations issued by the United States Department of the Treasury under section 415(d) of the Code); or

                                         11.1.1.2        100% of the
                          Participant's average annual compensation received during the three consecutive Plan Years of his participation during which he receives the greatest aggregate annual compensation, multiplied by a fraction (that may not exceed one) the numerator of which is the number of the Participant's years of Credited Service and the denominator of which is 10. if a Participant's benefit is payable as a Qualified Joint and Survivor Annuity or if his Beneficiary under Section 6.4.2 is his spouse, no adjustment of the foregoing limitation shall be made. In the case of any other benefit payable under section 6.4, such benefit shall be adjusted to an actuarially equivalent straight life annuity before applying the limitation of this Section 11.1.1, using an interest rate equal to the greater of 5% or the interest rate provided in Section 1.3.

                                         11.1.1.3        Section 11.1.1.2
                          shall not operate to reduce any benefit of $10,000 or less per year payable to a Participant who does not participate in a defined contribution employee pension benefit plan to which the Employer contributes.

                                         11.1.1.4        If a Participant was a
                          Participant in this Plan on July 1, 1982, Section
                          11.1.1 shall not reduce that Participant's benefit below his Accrued Benefit determined as of September 30, 1983.

                          11.1.2         If a Participant retires either
before reaching age 62, or after reaching age 65, the limits of Section 11.1.1 shall be adjusted in accordance with regulations issued under section 415(b) of the Code, (A) in the case of a benefit payable beginning before age 62, to an amount which is not less than the equivalent of an annual benefit of $75,000 beginning at age 55 using an interest rate equal to the greater of 5% or the interest rate provided in Section 1.2, and (B) in the case of a benefit payable beginning after age 65, to an amount that is the equivalent of an annual benefit of $90,000 beginning at age 65 using an interest rate equal to the lesser of 5% or the interest rate provided in Section 1.3.

                           11.1.3        Combined Limit:  If a Participant in
the Plan is also a participant in any defined contribution employee pension benefit plan (or, after December 31, 1985, a funded welfare plan as defined in section 419(e) of the Code), maintained by the Employer, the sum of the defined benefit fraction and the defined Contribution fraction shall not exceed one.

                                          11.1.3.1        Defined Benefit
                                                          Fraction:
                           The defined benefit fraction for any Limitation Year is a fraction (A) the numerator of which is the Participant's projected annual benefit under the Plan and all other defined benefit employee pension benefit plans maintained by the Employer (determined as of the close of the Limitation Year), and (B) the denominator of which is the lesser of (i) $90,000 or the applicable dollar limit for such Limitation Year determined under Section 11.1.1.1 above, multiplied by 1.25 (1.0 if Section B.5 of Appendix A applies), or (ii) the Participant's average Compensation for the three consecutive calendar years of active participation that produce the highest average, multiplied by 1.4.

                                     11.1.3.2        Defined Contribution
                      Fraction: The defined contribution fraction for any year is a fraction (A) the numerator of which is the total of the annual additions to the Participant's account for the Limitation Year and all prior Limitation Years under all defined contribution employee pension benefit plans maintained by the Employer (and, after December 31, 1985, all funded welfare benefit plans, as defined in section 419(e) of the Code, maintained by the Employer) and (B) the denominator of which is the lesser of the following amounts determined for such Limitation Year and for each prior Limitation Year during which the Employee was employed by the Employer (regardless of whether any defined contribution plan was in existence during those years).

                                                    (i)     $30,000, or the
                      applicable limit for each such Limitation Year, multiplied by 1.25 (1.0 if Section B.5 of Appendix
                      A applies) , or

                                                   (ii)    35% of the
                      Participant's Compensation for each such
                      Limitation Year.

                                     11.1.3.3        Transitional Rule:
                      The denominator of the defined contribution fraction under Section 11.1.3.2 above for all Limitation Years ending before January 1, 1983 shall, at the Committee's election and provided the plan in question existed on or before July 1, 1982, be:

                                                    (i)     the maximum
                      annual additions to the Participant's accounts under all defined contribution employee pension benefit plans maintained by the Employer that could have been made under the primary limit applicable to such plans for all Limitation Years ending on or before December 31, 1982, multiplied by

                                                   (ii)    A fraction,
                      (1) the numerator of which is the lesser of $51,875 or 35% of the Participant's 1981
                      Compensation and (2) the
                         denominator of which is the lesser of $41,500 or 25% of the Participant's 1981 Compensation.

                         11.1.4         Definition of Compensation.  Solely
for purposes of this Section 11.1 and Appendix A, the term "compensation" means a Participant's earned income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

                                        11.1.4.1        Employer contributions
                         to a plan of deferred compensation that are not includable in the Employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the employee, or any distributions from a plan of deferred compensation;

                                        11.1.4.2        amounts realized from
                         the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                                        11.1.4.3        amounts realized
                         from the sale, exchange or other disposition of stock acquired under a qualified Stock Option; and

                                        11.1.4.4        other amounts that
                         received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

For purposes of applying the limitations of this Section 11.1, compensation for a Limitation Year is the compensation actually paid or includable in gross income during such year.

                 11.2      Temporary Limitations.

                           11.2.1         In the event that the Plan is
terminated or the full current costs thereof applicable to the first 10 years following a Commencement Date, as hereinafter defined, have not been met at any time, the benefit provided under the Plan that any of the 25 Highest Paid Employees, as hereinafter defined, may receive shall not exceed those that can be provided from Employer contributions not in excess of the largest of the following amounts:

                                          11.2.1.1        the Participating
                           Employer contributions (or funds attributable thereto) that would have been applied to provide the benefits for the Employees if the Plan as in force on the date preceding any Commencement Date had been continued without change,

                                          11.2.1.2        $20,000,

                                          11.2.1.3        the sum of (i) the
                           Participating Employer contributions (or funds attributable thereto), that would have been applied to provide the benefits for the Employees if the Plan as in effect on the preceding Commencement Date had been terminated on that day, plus (ii) an amount computed by multiplying the number of years in the period for which the current costs of the Plan on and after any applicable Commencement Date are met by 20% of the first $50,000 of the Employee's average annual compensation during such period, or

                                          11.2.1.4        with respect to an
                           Employee who is one of the 25 Highest Paid Employees and who is also a substantial owner, as defined in section 4022(b)(5) of ERISA, the present value of the benefit guaranteed for such Employee under section 4022 of ERISA; or, with respect to an Employee who is one of the 25 Highest Paid Employees but not a substantial owner as defined in section 4022(b)(5) of ERISA, the present value of the maximum benefit described in section 4022(b)(3)(B) of ERISA.

                           11.2.2         These conditions shall not restrict
the current payment of full pension benefits called for by the Plan for any Participant, retired Participant, spouse, Dependent Child or other Beneficiary while the Plan is in full effect and its full current costs have been met. In the event that any funds are released by operation of the restrictions set forth in this Section 11.2, they shall be used to reduce subsequent contributions of the Participating Employers to the Plan, but if a Participating Employer has ceased contributions, they shall be used for the benefit of Employees, other than the 25 Highest Paid Employees. The term "25 Highest Paid Employees" means the 25 highest paid Employees of the Participating Employers, treated for this purpose as a single employer, as of the applicable Commencement Date, including any such highly paid employees who are not Participants, but excluding any Employees whose annual benefit will not exceed $1,500. The term "Commencement Date" means the effective date of any amendment to the Plan that substantially increases the benefits payable under the Plan or otherwise substantially increases the possibility of discrimination in favor of the 25 Highest Paid Employees upon the Plan's termination. The extension of the Plan by action of the Board of Directors to a group of employees not previously covered hereunder shall not constitute an amendment of the Plan, but the effective date of such extension shall constitute a Commencement Date for that group only.

                           11.2.3         In the event that it should be
determined by statute or by ruling of the Internal Revenue Service that the provisions of this Section 11.2 are no longer necessary to qualify the Plan under the Code, this Section 11.2 shall become ineffective.


ARTICLE XII.  MISCELLANEOUS.

                 12.1 Limited Purpose of Plan. The establishment or existence of the Plan shall not confer upon any employee the right to be continued as an employee. Each Employer expressly reserves the right to discharge any employee whenever in its judgment its best interests so require.

                 12.2 Non-alienation. No benefit payable under the Plan shall be subject in any manner to anticipation, assignment, or voluntary or involuntary alienation. This section shall not preclude the Trustee from complying with the terms of a qualified domestic relations order as defined in section 414(p) of the Code.

                 12.3 Facility of Payment. If the Committee, in its sole discretion, deems a Participant, surviving spouse, Dependent Child or other Beneficiary who is entitled to receive any payment hereunder to be incompetent to receive the same by reason of age, illness or any infirmity or incapacity of any kind, the Committee may direct the Trustee to apply such payment directly for the benefit of such person, or to make payment to any person Selected by the Committee to disburse the same for the benefit of the Participant, surviving Spouse, Dependent Child or other Beneficiary. Payments made pursuant to this section shall operate as a discharge, to the extent thereof, of all liabilities of the Employer, the Committee, the Trustee and the Fund to the person for whose benefit the payments are made.

                 12.4      Impossibility of Diversion.

                         12.4.1         General Rule.  All Plan assets shall
be held as part of the Fund, until paid to satisfy allowable Plan expenses or to provide benefits to Participants, surviving impossible for any part of the Fund to be used for, or diverted spouses, Dependent Children and other Beneficiaries. It shall be impossible for any part of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants, surviving spouses, Dependent Children, or other Beneficiaries under the Plan or the payment of reasonable expenses of the administration of the Plan.

                         12.4.2         Special Rule; Return of Contributions.
It  is intended that the Plan and the Fund shall continue to qualify under
Section 401(a) of the Internal Revenue Code. Therefore, Section 12.4.1 shall be subject to the following provisions:

                                        12.4.2.1        If the Internal
                         Revenue Service finally determines that the Plan as amended effective July 1, 1985 is not qualified under Section 401 (a) of the Internal Revenue Code, the Participating Employed contributions after such date, adjusted for expenses, payments and earnings, if any, shall be returned by the Trustee to each of the Participating Employers by which paid.

                                        12.4.2.2        If the Internal
                         Revenue Service rules that the Plan does not constitute a qualified plan for any Plan Year, there shall be returned to the Participating Employer upon demand by the Committee any contribution made by the Participating Employer with respect to any year in which qualified status is denied, provided that demand is made by the Committee and refund is made by the Trustee within one year of the date of denial of qualification of the Plan.

                                          12.4.2.3        In the case of a
                           contribution that is made in whole or in part by reason of a mistake of fact, so much of such contribution as is attributable to the mistake of fact shall be returnable to the Participating Employer upon demand by the Committee, upon presentation of evidence of the mistake of fact to the Trustee and of calculations as to the impact of such mistake. Demand and repayment must be effectuated within one year after the payment of the contribution to which the mistake applies.

                 12.5      Provisions Relating to Top-Heavy Plan.
Notwithstanding anything in the Plan to the contrary, if the Plan is determined to be a Top-Heavy Plan within the meaning of Section A.14 of Appendix A and section 416(g) of the Code for any Plan Year beginning after December 31, 1983, then the Plan shall meet the requirements of Sections B.1 through B.5 of Appendix A for any such Plan Year.

                 12.6 Unclaimed Benefits. If a Participant, surviving spouse, Dependent Child or other Beneficiary to whom a benefit is payable under the Plan cannot be located following a reasonable effort to do so by the Committee, such benefit shall be forfeited but shall be reinstated if a claim therefor is filed by the Participant, surviving spouse, Dependent Child or other Beneficiary.

                 12.7 Contingent Effectiveness of Plan Amendment and Restatement. The effectiveness of this amendment and restatement of the Plan shall be subject to and contingent upon a determination by the District Director of Internal Revenue that the Plan and Trust continue to meet the requirements for qualification under sections 401(a) and 501 ( ) of the Code. If the District Director determines that the amendment and restatement does adversely affect the prior qualification of the Plan and Trust under the applicable sections of the Code, then, upon notice to the Trustee, the Board of Directors shall have the right further to amend the Plan or to rescind the amendment and restatement.

                 To record the adoption of this amendment and restatement of the Plan, Teleflex Incorporated has caused its authorized officers to affix its corporate name and seal this 30th day of October, 1985.


[CORPORATE SEAL]                           TELEFLEX INCORPORATED


Attest:                                    By:
        ----------------------                 ------------------------

                             TELEFLEX INCORPORATED
                        SALARIED EMPLOYEES' PENSION PLAN
                                   APPENDIX A
                               TOP-HEAVY APPENDIX

ARTICLE A.  TOP-HEAVY PLAN DEFINITIONS.

                 The following words and phrases as used herein have the following meanings unless a different meaning is plainly required by the context:

                 A.1       "Account Balance" means the sum of:

                           A.1.1  the present value, as of the Top-Heavy
Valuation Date, of a Participant's Accrued Benefit under the Plan, determined in the same manner as Actuarial Equivalent forms of benefit are determined under the Plan;

                           A.1.2  the balance, as of the Top-Heavy Valuation
Date, standing to the credit of a Participant (including a Beneficiary of such Participant) in any Defined Contribution Plan maintained by the Employer, including COntributions that would be allocated as of the Top-Heavy Valuation Date, even though these amounts are not yet required to be contributed, and any contribution attributable (A) to a plan-to-plan transfer or rollover contribution from another qualified employee pension benefit plan or a rollover individual retirement account, accepted before January 1, 1984, or (B) a related plan-to-plan transfer or rollover individual retirement account; and

                           A.1.3  the aggregate distributions made with respect
to such Participant (including a Beneficiary of such Participant) under the Plan during the five-year period ending on the Determination Date. If a distribution is made in the form of an annuity contract, the amount of such distribution shall be equal to the actuarial value of the contract, determined on the date of the distribution. Benefits paid on account of death shall only be included to the extent of the present value of the decedent's Accrued Benefit immediately prior to death.

The term "Account Balance" shall not include any amount held or distributed on behalf of any Participant who is a Former Key Employee, or who has not received compensation from the Employer (other than benefits under qualified plans maintained by the

Employer) at any time during the five-year period ending on the Determination Date or any amount attributable to qualified voluntary employee contributions (within the meaning of Code section 219(e)(2)).

                 A.2       "Aggregation Group" means:

                           A.2.1  a Required Aggregation Group, or

                           A.2.2  a Permissive Aggregation Group.

                 A.3 "Defined Benefit Plan" means any tax-qualified employee pension benefit plan that is not a Defined Contribution Plan.

                 A.4 "Defined Contribution Plan" means a tax-qualified employee pension benefit plan that provides for an individual account for each eligible employee and for benefits based solely on the amount contributed to the eligible employee's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other eligible employees that may be allocated to such eligible employee's account.

                 A.5       "Determination Date" means:

                           A.5.1  if the Plan is not included in an Aggregation
Group, the last day of the preceding Plan Year; or

                           A.5.2  if the Plan is included in an Aggregation
Group, the Determination Date as determined under Section A.5.1 that falls within the same calendar year of each other plan included in such Aggregation Group.

                 A.6       "Employer" means the Employer as defined in Section
1.16 of the Plan.

                 A.7 "Former Key Employee" means an employee who is a Non-Key Employee with respect to the Plan for the Plan Year if such employee was a Key Employee with respect to the Plan for any prior Plan Year.

                 A.8 "Key Employee" means an employee of the Employer (including a deceased former employee), with respect to the Plan Year, who at any time during the Plan Year that includes the Determination Date or any of the four preceding Plan Years is (or was):

                           A.8.1          an officer of the Employer having
annual compensation greater than 150% of the amount in effect under Code section 415(c)(1)(A) for any such Plan Year, provided that in no event shall the number of individuals treated as officers exceed 50 employees, or, if lesser, the greater of:

                                          A.8.1.1  three employees, or

                                          A.8.1.2  10% Of the total number of
                           employees.

If more than the maximum number of employees who may be treated as officers are officers, only those officers who had the largest annual compensation in any one of the five Plan Years ending on the Determination Date shall be treated as officers.

                           A.8.2  one of the 10 Employees having annual
compensation from the Employer of more than the maximum dollar limitation of Code section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code section 318) the largest interest in the Employer, provided that such interest is more than 0.5% of the ownership interest in the Employer. If an Employee's ownership interest changes during a Plan Year, his ownership interest for the year is the largest interest owned at any time during the year. If two Employees have the same ownership interest in the Employer during the five Plan Years ending on the Determination Date, the Employee having the larger annual Compensation from the Employer for the Plan Year during any part of which that ownership interest existed shall be treated as having a larger interest.

                           A.8.3  if the Employer is a corporation, an Employee
who owns (or is considered as owning within the meaning of section 318 of the Code) more than 5% of the outstanding stock of the Employer or more than 5% of the total combined voting power of all stock of the Employer; if the Employer is not a corporation, an Employee who owns more than 5% of the capital or profits interest in the Employer; or

                           A.8.4  person who has annual compensation from the
Employer of more than $150,000 and who would be described in Section A.8.3 if "1%" were substituted for "5%" each time it appears in Section A.8.3.

For purposes of this Section A.8, section 318(a)(2)(C) of the Code shall be applied by substituting "5%" for "50%". In addition, for purposes of determining ownership in the Employer under this Section A.8, Section A.6 shall not apply.

                 A.9 "Non-Key Employed" means a Participant in the Plan (including a Beneficiary of such Participant) who is not a Key Employee with respect to the Plan for the Plan Year.

                 A.10      "Permissive Aggregation Group" means:

                           A.10.1         each plan of the Employed included
in a Required Aggregation Group; and

                           A.10.2         each other plan of the Employed if
the group of plans consisting of such plan and the plan or plans described in Section A.10.1, when considered as a single plan, meets the requirements of section 401(a)(4) and section 410 of the Code.

                 A.11      "Required Aggregate Group" means:

                           A.11.1         each plan of the Employer in which a
Key Employee was an eligible employee during the five Plan Years ending on the Determination Date; and

                           A.11.2         each other plan of the Employer
which enables any plan described in Section A.11.1 to meet the requirements of section 401(a)(4) or section 410 of the Code.

                 A.12 "Super Top-Heavy Plan" means the Plan if it would be a Top-Heavy Plan if "90%" were substituted for "60%" each time it appears in Section A.13 and Section A.14.

                 A.13 "Top-Heavy-Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

                           A.13.1         the aggregate of the Account
Balances of Key Employees under all Defined Contribution Plans included in such Aggregation Group, and

                           A.13.2         the aggregate of the present value
of cumulative accrued benefits for Key Employees under all Defined Benefit Plans included in such Aggregation Group,

exceeds 60% of the sum of such aggregates determined for all Employees.

                 A.14 "Top-Heavy-Plan" means the Plan, if as of the Determination Date:

                           A.14.1         the aggregate of the Account
Balances of Participants who are Key Employees exceeds 60% of the aggregate of the Account Balances of all Participants; or

                           A.14.2         the Plan is part of a Required
Aggregation Group which is a Top-Heavy Group.

Notwithstanding Section A.14.1 and Section A.14.2, the Plan shall not be considered a Top-Heavy Plan for any Plan Year in which the Plan is a part of a Required Aggregation Group or a Permissive Aggregation Group which is not a Top-Heavy Group.

                 A.15      "Top-Heavy Valuation Date" means the Determination
Date.

ARTICLE B.  PROVISIONS RELATING TO TOP-HEAVY PLAN.

                 Notwithstanding anything in the Plan to the contrary, if the Plan is a Top-Heavy Plan within the meaning of Section A.14 and section 416(g) of the Code for any Plan Year beginning after December 31, 1983, then the Plan shall meet the requirements of Section B.1, Section B.2, Section B.3 and Section B.4 for each such Plan Year. If the Plan is a Super Top-Heavy Plan within the meaning of Section A.12 for any Plan Year, then in addition to meeting the requirements of Sections B.1 through B.4, it shall also meet the requirements of Section B.5.

                 B.1 Minimum Vesting Requirement. The vested interest of a Participant who receives Credited Service after the Plan becomes a Top-Heavy Plan will be determined under a schedule which is not less favorable to the Participant than the following:

                 Years of Continuous Service
                      As Defined in Plan
                          Section 1.9                       Vested Interest
                 ---------------------------                ---------------
                 Less than two                                    0%
                 Two but less than three                          20%
                 Three but less than four                         40%
                 Four but less than five                          60%
                 Five but less than six                           80%
                 Six or more                                     100%

                 B.2       Minimum Benefit or Contribution Requirement.

                           B.2.1  The Plan shall provide a minimum annual
retirement benefit for such Plan Year for each Participant who is a Non-Key Employee in an amount equal to 2% of such Participant's average Compensation for the period of consecutive years (not exceeding five) during which the Participant had the greatest aggregate Compensation from the Employer, multiplied by the Participant's years of Credited Service; not to exceed 10. Such minimum annual retirement benefit shall be increased to 3% of such Participant's average Compensation for the period of consecutive years (not exceeding five) during which the Participant has the greatest aggregate Compensation from the Employer, multiplied by the Participant's years of Credited Service, not to exceed 10, for any Plan Year in which the Employer maintains a Defined Contribution Plan if necessary to avoid the application of Code section 416(h)(1), relating to special adjustments to Code section 415 limits for Top-Heavy Plans, if the adjusted limitations of Code section 41(h)(1) would otherwise be exceeded if such minimum contribution is not so increased.

                           B.2.2  The minimum benefit or contribution shall be
made for each Non-Key Employee regardless of such Non-Key Employee's level of Compensation.

                 B.3 Maximum Compensation Limitation. The annual Compensation of each Participant under the Plan for such Plan Year shall not exceed the first $200,000 of such Participant's compensation; provided, however, that such dollar limitation shall be adjusted to take into account any adjustments made under regulations prescribed by the United States Department of the Treasury pursuant to section 416(d)(2) of the Code.

                 B.4 Change in Top-Heavy Status. If the Plan becomes a Top-Heavy Plan and subsequently ceases to be a Top-Heavy Plan, the vesting schedule in Section B.1 shall continue to apply in determining the vested percentage of the Accrued Benefit of any Participant who had at least five years of Credited Service as of the last day of the last Plan Year in which the Plan was a Top-Heavy Plan. For all other Participants, the vesting schedule in Section B.1 shall apply only to their Accrued Benefit as of such last day.

                 B.5 Adjustment for Super Top-Heavy Plan. If the Plan is a Super Top-Heavy Plan for any Plan Year, then for purposes of Plan Section 11.1.3, the defined Contribution fraction and the defined benefit fraction shall be adjusted in the manner described in Code section 416(h)(1).

                 B.6 Definition of Compensation. For purposes of this Appendix A, the term "compensation" shall have the meaning prescribed in Plan
Section 11.1.4.

                             TELEFLEX INCORPORATED
                        SALARIED EMPLOYEES' PENSION PLAN
                                   APPENDIX B
                            PARTICIPATING EMPLOYERS
                            -----------------------

Name of Participating                              Effective Date of
Employer in Plan                                   Participation in Plan
----------------                                   ---------------------
Teleflex Incorporated                               July 1, 1966

Sermatech Incorporated                              July 1, 1976

A.H. Surprenant, Inc.                               July 1, 1980

Hoover Electric Company                             July 1, 1980

Teleflex Fluid Systems, Inc.                        July 1, 1982

Aries Medical Inc.                                  July 1, 1984

Gator-Gard Incorporated                             July 1, 1984

Tact Inc.                                           July 1, 1984

TFX Medical Incorporated                            July 1, 1984

                             TELEFLEX INCORPORATED
                        SALARIED EMPLOYEES' PENSION PLAN
                                   APPENDIX C
                             ACTUARIAL ASSUMPTIONS

                 The UP-1984 Mortality Table, unrated for the employee and set back three years for the co-pensioner, with interest at the rate of 9% per annum compounded annually, shall be used in determining actuarial equivalency; provided however that in no event will an actuarially equivalent amount as to any Participant on any given date which falls on or after August 1, 1983 be less than the product of the Participant's accrued monthly pension as of August 1, 1983 and the appropriate factor from the actuarial equivalency tables which were in use on July 31, 1983, specifically the Basic (Unloaded) Group Annuity Table for 1951 projected to 1965 by Scale C and rated back five years for females, and 9% interest compounded annually.

                                                         TELEFLEX SALARIED

             TABLE OF FACTORS TO CONVERT AN AMOUNT OF PENSION PAYABLE TO AN EMPLOYEE FOR LIFE WITH 5 YEARS CERTAIN TO
          AN ACTUARIALLY EQUIVALENT AMOUNT OF PENSION PAYABLE TO THE EMPLOYEE FOR LIFE WITH 66-2/3% OF THE PENSION AMOUNT
     PAYABLE TO THE EMPLOYEE CONTINUED TO THE EMPLOYEE'S SPOUSE FOR THE PERIOD, IF ANY, THAT THE SPOUSE SURVIVES THE EMPLOYEE
     ------------------------------------------------------------------------------------------------------------------------

    Spouse's Age
 Nearest Birthday
  In Relation To                                      Employee's Age Nearest Birthday
  Employee's Age  ---------------------------------------------------------------------------------------------------------
 Nearest Birthday   60       61       62       63       64       65       66       67       68       69       70       71
 ---------------- ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
20 Years Younger  0.8458   0.8388   0.8317   0.8245   0.8174   0.8103   0.8033   0.7961   0.7889   0.7816   0.7743   0.7671
19 Years Younger  0.8479   0.8410   0.8341   0.8271   0.8202   0.8133   0.8065   0.7996   0.7926   0.7855   0.7784   0.7714
18 Years Younger  0.8493   0.8426   0.8358   0.8291   0.8223   0.8157   0.8090   0.8024   0.7956   0.7887   0.7818   0.7750
17 Years Younger  0.8519   0.8454   0.8388   0.8323   0.8258   0.8193   0.8129   0.8065   0.7999   0.7933   0.7867   0.7802
16 Years Younger  0.8538   0.8475   0.8411   0.8348   0.8285   0.8223   0.8161   0.8099   0.8035   0.7971   0.7908   0.7846

15 Years Younger  0.8559   0.8497   0.8436   0.8374   0.8314   0.8254   0.8195   0.8134   0.8073   0.8012   0.7951   0.7892
14 Years ounger   0.8581   0.8521   0.8462   0.8403   0.8344   0.8287   0.8230   0.8172   0.8113   0.8054   0.7996   0.7939
13 Years Younger  0.8605   0.8547   0.8489   0.8433   0.8377   0.8322   0.8267   0.8211   0.8155   0.8098   0.8043   0.7989
12 Years Younger  0.8634   0.8578   0.8523   0.8468   0.8415   0.8363   0.8310   0.8257   0.8204   0.8150   0.8097   0.8047
11 Years Younger  0.8665   0.8611   0.8558   0.8506   0.8456   0.8406   0.8356   0.8306   0.8255   0.8204   0.8155   0.8108

10 Years Younger  0.8687   0.8636   0.8585   0.8536   0.8488   0.8440   0.8393   0.8345   0.8296   0.8248   0.8203   0.8159
 9 Years Younger  0.8711   0.8661   0.8613   0.8566   0.8520   0.8475   0.8430   0.8384   0.8338   0.8293   0.8251   0.8211
 8 Years Younger  0.8750   0.8703   0.8658   0.8613   0.8570   0.8528   0.8486   0.8443   0.8401   0.8360   0.8321   0.8285
 7 Years Younger  0.8782   0.8737   0.8694   0.8653   0.8612   0.8573   0.8533   0.8494   0.8455   0.8417   0.8382   0.8350
 6 Years Younger  0.8803   0.8761   0.8720   0.8681   0.8643   0.8606   0.8569   0.8532   0.8496   0.8461   0.8430   0.8402

 5 Years Younger  0.8840   0.8800   0.8762   0.8726   0.8691   0.8657   0.8623   0.8589   0.8556   0.8526   0.8498   0.8474
 4 Years Younger  0.8880   0.8843   0.8808   0.8775   0.8743   0.8711   0.8681   0.8651   0.8622   0.8595   0.8571   0.8551
 3 Years Younger  0.8909   0.8875   0.8843   0.8813   0.8783   0.8754   0.8726   0.8699   0.8673   0.8649   0.8629   0.8612
 2 Years Younger  0.8945   0.8914   0.8885   0.8857   0.8830   0.8804   0.8779   0.8755   0.8733   0.8712   0.8695   0.8682
 1 Year  Younger  0.8983   0.8954   0.8928   0.8903   0.8879   0.8856   0.8834   0.8813   0.8794   0.8777   0.8763   0.8753

    Same Age      0.9022   0.8997   0.8973   0.8950   0.8929   0.8909   0.8890   0.8872   0.8855   0.8841   0.8830   0.8823

 1 Year  Older    0.9056   0.9034   0.9013   0.8993   0.8974   0.8956   0.8940   0.8925   0.8911   0.8899   0.8891   0.8888
 2 Years Older    0.9090   0.9070   0.9051   0.9033   0.9017   0.9001   0.8987   0.8974   0.8962   0.8953   0.8949   0.8950
 3 Years Older    0.9131   0.9113   0.9097   0.9081   0.9067   0.9054   0.9042   0.9032   0.9022   0.9017   0.9017   0.9023
 4 Years Older    0.9170   0.9155   0.9140   0.9127   0.9115   0.9104   0.9093   0.9085   0.9079   0.9078   0.9082   0.9093
 5 Years Older    0.9217   0.9203   0.9191   0.9180   0.9169   0.9160   0.9152   0.9147   0.9146   0.9150   0.9159   0.9175

 6 Years Older    0.9262   0.9250   0.9239   0.9229   0.9220   0.9213   0.9208   0.9207   0.9210   0.9218   0.9232   0.9252
 7 Years Older    0.9300   0.9290   0.9280   0.9272   0.9264   0.9260   0.9259   0.9262   0.9270   0.9282   0.9300   0.9325
 8 Years Older    0.9338   0.9329   0.9320   0.9313   0.9308   0.9307   0.9310   0.9318   0.9329   0.9345   0.9367   0.9395
 9 Years Older    0.9376   0.9367   0.9360   0.9354   0.9353   0.9355   0.9363   0.9374   0.9388   0.9408   0.9433   0.9465
10 Years Older    0.9419   0.9411   0.9406   0.9404   0.9406   0.9413   0.9425   0.9439   0.9457   0.9480   0.9509   0.9543

11 Years Older    0.9445   0.9439   0.9437   0.9438   0.9443   0.9454   0.9468   0.9485   0.9506   0.9531   0.9561   0.9598
12 Years Older    0.9474   0.9470   0.9470   0.9475   0.9484   0.9497   0.9514   0.9533   0.9557   0.9584   0.9617   0.9655
13 Years Older    0.9522   0.9522   0.9526   0.9534   0.9547   0.9563   0.9582   0.9604   0.9630   0.9660   0.9696   0.9736
14 Years Older    0.9555   0.9558   0.9565   0.9576   0.9591   0.9608   0.9630   0.9654   0.9682   0.9714   0.9750   0.9790
15 Years Older    0.9575   0.9581   0.9590   0.9603   0.9619   0.9638   0.9661   0.9687   0.9716   0.9749   0.9784   0.9824

16 Years Older    0.9619   0.9628   0.9640   0.9654   0.9672   0.9693   0.9719   0.9748   0.9778   0.9811   0.9847   0.9890
17 Years Older    0.9662   0.9673   0.9686   0.9702   0.9721   0.9745   0.9772   0.9802   0.9833   0.9866   0.9903   0.9948
18 Years Older    0.9690   0.9701   0.9716   0.9732   0.9754   0.9779   0.9807   0.9836   0.9866   0.9900   0.9939   0.9985
19 Years Older    0.9716   0.9729   0.9743   0.9762   0.9785   0.9811   0.9838   0.9867   0.9897   0.9932   0.9973   1.0020
20 Years Older    0.9750   0.9764   0.9781   0.9802   0.9826   0.9852   0.9879   0.9908   0.9940   0.9977   1.0020   1.0070

    Spouse's Age
 Nearest Birthday
  In Relation To    Employee's Age Nearest Birthday
  Employee's Age   ---------------------------------
 Nearest Birthday    72       73       74       75
 ----------------  ------   ------   ------   ------
20 Years Younger   0.7599   0.7530   0.7465   0.7402
19 Years Younger   0.7646   0.7579   0.7516   0.7457
18 Years Younger   0.7685   0.7621   0.7561   0.7505
17 Years Younger   0.7739   0.7679   0.7622   0.7569
16 Years Younger   0.7786   0.7728   0.7675   0.7626

15 Years Younger   0.7834   0.7780   0.7730   0.7686
14 Years ounger    0.7885   0.7834   0.7788   0.7748
13 Years Younger   0.7938   0.7891   0.7849   0.7812
12 Years Younger   0.8000   0.7957   0.7919   0.7887
11 Years Younger   0.8065   0.8026   0.7993   0.7965

10 Years Younger   0.8120   0.8085   0.8056   0.8033
 9 Years Younger   0.8175   0.8144   0.8120   0.8100
 8 Years Younger   0.8254   0.8228   0.8208   0.8193
 7 Years Younger   0.8323   0.8302   0.8286   0.8276
 6 Years Younger   0.8378   0.8361   0.8348   0.8341

 5 Years Younger   0.8455   0.8441   0.8433   0.8429
 4 Years Younger   0.8536   0.8526   0.8521   0.8522
 3 Years Younger   0.8601   0.8593   0.8592   0.8597
 2 Years Younger   0.8674   0.8670   0.8673   0.8685
 1 Year  Younger   0.8747   0.8748   0.8757   0.8775

    Same Age       0.8821   0.8827   0.8841   0.8866

 1 Year  Older     0.8891   0.8903   0.8924   0.8954
 2 Years Older     0.8958   0.8975   0.9001   0.9037
 3 Years Older     0.9037   0.9060   0.9092   0.9133
 4 Years Older     0.9112   0.9140   0.9176   0.9222
 5 Years Older     0.9199   0.9232   0.9274   0.9323

 6 Years Older     0.9281   0.9318   0.9362   0.9414
 7 Years Older     0.9357   0.9398   0.9445   0.9500
 8 Years Older     0.9431   0.9474   0.9524   0.9583
 9 Years Older     0.9502   0.9548   0.9601   0.9662
10 Years Older     0.9584   0.9632   0.9688   0.9751

11 Years Older     0.9641   0.9691   0.9747   0.9811
12 Years Older     0.9699   0.9749   0.9807   0.9873
13 Years Older     0.9781   0.9833   0.9894   0.9964
14 Years Older     0.9836   0.9889   0.9952   1.0026
15 Years Older     0.9871   0.9926   0.9991   1.0067

16 Years Older     0.9939   0.9998   1.0067   1.0147
17 Years Older     1.0000   1.0062   1.0133   1.0216
18 Years Older     1.0039   1.0103   1.0177   1.0262
19 Years Older     1.0075   1.0141   1.0217   1.0303
20 Years Older     1.0128   1.0197   1.0275   1.0363

BASIS: 9.00%, UP84(0, -3)                                            12-MAY-1992

                                                         TELEFLEX SALARIED

             TABLE OF FACTORS TO CONVERT AN AMOUNT OF PENSION PAYABLE TO AN EMPLOYEE FOR LIFE WITH 5 YEARS CERTAIN TO
            AN ACTUARIALLY EQUIVALENT AMOUNT OF PENSION PAYABLE TO THE EMPLOYEE FOR LIFE WITH 50% OF THE PENSION AMOUNT
     PAYABLE TO THE EMPLOYEE CONTINUED TO THE EMPLOYEE'S SPOUSE FOR THE PERIOD, IF ANY, THAT THE SPOUSE SURVIVES THE EMPLOYEE
     ------------------------------------------------------------------------------------------------------------------------

    Spouse's Age
 Nearest Birthday
  In Relation To                                         Employee's Age Nearest Birthday
  Employee's Age  ---------------------------------------------------------------------------------------------------------
 Nearest Birthday   60       61       62       63       64       65       66       67       68       69       70       71
 ---------------- ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
20 Years Younger  0.8829   0.8775   0.8720   0.8666   0.8611   0.8558   0.8504   0.8450   0.8396   0.8341   0.8286   0.8232
19 Years Younger  0.8846   0.8793   0.8740   0.8687   0.8635   0.8583   0.8532   0.8480   0.8427   0.8374   0.8321   0.8270
18 Years Younger  0.8857   0.8806   0.8755   0.8703   0.8653   0.8603   0.8553   0.8503   0.8452   0.8401   0.8350   0.8301
17 Years Younger  0.8878   0.8829   0.8779   0.8730   0.8681   0.8633   0.8586   0.8538   0.8489   0.8440   0.8392   0.8345
16 Years Younger  0.8894   0.8846   0.8798   0.8750   0.8704   0.8658   0.8612   0.8566   0.8520   0.8473   0.8427   0.8383

15 Years Younger  0.8911   0.8864   0.8818   0.8772   0.8727   0.8684   0.8640   0.8596   0.8551   0.8507   0.8464   0.8422
14 Years Younger  0.8929   0.8884   0.8839   0.8796   0.8753   0.8711   0.8669   0.8627   0.8585   0.8543   0.8502   0.8462
13 Years Younger  0.8948   0.8905   0.8862   0.8820   0.8779   0.8740   0.8700   0.8660   0.8620   0.8580   0.8541   0.8505
12 Years Younger  0.8972   0.8930   0.8890   0.8850   0.8811   0.8773   0.8736   0.8699   0.8661   0.8623   0.8587   0.8554
11 Years Younger  0.8997   0.8957   0.8918   0.8881   0.8844   0.8809   0.8774   0.8739   0.8704   0.8669   0.8636   0.8606

10 Years Younger  0.9015   0.8977   0.8940   0.8905   0.8870   0.8837   0.8804   0.8771   0.8738   0.8706   0.8676   0.8649
 9 Years Younger  0.9034   0.8998   0.8963   0.8929   0.8897   0.8866   0.8835   0.8804   0.8773   0.8743   0.8716   0.8692
 8 Years Younger  0.9066   0.9032   0.8999   0.8968   0.8938   0.8909   0.8881   0.8853   0.8825   0.8799   0.8775   0.8755
 7 Years Younger  0.9093   0.9059   0.9029   0.9000   0.8972   0.8946   0.8920   0.8895   0.8870   0.8846   0.8826   0.8809
 6 Years Younger  0.9108   0.9078   0.9050   0.9023   0.8997   0.8973   0.8949   0.8926   0.8903   0.8883   0.8865   0.8852

 5 Years Younger  0.9138   0.9110   0.9084   0.9059   0.9036   0.9014   0.8993   0.8973   0.8953   0.8936   0.8922   0.8912
 4 Years Younger  0.9170   0.9144   0.9120   0.9099   0.9078   0.9059   0.9040   0.9023   0.9007   0.8992   0.8982   0.8976
 3 Years Younger  0.9193   0.9170   0.9149   0.9129   0.9111   0.9093   0.9077   0.9062   0.9049   0.9037   0.9030   0.9026
 2 Years Younger  0.9222   0.9201   0.9182   0.9165   0.9148   0.9134   0.9120   0.9108   0.9097   0.9089   0.9084   0.9084
 1 Year  Younger  0.9252   0.9233   0.9217   0.9201   0.9188   0.9176   0.9165   0.9155   0.9147   0.9141   0.9139   0.9142

    Same Age      0.9283   0.9267   0.9252   0.9239   0.9228   0.9218   0.9210   0.9202   0.9197   0.9193   0.9194   0.9199

 1 Year  Older    0.9310   0.9296   0.9284   0.9273   0.9264   0.9256   0.9250   0.9245   0.9242   0.9241   0.9244   0.9252
 2 Years Older    0.9337   0.9325   0.9315   0.9306   0.9298   0.9292   0.9288   0.9285   0.9283   0.9284   0.9290   0.9302
 3 Years Older    0.9369   0.9359   0.9351   0.9344   0.9338   0.9334   0.9332   0.9331   0.9331   0.9336   0.9346   0.9362
 4 Years Older    0.9400   0.9392   0.9385   0.9380   0.9376   0.9374   0.9373   0.9373   0.9376   0.9385   0.9398   0.9418
 5 Years Older    0.9437   0.9431   0.9425   0.9422   0.9419   0.9419   0.9420   0.9423   0.9430   0.9442   0.9459   0.9484

 6 Years Older    0.9472   0.9467   0.9463   0.9461   0.9460   0.9460   0.9464   0.9470   0.9481   0.9496   0.9517   0.9545
 7 Years Older    0.9502   0.9498   0.9496   0.9494   0.9494   0.9497   0.9504   0.9514   0.9528   0.9547   0.9572   0.9603
 8 Years Older    0.9532   0.9529   0.9527   0.9527   0.9529   0.9535   0.9544   0.9558   0.9575   0.9597   0.9625   0.9659
 9 Years Older    0.9561   0.9559   0.9558   0.9559   0.9564   0.9573   0.9586   0.9602   0.9622   0.9647   0.9677   0.9714
10 Years Older    0.9595   0.9593   0.9594   0.9598   0.9606   0.9618   0.9634   0.9654   0.9676   0.9704   0.9737   0.9776

11 Years Older    0.9615   0.9615   0.9618   0.9624   0.9635   0.9650   0.9668   0.9690   0.9714   0.9744   0.9778   0.9819
12 Years Older    0.9637   0.9639   0.9644   0.9653   0.9667   0.9684   0.9704   0.9727   0.9754   0.9785   0.9822   0.9864
13 Years Older    0.9675   0.9679   0.9687   0.9699   0.9715   0.9735   0.9757   0.9783   0.9811   0.9845   0.9883   0.9927
14 Years Older    0.9701   0.9707   0.9718   0.9732   0.9749   0.9770   0.9794   0.9821   0.9852   0.9886   0.9925   0.9969
15 Years Older    0.9716   0.9725   0.9737   0.9753   0.9771   0.9793   0.9818   0.9847   0.9879   0.9913   0.9952   0.9996

16 Years Older    0.9750   0.9761   0.9775   0.9792   0.9813   0.9836   0.9863   0.9894   0.9926   0.9962   1.0001   1.0046
17 Years Older    0.9783   0.9796   0.9811   0.9829   0.9850   0.9876   0.9905   0.9936   0.9968   1.0004   1.0044   1.0091
18 Years Older    0.9804   0.9818   0.9834   0.9852   0.9875   0.9902   0.9932   0.9962   0.9994   1.0030   1.0072   1.0120
19 Years Older    0.9825   0.9839   0.9855   0.9875   0.9900   0.9927   0.9955   0.9986   1.0018   1.0055   1.0097   1.0147
20 Years Older    0.9851   0.9865   0.9884   0.9906   0.9931   0.9958   0.9986   1.0017   1.0051   1.0090   1.0134   1.0185

    Spouse's Age
 Nearest Birthday
  In Relation To    Employee's Age Nearest Birthday
  Employee's Age   ---------------------------------
 Nearest Birthday    72       73       74       75
 ----------------  ------   ------   ------   ------
20 Years Younger   0.8180   0.8130   0.8085   0.8043
19 Years Younger   0.8220   0.8173   0.8130   0.8091
18 Years Younger   0.8254   0.8210   0.8169   0.8133
17 Years Younger   0.8301   0.8260   0.8222   0.8190
16 Years Younger   0.8341   0.8303   0.8269   0.8240

15 Years Younger   0.8383   0.8347   0.8317   0.8292
14 Years Younger   0.8426   0.8394   0.8367   0.8346
13 Years Younger   0.8471   0.8443   0.8419   0.8402
12 Years Younger   0.8525   0.8500   0.8480   0.8467
11 Years Younger   0.8580   0.8559   0.8543   0.8534

10 Years Younger   0.8626   0.8609   0.8597   0.8592
 9 Years Younger   0.8673   0.8659   0.8651   0.8650
 8 Years Younger   0.8739   0.8730   0.8726   0.8729
 7 Years Younger   0.8798   0.8792   0.8792   0.8799
 6 Years Younger   0.8843   0.8841   0.8845   0.8855

 5 Years Younger   0.8907   0.8909   0.8916   0.8929
 4 Years Younger   0.8975   0.8979   0.8990   0.9007
 3 Years Younger   0.9028   0.9035   0.9049   0.9070
 2 Years Younger   0.9089   0.9099   0.9116   0.9143
 1 Year  Younger   0.9149   0.9163   0.9185   0.9217

    Same Age       0.9210   0.9228   0.9255   0.9292

 1 Year  Older     0.9267   0.9290   0.9323   0.9365
 2 Years Older     0.9321   0.9349   0.9386   0.9433
 3 Years Older     0.9385   0.9418   0.9460   0.9511
 4 Years Older     0.9446   0.9482   0.9528   0.9583
 5 Years Older     0.9516   0.9557   0.9607   0.9665

 6 Years Older     0.9581   0.9625   0.9678   0.9738
 7 Years Older     0.9642   0.9689   0.9744   0.9807
 8 Years Older     0.9701   0.9750   0.9807   0.9873
 9 Years Older     0.9757   0.9809   0.9868   0.9936
10 Years Older     0.9822   0.9875   0.9937   1.0006

11 Years Older     0.9866   0.9921   0.9983   1.0054
12 Years Older     0.9912   0.9967   1.0030   1.0103
13 Years Older     0.9976   1.0033   1.0098   1.0174
14 Years Older     1.0019   1.0077   1.0144   1.0222
15 Years Older     1.0046   1.0106   1.0175   1.0254

16 Years Older     1.0099   1.0161   1.0233   1.0317
17 Years Older     1.0146   1.0210   1.0284   1.0370
18 Years Older     1.0176   1.0242   1.0318   1.0406
19 Years Older     1.0204   1.0271   1.0349   1.0437
20 Years Older     1.0245   1.0314   1.0394   1.0483

BASIS:  9.00%, UP84(0, -3)                                           13-MAY-1992

                                                         TELEFLEX SALARIED

             TABLE OF FACTORS TO CONVERT AN AMOUNT OF PENSION PAYABLE TO AN EMPLOYEE FOR LIFE WITH 5 YEARS CERTAIN TO
           AN ACTUARIALLY EQUIVALENT AMOUNT OF PENSION PAYABLE TO THE EMPLOYEE FOR LIFE WITH 100% OF THE PENSION AMOUNT
     PAYABLE TO THE EMPLOYEE CONTINUED TO THE EMPLOYEE'S SPOUSE FOR THE PERIOD, IF ANY, THAT THE SPOUSE SURVIVES THE EMPLOYEE
     ------------------------------------------------------------------------------------------------------------------------

  Spouse's Age
Nearest Birthday
 In Relation To                                         Employee's Age Nearest Birthday
 Employee's Age   ---------------------------------------------------------------------------------------------------------
Nearest Birthday    60       61       62       63       64       65       66       67      68        69       70       71
----------------  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
20 Years Younger  0.7803   0.7708   0.7612   0.7516   0.7420   0.7325   0.7230   0.7135   0.7040   0.6943   0.6846   0.6750
19 Years Younger  0.7829   0.7736   0.7642   0.7549   0.7455   0.7362   0.7270   0.7177   0.7084   0.6989   0.6895   0.6801
18 Years Younger  0.7848   0.7756   0.7665   0.7573   0.7481   0.7391   0.7301   0.7211   0.7119   0.7027   0.6935   0.6843
17 Years Younger  0.7881   0.7792   0.7702   0.7613   0.7524   0.7436   0.7349   0.7261   0.7172   0.7082   0.6993   0.6904
16 Years Younger  0.7906   0.7819   0.7731   0.7644   0.7558   0.7473   0.7388   0.7302   0.7215   0.7128   0.7041   0.6955

15 Years Younger  0.7932   0.7847   0.7762   0.7678   0.7594   0.7511   0.7429   0.7345   0.7261   0.7177   0.7093   0.7009
14 Years Younger  0.7961   0.7878   0.7796   0.7713   0.7632   0.7552   0.7472   0.7391   0.7310   0.7228   0.7146   0.7066
13 Years Younger  0.7991   0.7911   0.7831   0.7751   0.7673   0.7595   0.7518   0.7440   0.7361   0.7281   0.7202   0.7125
12 Years Younger  0.8029   0.7951   0.7874   0.7797   0.7721   0.7647   0.7572   0.7497   0.7421   0.7344   0.7268   0.7195
11 Years Younger  0.8069   0.7994   0.7919   0.7845   0.7773   0.7701   0.7629   0.7557   0.7483   0.7410   0.7338   0.7268

10 Years Younger  0.8099   0.8026   0.7954   0.7883   0.7813   0.7744   0.7675   0.7605   0.7534   0.7464   0.7396   0.7330
 9 Years Younger  0.8130   0.8059   0.7989   0.7921   0.7855   0.7788   0.7721   0.7654   0.7587   0.7520   0.7455   0.7392
 8 Years Younger  0.8181   0.8114   0.8047   0.7983   0.7919   0.7856   0.7792   0.7729   0.7665   0.7602   0.7541   0.7483
 7 Years Younger  0.8222   0.8158   0.8095   0.8033   0.7973   0.7912   0.7852   0.7792   0.7732   0.7673   0.7616   0.7563
 6 Years Younger  0.8251   0.8189   0.8129   0.8070   0.8012   0.7955   0.7898   0.7841   0.7784   0.7728   0.7675   0.7626

 5 Years Younger  0.8299   0.8241   0.8184   0.8128   0.8074   0.8020   0.7967   0.7913   0.7860   0.7809   0.7761   0.7716
 4 Years Younger  0.8352   0.8297   0.8244   0.8192   0.8141   0.8091   0.8041   0.7992   0.7943   0.7896   0.7852   0.7811
 3 Years Younger  0.8391   0.8339   0.8290   0.8242   0.8194   0.8147   0.8100   0.8054   0.8009   0.7966   0.7925   0.7889
 2 Years Younger  0.8439   0.8391   0.8345   0.8300   0.8255   0.8211   0.8169   0.8126   0.8085   0.8046   0.8010   0.7977
 1 Year  Younger  0.8489   0.8445   0.8402   0.8360   0.8319   0.8279   0.8240   0.8201   0.8164   0.8128   0.8096   0.8067

    Same Age      0.8542   0.8501   0.8462   0.8423   0.8386   0.8349   0.8313   0.8278   0.8244   0.8211   0.8182   0.8156

 1 Year  Older    0.8588   0.8551   0.8515   0.8479   0.8445   0.8412   0.8379   0.8347   0.8316   0.8287   0.8261   0.8240
 2 Years Older    0.8634   0.8600   0.8566   0.8534   0.8502   0.8471   0.8441   0.8412   0.8383   0.8357   0.8336   0.8320
 3 Years Older    0.8689   0.8658   0.8628   0.8598   0.8569   0.8541   0.8514   0.8488   0.8462   0.8441   0.8425   0.8416
 4 Years Older    0.8743   0.8715   0.8687   0.8660   0.8633   0.8608   0.8582   0.8558   0.8537   0.8521   0.8511   0.8507
 5 Years Older    0.8806   0.8781   0.8756   0.8731   0.8707   0.8684   0.8661   0.8642   0.8626   0.8617   0.8612   0.8615

 6 Years Older    0.8868   0.8844   0.8822   0.8799   0.8776   0.8755   0.8736   0.8722   0.8712   0.8708   0.8709   0.8717
 7 Years Older    0.8920   0.8899   0.8878   0.8856   0.8836   0.8818   0.8805   0.8796   0.8792   0.8793   0.8800   0.8814
 8 Years Older    0.8973   0.8953   0.8933   0.8913   0.8896   0.8883   0.8875   0.8872   0.8873   0.8878   0.8890   0.8909
 9 Years Older    0.9026   0.9006   0.8987   0.8970   0.8957   0.8949   0.8947   0.8948   0.8953   0.8963   0.8980   0.9003
10 Years Older    0.9085   0.9067   0.9051   0.9039   0.9031   0.9029   0.9032   0.9038   0.9048   0.9062   0.9083   0.9109

11 Years Older    0.9122   0.9106   0.9094   0.9086   0.9083   0.9085   0.9091   0.9101   0.9114   0.9133   0.9156   0.9185
12 Years Older    0.9162   0.9150   0.9141   0.9137   0.9140   0.9145   0.9155   0.9168   0.9185   0.9205   0.9232   0.9263
13 Years Older    0.9230   0.9222   0.9219   0.9221   0.9227   0.9237   0.9250   0.9267   0.9286   0.9311   0.9341   0.9375
14 Years Older    0.9277   0.9273   0.9274   0.9279   0.9288   0.9301   0.9316   0.9335   0.9359   0.9386   0.9417   0.9451
15 Years Older    0.9305   0.9305   0.9310   0.9317   0.9328   0.9342   0.9360   0.9382   0.9408   0.9435   0.9465   0.9499

16 Years Older    0.9368   0.9372   0.9380   0.9390   0.9404   0.9421   0.9443   0.9468   0.9495   0.9523   0.9554   0.9591
17 Years Older    0.9429   0.9436   0.9445   0.9458   0.9473   0.9494   0.9519   0.9545   0.9572   0.9600   0.9633   0.9673
18 Years Older    0.9468   0.9477   0.9488   0.9501   0.9520   0.9543   0.9568   0.9594   0.9620   0.9649   0.9684   0.9726
19 Years Older    0.9506   0.9516   0.9527   0.9544   0.9565   0.9589   0.9613   0.9637   0.9664   0.9695   0.9732   0.9776
20 Years Older    0.9556   0.9566   0.9581   0.9601   0.9623   0.9646   0.9671   0.9697   0.9726   0.9760   0.9800   0.9847

  Spouse's Age
Nearest Birthday
 in Relation To     Employee's Age Nearest Birthday
 Employee's Age    ---------------------------------
Nearest Birthday     72       73       74       75
----------------   ------   ------   ------   ------
20 Years Younger   0.6655   0.6562   0.6472   0.6386
19 Years Younger   0.6708   0.6618   0.6531   0.6447
18 Years Younger   0.6753   0.6666   0.6581   0.6501
17 Years Younger   0.6817   0.6732   0.6651   0.6574
16 Years Younger   0.6871   0.6789   0.6711   0.6638

15 Years Younger   0.6928   0.6850   0.6775   0.6706
14 Years Younger   0.6987   0.6913   0.6842   0.6777
13 Years Younger   0.7050   0.6979   0.6912   0.6851
12 Years Younger   0.7124   0.7057   0.6994   0.6938
11 Years Younger   0.7202   0.7139   0.7081   0.7029

10 Years Younger   0.7267   0.7209   0.7156   0.7108
 9 Years Younger   0.7333   0.7279   0.7231   0.7187
 8 Years Younger   0.7429   0.7380   0.7336   0.7298
 7 Years Younger   0.7514   0.7469   0.7430   0.7396
 6 Years Younger   0.7581   0.7541   0.7505   0.7475

 5 Years Younger   0.7675   0.7639   0.7608   0.7581
 4 Years Younger   0.7775   0.7744   0.7716   0.7694
 3 Years Younger   0.7856   0.7828   0.7804   0.7786
 2 Years Younger   0.7948   0.7923   0.7905   0.7894
 1 Year  Younger   0.8041   0.8021   0.8009   0.8006

    Same Age       0.8135   0.8121   0.8116   0.8120

 1 Year  Older     0.8225   0.8218   0.8220   0.8232
 2 Years Older     0.8311   0.8310   0.8319   0.8338
 3 Years Older     0.8413   0.8420   0.8436   0.8461
 4 Years Older     0.8511   0.8524   0.8545   0.8575
 5 Years Older     0.8626   0.8645   0.8672   0.8707

 6 Years Older     0.8733   0.8758   0.8789   0.8826
 7 Years Older     0.8835   0.8864   0.8899   0.8941
 8 Years Older     0.8935   0.8966   0.9005   0.9051
 9 Years Older     0.9031   0.9066   0.9108   0.9157
10 Years Older     0.9141   0.9180   0.9226   0.9277

11 Years Older     0.9220   0.9260   0.9306   0.9359
12 Years Older     0.9300   0.9341   0.9389   0.9444
13 Years Older     0.9413   0.9457   0.9508   0.9570
14 Years Older     0.9489   0.9535   0.9590   0.9655
15 Years Older     0.9538   0.9587   0.9644   0.9713

16 Years Older     0.9635   0.9688   0.9751   0.9825
17 Years Older     0.9720   0.9777   0.9844   0.9922
18 Years Older     0.9776   0.9835   0.9906   0.9988
19 Years Older     0.9828   0.9890   0.9963   1.0046
20 Years Older     0.9903   0.9970   1.0046   1.0132

BASIS:  9.00%, UP84 (0, -3)                                          11-JUN-1993

                                                         TELEFLEX SALARIED

             TABLE OF FACTORS TO CONVERT AN AMOUNT OF PENSION PAYABLE TO AN EMPLOYEE FOR LIFE WITH 5 YEARS CERTAIN TO
           AN ACTUARIALLY EQUIVALENT AMOUNT OF PENSION PAYABLE TO THE EMPLOYEE FOR LIFE WITH 100% OF THE PENSION AMOUNT
     PAYABLE TO THE EMPLOYEE CONTINUED TO THE EMPLOYEE'S SPOUSE FOR THE PERIOD, IF ANY, THAT THE SPOUSE SURVIVES THE EMPLOYEE
     ------------------------------------------------------------------------------------------------------------------------

  Spouse's Age
Nearest Birthday
 In Relation To                                         Employee's Age Nearest Birthday
 Employee's Age   ---------------------------------------------------------------------------------------------------------
Nearest Birthday    60       61       62       63       64       65       66       67       68       69       70       71
----------------  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
20 Years Younger  0.7803   0.7708   0.7612   0.7516   0.7420   0.7325   0.7230   0.7135   0.7040   0.6943   0.6846   0.6750
19 Years Younger  0.7829   0.7736   0.7642   0.7549   0.7455   0.7362   0.7270   0.7177   0.7084   0.6989   0.6895   0.6801
18 Years Younger  0.7848   0.7756   0.7665   0.7573   0.7481   0.7391   0.7301   0.7211   0.7119   0.7027   0.6935   0.6843
17 Years Younger  0.7881   0.7792   0.7702   0.7613   0.7524   0.7436   0.7349   0.7261   0.7172   0.7082   0.6993   0.6904
16 Years Younger  0.7906   0.7819   0.7731   0.7644   0.7558   0.7473   0.7388   0.7302   0.7215   0.7128   0.7041   0.6955

15 Years Younger  0.7932   0.7847   0.7762   0.7678   0.7594   0.7511   0.7429   0.7345   0.7261   0.7177   0.7093   0.7009
14 Years Younger  0.7961   0.7878   0.7796   0.7713   0.7632   0.7552   0.7472   0.7391   0.7310   0.7228   0.7146   0.7066
13 Years Younger  0.7991   0.7911   0.7831   0.7751   0.7673   0.7595   0.7518   0.7440   0.7361   0.7281   0.7202   0.7125
12 Years Younger  0.8029   0.7951   0.7874   0.7797   0.7721   0.7647   0.7572   0.7497   0.7421   0.7344   0.7268   0.7195
11 Years Younger  0.8069   0.7994   0.7919   0.7845   0.7773   0.7701   0.7629   0.7557   0.7483   0.7410   0.7338   0.7268

10 Years Younger  0.8099   0.8026   0.7954   0.7883   0.7813   0.7744   0.7675   0.7605   0.7534   0.7464   0.7396   0.7330
 9 Years Younger  0.8130   0.8059   0.7989   0.7921   0.7855   0.7788   0.7721   0.7654   0.7587   0.7520   0.7455   0.7392
 8 Years Younger  0.8181   0.8114   0.8047   0.7983   0.7919   0.7856   0.7792   0.7729   0.7665   0.7602   0.7541   0.7483
 7 Years Younger  0.8222   0.8158   0.8095   0.8033   0.7973   0.7912   0.7852   0.7792   0.7732   0.7673   0.7616   0.7563
 6 Years Younger  0.8251   0.8189   0.8129   0.8070   0.8012   0.7955   0.7898   0.7841   0.7784   0.7728   0.7675   0.7626

 5 Years Younger  0.8299   0.8241   0.8184   0.8128   0.8074   0.8020   0.7967   0.7913   0.7860   0.7809   0.7761   0.7716
 4 Years Younger  0.8352   0.8297   0.8244   0.8192   0.8141   0.8091   0.8041   0.7992   0.7943   0.7896   0.7852   0.7811
 3 Years Younger  0.8391   0.8339   0.8290   0.8242   0.8194   0.8147   0.8100   0.8054   0.8009   0.7966   0.7925   0.7889
 2 Years Younger  0.8439   0.8391   0.8345   0.8300   0.8255   0.8211   0.8169   0.8126   0.8085   0.8046   0.8010   0.7977
 1 Year  Younger  0.8489   0.8445   0.8402   0.8360   0.8319   0.8279   0.8240   0.8201   0.8164   0.8128   0.8096   0.8067

    Same Age      0.8542   0.8501   0.8462   0.8423   0.8386   0.8349   0.8313   0.8278   0.8244   0.8211   0.8182   0.8156

 1 Year  Older    0.8588   0.8551   0.8515   0.8479   0.8445   0.8412   0.8379   0.8347   0.8316   0.8287   0.8261   0.8240
 2 Years Older    0.8634   0.8600   0.8566   0.8534   0.8502   0.8471   0.8441   0.8412   0.8383   0.8357   0.8336   0.8320
 3 Years Older    0.8689   0.8658   0.8628   0.8598   0.8569   0.8541   0.8514   0.8488   0.8462   0.8441   0.8425   0.8416
 4 Years Older    0.8743   0.8715   0.8687   0.8660   0.8633   0.8608   0.8582   0.8558   0.8537   0.8521   0.8511   0.8507
 5 Years Older    0.8806   0.8781   0.8756   0.8731   0.8707   0.8684   0.8661   0.8642   0.8626   0.8617   0.8612   0.8615

 6 Years Older    0.8868   0.8844   0.8822   0.8799   0.8776   0.8755   0.8736   0.8722   0.8712   0.8708   0.8709   0.8717
 7 Years Older    0.8920   0.8899   0.8878   0.8856   0.8836   0.8818   0.8805   0.8796   0.8792   0.8793   0.8800   0.8814
 8 Years Older    0.8973   0.8953   0.8933   0.8913   0.8896   0.8883   0.8875   0.8872   0.8873   0.8878   0.8890   0.8909
 9 Years Older    0.9026   0.9006   0.8987   0.8970   0.8957   0.8949   0.8947   0.8948   0.8953   0.8963   0.8980   0.9003
10 Years Older    0.9085   0.9067   0.9051   0.9039   0.9031   0.9029   0.9032   0.9038   0.9048   0.9062   0.9083   0.9109

11 Years Older    0.9122   0.9106   0.9094   0.9086   0.9083   0.9085   0.9091   0.9101   0.9114   0.9133   0.9156   0.9185
12 Years Older    0.9162   0.9150   0.9141   0.9137   0.9140   0.9145   0.9155   0.9168   0.9185   0.9205   0.9232   0.9263
13 Years Older    0.9230   0.9222   0.9219   0.9221   0.9227   0.9237   0.9250   0.9267   0.9286   0.9311   0.9341   0.9375
14 Years Older    0.9277   0.9273   0.9274   0.9279   0.9288   0.9301   0.9316   0.9335   0.9359   0.9386   0.9417   0.9451
15 Years Older    0.9305   0.9305   0.9310   0.9317   0.9328   0.9342   0.9360   0.9382   0.9408   0.9435   0.9465   0.9499

16 Years Older    0.9368   0.9372   0.9380   0.9390   0.9404   0.9421   0.9443   0.9468   0.9495   0.9523   0.9554   0.9591
17 Years Older    0.9429   0.9436   0.9445   0.9458   0.9473   0.9494   0.9519   0.9545   0.9572   0.9600   0.9633   0.9673
18 Years Older    0.9468   0.9477   0.9488   0.9501   0.9520   0.9543   0.9568   0.9594   0.9620   0.9649   0.9684   0.9726
19 Years Older    0.9506   0.9516   0.9527   0.9544   0.9565   0.9589   0.9613   0.9637   0.9664   0.9695   0.9732   0.9776
20 Years Older    0.9556   0.9566   0.9581   0.9601   0.9623   0.9646   0.9671   0.9697   0.9726   0.9760   0.9800   0.9847

  Spouse's Age
Nearest Birthday
 In Relation To     Employee's Age Nearest Birthday
 Employee's Age    ---------------------------------
Nearest Birthday     72       73       74       75
----------------   ------   ------   ------   ------
20 Years Younger   0.6655   0.6562   0.6472   0.6386
19 Years Younger   0.6708   0.6618   0.6531   0.6447
18 Years Younger   0.6753   0.6666   0.6581   0.6501
17 Years Younger   0.6817   0.6732   0.6651   0.6574
16 Years Younger   0.6871   0.6789   0.6711   0.6638

15 Years Younger   0.6928   0.6850   0.6775   0.6706
14 Years Younger   0.6987   0.6913   0.6842   0.6777
13 Years Younger   0.7050   0.6979   0.6912   0.6851
12 Years Younger   0.7124   0.7057   0.6994   0.6938
11 Years Younger   0.7202   0.7139   0.7081   0.7029

10 Years Younger   0.7267   0.7209   0.7156   0.7108
 9 Years Younger   0.7333   0.7279   0.7231   0.7187
 8 Years Younger   0.7429   0.7380   0.7336   0.7298
 7 Years Younger   0.7514   0.7469   0.7430   0.7396
 6 Years Younger   0.7581   0.7541   0.7505   0.7475

 5 Years Younger   0.7675   0.7639   0.7608   0.7581
 4 Years Younger   0.7775   0.7744   0.7716   0.7694
 3 Years Younger   0.7856   0.7828   0.7804   0.7786
 2 Years Younger   0.7948   0.7923   0.7905   0.7894
 1 Year  Younger   0.8041   0.8021   0.8009   0.8006

    Same Age       0.8135   0.8121   0.8116   0.8120

 1 Year  Older     0.8225   0.8218   0.8220   0.8232
 2 Years Older     0.8311   0.8310   0.8319   0.8338
 3 Years Older     0.8413   0.8420   0.8436   0.8461
 4 Years Older     0.8511   0.8524   0.8545   0.8575
 5 Years Older     0.8626   0.8645   0.8672   0.8707

 6 Years Older     0.8733   0.8758   0.8789   0.8826
 7 Years Older     0.8835   0.8864   0.8899   0.8941
 8 Years Older     0.8935   0.8966   0.9005   0.9051
 9 Years Older     0.9031   0.9066   0.9108   0.9157
10 Years Older     0.9141   0.9180   0.9226   0.9277

11 Years Older     0.9220   0.9260   0.9306   0.9359
12 Years Older     0.9300   0.9341   0.9389   0.9444
13 Years Older     0.9413   0.9457   0.9508   0.9570
14 Years Older     0.9489   0.9535   0.9590   0.9655
15 Years Older     0.9538   0.9587   0.9644   0.9713

16 Years Older     0.9635   0.9688   0.9751   0.9825
17 Years Older     0.9720   0.9777   0.9844   0.9922
18 Years Older     0.9776   0.9835   0.9906   0.9988
19 Years Older     0.9828   0.9890   0.9963   1.0046
20 Years Older     0.9903   0.9970   1.0046   1.0132

BASIS:  9.00%, UP84 (0, -3)                                          11-JUN-1993

                            ------------------------

                  TELEFLEX INCORPORATED RETIREMENT INCOME PLAN

                              Amended and Restated

                        Effective as of January  1, 1994

                               TABLE OF CONTENTS

                                                                                                                           Page
                                                                                                                           ----
    ARTICLE I    DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.1     "Accrued Benefit"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.2     "Actuarial Equivalent" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.3     "Average Monthly Compensation" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         1.4     "Beneficiary"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.5     "Board of Directors" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         1.6     "Covered Compensation" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.7     "Credited Service" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         1.8     "Effective Date" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         1.9     "Employee" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         1.10    "Employer" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.11    "Hour of Service"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.12    "Member" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.13    "Normal Form of Retirement Income" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.14    "Pension Administrative Committee" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.15    "Plan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         1.16    "Plan Year"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.17    "Predecessor Plan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.18    "Prior Plan" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.19    "Service"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.20    "Social Security Retirement Age" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.21    "Trust Agreement"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.22    "Trustee"  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.23    "Trust Fund" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

    ARTICLE II   ELIGIBILITY FOR MEMBERSHIP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         2.1     Eligibility for Membership . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         2.2     Transfer of Employment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         2.3     Change of Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

    ARTICLE III  CONTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.1     Employer Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         3.2     Member Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         3.3     Payment of Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

    ARTICLE IV   RETIREMENT DATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         4.1     Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         4.2     Normal Retirement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         4.3     Early Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         4.4     Deferred Retirement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

    ARTICLE V    RETIREMENT BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         5.1     Upon Normal or Deferred Retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         5.2     Upon Early Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         5.3     Retirement Benefits Payable or Accrued
                 Prior to the Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

   ARTICLE VI    TERMINATION BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         6.1     Upon Termination of Employment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         6.2     Early Payment of Vested Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         6.3     Prior Vesting Schedule Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

   ARTICLE VII   BENEFITS PAYABLE UPON DEATH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         7.1     Death Prior to Completion of Ten (10)
                 Years of Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         7.2     Death Subsequent to Completion of Ten (10)
                 Years of Service and Prior to Normal
                 Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         7.3     Death Subsequent to Normal Retirement
                 Date and Prior to Actual Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         7.4     Death of a Retired Member  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

   ARTICLE VIII  BENEFIT LIMITATIONS AND PAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         8.1     Duplication of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         8.2     Benefit Reduction for Cost of Insurance
                 Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         8.3     Maximum Benefit Limitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         8.4     Limitations Applicable to Twenty-Five (25)
                 Highest Paid Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         8.5     Application for Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         8.6     Benefit Payment Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         8.7     Form of Benefit Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         8.8     Substitute Payee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         8.9     Unclaimed Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         8.10    Direct Rollover  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

   ARTICLE IX    ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         9.1     Appointment of Pension Administrative
                 Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         9.2     Organization and Operation of the Pension
                 Administrative Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         9.3     Duties and Responsibilities of the Pension
                 Administrative Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         9.4     Records and Reporting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         9.5     Required Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         9.6     Payment of Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         9.7     Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         9.8     Procedure For Appeal of Denial of Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

   ARTICLE X     AMENDMENT, MERGER AND TERMINATION OF THE
                 PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         10.1    Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         10.2    Merger of Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         10.3    Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         10.4    Manner and Order of Allocation of Trust
                 Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         10.5    Distribution Methods and Satisfaction of
                 Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

   ARTICLE XI    PARTICIPATING EMPLOYERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         11.1    Adoption of Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         11.2    Alternative Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         11.3    Discontinuance of Contributions, Withdrawal
                 or Termination By Participating Employers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         11.4    Merger of Two (2) Employers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72

   ARTICLE XII   GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         12.1    Exclusiveness of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73
         12.2    Limitation of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         12.3    Non-Assignability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         12.4    Construction of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         12.5    Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         12.6    Titles and Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         12.7    Counterparts as Original . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         12.8    Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         12.9    Internal Revenue Service Approval  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77

   ARTICLE XIII  TOP HEAVY PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         13.1    Top Heavy Determination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         13.2    Minimum Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         13.3    Minimum Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         13.4    Change in Top Heavy Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         13.5    Distribution to Five Percent (5%) Owners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         13.6    Impact on Maximum Benefit Limitation
                 Contained in Section 8.3 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82

   ARTICLE XIV   NAMED FIDUCIARIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         14.1    Pension Administrative Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         14.2    Pension Investment Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         14.3    References to the Pension Administrative
                 Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84

   SCHEDULE A -  COVERED LOCATIONS

   SCHEDULE B -  PREVIOUS BENEFIT FORMULA

   SCHEDULE C -  SCHEDULE OF ALTERNATE PLAN PROVISIONS FOR
                 PILING - WECK EMPLOYEES

   EXHIBIT I  -  SOCIAL SECURITY BENEFIT CALCULATION
                 PROCEDURE

   EXHIBIT II -  ACTUARIAL EQUIVALENTS

                                  INTRODUCTION

                 Effective as of July 1, 1973, Gulf & Western Manufacturing Company adopted the "Gulf & Western Engineering Group Employees' Retirement Plan" (hereinafter referred to as the "Prior Plan") as a successor plan to the "Gulf & Western Industries, Inc. Salaried Employees' Retirement Plan" and the "Gulf & Western Industries, Inc. Hourly Employees' Retirement Plan." The Prior Plan was amended and restated effective July 1, 1976.

                 Effective September 12, 1985, Gulf & Western Consumer and Industrial Products Division was purchased by Wickes Companies, Inc. Accordingly, effective September 12, 1985, the Gulf & Western Engineering Group Employees' Retirement Plan was renamed the Wickes Engineering Group Employees' Retirement Plan.

                 Effective April 1, 1993 the Engineering Group was acquired by Teleflex Incorporated and the Plan renamed the Teleflex Incorporated Retirement Income Plan.

                 This Plan establishes the benefits, rights and obligations of all eligible employees and of all persons claiming through or under such eligible employees after the Plan's effective date, and is intended to be in compliance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). This revised Plan document is an amendment, revision and restatement of the Plan document dated effective January 1, 1994.

                  TELEFLEX INCORPORATED RETIREMENT INCOME PLAN

                                   ARTICLE I
                                  DEFINITIONS

                 1.1   "Accrued Benefit"

                 The Normal Form of Retirement Income, as computed in accordance with Section 5.1, based on the Member's Average Monthly Compensation and Credited Service to the date of reference.

                 1.2   "Actuarial Equivalent"

                 A benefit of equal value, as computed by an enrolled actuary, determined on the basis of the actuarial equivalents last adopted by the Pension Committee, as set forth in Exhibit II.

                 For purposes of Section 8.7(d), the present value of an Accrued Benefit shall be calculated: (a) by using an interest rate equal to the lesser of the rate specified in Exhibit II or the "applicable interest rate" if the vested Accrued Benefit using such rate is not greater than $25,000, and (b) by using an interest rate equal to the lesser of the rate specified in Exhibit II or 120% of the "applicable interest rate" if the vested Accrued Benefit exceeds $25,000 as determined under (a), but in no event shall the present value calculated under clause (b) be less than $25,000. For this purpose the "applicable interest rate" shall mean the interest rate which would be used as of the date of distribution by the Pension Benefit Guaranty Corporation for the purpose of determining the present value of a lump sum distribution on plan termination.

                 1.3   "Average Monthly Compensation"

                 The Monthly Compensation of a Member averaged over the 60 consecutive months which produce the highest average during the 120 month period, or the number of months as an Employee if less than 120, prior to the Member's Retirement Date, date of termination of employment, or date of his death, whichever date is applicable.

                 As used herein, "Monthly Compensation" shall mean total remuneration paid by the Employer, for services rendered to the Employer, exclusive of the cost to the Employer of fringe benefits, deferred compensation (other than compensation deferred under Section 401(k) of the Code), severance pay, special pay, special bonuses, or fees under contract for advisory or other services, divided by the number of full months that the Member was employed by the Employer during the calendar year. Average Monthly Compensation, on an annualized basis, shall in no event exceed $150,000 as adjusted at the same time and in the same manner as permitted in accordance with Section 415(d) of the Code for each Member participating in the Plan. In determining the compensation of a Member, the rules of Section 414(q)(6) of the Code shall apply, except the term

"family" shall include only the spouse of the Member and any lineal descendants of the Member who have not attained age 19 before the close of the Plan Year.

                 A Member on an Employer approved leave of absence shall be deemed to have received remuneration during his period of absence equal to his basic rate of pay in effect immediately prior to such absence.

                 In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with section 401(a)(17)(B) of the Internal Revenue Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

                 For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

                 If compensation for any prior determination period is taken into account in determining an Employee's benefits accrued in the current plan year, the compensation for the prior determination period is subject to the OBRA '93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual compensation limit is $150,000.

                 1.4   "Beneficiary"

                 The person or person designated by the Member to receive benefits under the Plan in the event of death. In the event such Member is married, such designation shall include the written and notarized consent of the spouse on forms provided by the Committee. If no designation is made or if no designated person survives the Member, "Beneficiary" shall mean the Member's spouse and if none, the Member's estate.

                 1.5   "Board of Directors"

                 The Board of Directors or the Executive Committee of the Board of Directors of Teleflex Incorporated, a Delaware corporation.

                 1.6   "Covered Compensation"

                 The average of the Social Security maximum taxable wage bases for the 35 calendar years ending with the year the Member would attain his Social Security Normal Retirement Age. In determining a Member's Covered Compensation for any particular Plan Year, it will be assumed that the Social Security maximum taxable wage base in effect at the beginning of the Plan Year will remain the same for all future years.

                 1.7   "Credited Service"

                       (a) Service, as defined herein at Section 1.19, and as may be amended by Schedule C, excluding:

                                (i)   Any period of time prior to the
attainment of age 21 (age 25 if a Member prior to July 1, 1985);

                               (ii)   Any period of time subsequent to the
first twelve months of a Member's lay-off;

                              (iii)   Any period of time subsequent to the
first twelve months of a Member's leave of absence, unless such leave of absence was due to a Member's Permanent Disability. As used herein, "Permanent Disability" shall mean any physical or mental condition entitling such Member to receive benefits under the Employer's Long Term Disability Benefits Insurance Plan or under the disability insurance provisions of the Federal Social Security Act;

                               (iv)   Military service of a Member not
required by law to be counted as "Credited Service";

                                (v)   Any period of time between the date a
Member's employment is terminated, or is deemed terminated in accordance with subsection 1.19(d) or (e), and the date of his return to the employ of the Employer; and

                               (vi)   Any period of time subsequent to the
first day of the month coincident with or next following a Member's Normal Retirement Date, for Plan Years prior to 1988.

                       (b) Notwithstanding Subsection (a), subsequent to the Effective Date, a Member shall not accrue additional "Credited Service" for purposes of determining his Accrued Benefit for any period of time during which he is classified as an Inactive Member.

                       (c) Notwithstanding Subsection (a), upon the reemployment of an Employee who was not a Vested Member in accordance with Subsection 6.1(b), when he last terminated employment with the Employer subsequent to the Effective Date, he shall be deemed a new Employee and shall not receive credit for "Credited Service" prior to the date he last terminated employment with the Employer unless (i) his Service prior to such termination of employment was equal to or greater than his period of absence; or (ii) he returned at the request of the Employer following a layoff or following a leave of absence; or (iii) his absence did not exceed five years. Notwithstanding the above, the reemployed Employee shall not be deemed terminated as a result of maternity or paternity leave as provided in Section 1.18(d)(iii).

                 1.8   "Effective Date"

                 July 1, 1976.

                 1.9   "Employee"

                 Any salaried or non-union hourly person in the employ of the Employer at or reporting to a "covered location," as set forth in Schedule A annexed hereto, exclusive of persons represented by a collective bargaining unit recognized by the Employer.

                 "Employee" shall exclude any person who is employed as an independent contractor. "Employee" shall not include leased employees within the meaning of Code Section 414(n)(2) except to the extent such leased employees are required to be included in order for the Plan to comply with the minimum participation requirements set forth in Code Sections 401(a)(3) and 410 or the nondiscrimination requirements set forth in Section 401(a)(4) of the Code. If leased employees are eligible to be included in the Plan, their participation shall be excluded, nonetheless, if they are covered by a plan described in Code Section 414(n)(5) and, with respect to services performed after December 31, 1986, such leased employees do not constitute more than 20% of the Employer's non-highly compensated work force. For purposes of this definition, the term "non-highly compensated work force" has the meaning given such term by Code Section 414(n)(5)(C)(ii).

                 1.10   "Employer"

                        (a) Teleflex Incorporated, a Delaware corporation, for its Employees employed at or reporting to a "covered location", as set forth in Schedule A annexed hereto, and any legal successor thereof; and

                        (b) any other corporation, division, plant or other entity which duly adopts the Plan with the approval of the Board of Directors.

                 1.11   "Hour of Service"

                        (a) Each hour for which the Employee is compensated by the Employer, or a business entity which is a member of a controlled group with the Employer as defined in Section 1563(a) of the Code, determined without regard to Subsections (a)(4) or (e)(3)(C) thereof, for performing duties for the Employer or such other business entity or for reasons other than the performance of duties. Where an Employee is awarded back pay, the back pay, irrespective of mitigation of damages, shall be deemed compensation for the period to which the award pertains. All "Hours of Service" will be credited in accordance with Department of Labor Regulation 2530.200b-2(b) and (c).

                 1.12   "Member"

                 All classifications as herein defined:

                        (a) "Active Member" - An Employee participating in the Plan in accordance with Article II.

                        (b) "Inactive Member" - A participant in the Plan who is no longer an Employee but who is employed by an affiliated company and hence shall be treated as an Active Member for all purposes of the Plan, except he shall not accrue a benefit in accordance with Section 5.1 while so classified.

                        (c) "Retired Member" - A participant in the Plan who has retired and is in receipt of a benefit in accordance with Article IV, or a participant in the Plan who has terminated employment and is in receipt of a benefit in accordance with Subsection 6.1(b).

                        (d) "Vested Member" - A participant in the Plan whose employment has terminated with the Employer and is entitled to a benefit in accordance with Subsections 5.2 or 6.1(b).

                 1.13   "Normal Form of Retirement Income"

                 A pension payable, from the applicable benefit commencement date, for the life of the Member.

                 1.14   "Pension Administrative Committee"

                 The persons appointed to administer the Plan, in accordance with Article IX.

                 1.15   "Plan"

                 The pension plan described herein, and as may be supplemented and amended from time-to-time.

                 1.16   "Plan Year"

                 A period of twelve months commencing on each July 1st and ending on June 30th thereafter.

                 1.17   "Predecessor Plan"

                        (a) "Gulf & Western Industries, Inc. Salaried Employees' Retirement Plan" in effect on June 30, 1973.

                        (b) "Gulf & Western Industries, Inc. Hourly Employees' Retirement Plan" in effect on June 30, 1973.

                 1.18   "Prior Plan"

                 "Gulf & Western Engineering Group Employees' Retirement Plan" in effect prior to the Effective Date.

                 1.19   "Service"

                 As may be modified by Schedule C shall include:

                        (a)   (i)   The most recent period of
uninterrupted employment with the Employer, or any predecessor of the Employer prior to the Effective Date, as determined solely in accordance with the terms of the Prior Plan; plus

                              (ii)   the total period of employment during
which the Employee is accruing Hours of Service with the Employer or with any other business entity which is a member of a controlled or affiliated service group with the Employer as defined in Code Sections 414(b), (c), (m) and (o), subsequent to the Effective Date.

                        (b) "Service" shall be measured in years and full months.

                        (c) Notwithstanding Subsection (a)(ii), upon the reemployment of an Employee who was not a Vested Member in accordance with Subsection 6.1(b), when he last terminated employment with the Employer subsequent to the Effective Date, he shall not receive credit for "Service" prior to the date he last terminated employment with the Employer, unless (i) his "Service" prior to such termination of employment was equal to or greater than his period of absence; or (ii) he returned at the request of the Employer following a layoff; or (iii) his absence did not exceed five years.

                        (d) The employment of a person shall not be deemed terminated:

                                (i)   while he is in the military service of
the United States of America, provided he returns to the employ of the Employer during the period of time provided by law after serving in the military service for which his re-employment rights are protected under the Military Selective Service Act of 1967 or any successor Act; or

                               (ii)   while he is on a leave of absence
approved by the Employer, provided he returns to the employ of the Employer within the period of time specified by the Employer for such leave of absence.

                 If a person in military service or on a leave of absence does not return to the employ of the Employer within the period of time provided above, his employment shall be deemed to have terminated on the first anniversary date following the last day during which he was actually employed by the Employer prior to his absence.

                              (iii)   for up to two years from the date a
person is absent from work (A) by reason of the pregnancy of such individual, (B) by reason of the birth of a child to such individual, (C) by reason of the placement of a child in connection with the adoption of a child by the individual, or (D) for purposes of caring for a child during the period immediately following its birth or placement for adoption. However, the period between the first and second anniversaries of the first date of absence from work is neither a period of Service nor a period of severance.

                        (e) The employment of a person shall be deemed terminated on the first anniversary date following the last day during which he was actually employed prior to the date of any lay-off, or, if earlier, the date of recall by the Employer where the Member does not timely resume employment with the Employer.

                        (f) Notwithstanding the foregoing Subsections, a Member's employment shall not be deemed terminated and such Member shall accrue uninterrupted "Service" if he returns to the employ of the Employer within 12 months of:

                               (i)   the date on which he voluntarily
terminated employment with the Employer;

                               (ii)   the date on which his employment was
terminated by the Employer; or

                              (iii)   the date on which his employment was
deemed terminated, in accordance with Subsections (d) and (e), following a leave of absence or layoff.

                 1.20   "Social Security Retirement Age"

                 The age used as the retirement age of the Member under section 216(l) of the Social Security Act, except that such Section shall be applied without regard to the age increase factor, and as if the earlier age under
Section 216(l)(a) of such Act was 62.

                 1.21   "Trust Agreement"

                 The instrument executed by the Employer and the Trustee fixing the rights and liabilities of each with respect to holding and administering the Trust Fund for the purposes of the Plan.

                 1.22   "Trustee"

                 The trustee, trustees, or any successor trustee, appointed by the Board of Directors, acting at any time under the terms of the Trust Agreement.

                 1.23   "Trust Fund"

                 All assets held at any time by the Trustee under the terms of the Trust Agreement.

                                  ARTICLE II

                           ELIGIBILITY FOR MEMBERSHIP

                 2.1   Eligibility for Membership

                       (a) Each Employee in the employ of the Employer on the Effective Date, who was a participant in the Prior Plan, shall continue as a Member on such date.

                       (b) Each Employee in the employ of the Employer shall become an Active Member upon his completion of one year of Service, or upon the attainment of age 21, if later.

                       (c) The provisions of this Section 2.1 may be modified by Schedule C. For purposes of this Section only, a "Year of Service" shall mean the completion of 1,000 Hours of Service during any Computation Period. "Computation Period" shall mean the twelve month period commencing on the date the Member completes his first Hour of Service, and on each anniversary date thereafter.

                 2.2   Transfer of Employment

                 If an Active or Inactive Member enters directly into the employ of another Employer he shall continue his membership hereunder. Such Member shall receive credit for his aggregate Service with all Employers, but employment by two or more Employers during the same period of time shall not create more than one period of time for the purpose of determining Service.

                 2.3   Change of Status

                       (a) If an Active Member while still employed by the Employer or a business entity which is a member of a controlled group with the Employer as defined in Section 1563(a) of the Code, determined without regard to Subsections (a)(4) or (e)(3)(C) thereof, ceases to be an Employee, as defined in Section 1.9, because he is no longer a salaried or non-union hourly person employed at or reporting to a "covered location," or because he becomes represented by a collective bargaining unit recognized by the Employer, he shall become an Inactive Member and shall no longer continue to accrue Credited Service for purposes of benefit accrual until he again becomes an Employee, but shall continue to accrue Service for purpose of vesting.

                       (b)   (i)    If an Inactive Member, who ceased to be an
Employee, as defined in Section 1.9, because he was no longer a salaried or non-union hourly person employed at or reporting to a "covered location," retires or terminates employment with the Employer or a business entity which is a member of a controlled group with the Employer as defined in Section 1563(a) of the Code, determined without regard to Subsections (a)(4) or
(e)(3)(C) thereof, the Accrued Benefit, if any, to which he may be entitled under the Plan, shall be based on (A) his Service and Credited Service to the date he became an Inactive Member; and (B) his Average Monthly Compensation determined on such date.

                             (ii)   If an Inactive Member, who ceased to be an
Employee, as defined in Section 1.9, because he became represented by a collective bargaining unit recognized by the Employer, retires or terminates employment with the Employer or a business entity which is a member of a controlled group with the Employer as defined in Section 1563(a) of the Code, determined without regard to Subsection (a)(4) or (e)(3)(C) thereof, the Accrued Benefit, if any, to which he may be entitled under the Plan shall be determined as if he had retired or terminated employment on the date he became an Inactive Member.



                                  ARTICLE III

                                 CONTRIBUTIONS

                 3.1   Employer Contributions

                       (a) The Employer intends to contribute to the Trust Fund such amounts as are actuarially required to fund the benefits of the Plan. The annual valuation for actuarially determining such amounts shall be based on the method of funding, actuarial assumptions and, if applicable, the period of amortization of any unfunded actuarial liability, as adopted in accordance with, Subsection 9.3(e).

                 Forfeitures arising from a Member's termination of employment prior to becoming a Vested Member, in accordance with Section 6.1, shall be used to reduce the Employer's contribution. Except as is required by applicable law, the

Employer does not guarantee either the making of the contributions or the payment of the benefits under the Plan. Except as is prohibited by applicable law, the Employer reserves the right to reduce, suspend or discontinue its contributions under the Plan for any reason at any time.

                       (b) All contributions are made subject to current tax deductibility and continued qualification of the Plan and Trust Fund. Amounts contributed by the Employer:

                                (i)   as the result of a mistake in fact shall
be returned to the Employer within one year of the date of contribution; and

                                (ii)   which are disallowed as a tax deduction
by the Internal Revenue Service shall be returned to the Employer within one year of the date of disallowance.

                 3.2   Member Contributions

                 No contributions shall be required of Members.

                 3.3   Payment of Expenses

                 All expenses of the Plan and Trust Fund, unless paid by the Employer, will be paid out of the assets of the Trust Fund.



                                   ARTICLE IV

                                RETIREMENT DATES

                 4.1   Retirement Date

                 Wherever in the Plan reference is made to Retirement or a Retirement Date, it shall mean the Normal, Early or Deferred Retirement Date, in accordance with the provisions of this Article.

                 4.2   Normal Retirement Date

                 An Active or Inactive Member shall have the right to retire on the date on which he attains age 65, or the Effective Date, if later; such date being known as his Normal Retirement Date.

                 4.3   Early Retirement Date

                 An Active or Inactive Member who has completed ten years of Service may elect to retire on the first day of any month coincident with or next following his attainment of age 55; such date being known as his Early Retirement Date.

                 4.4   Deferred Retirement Date

                 An Active or Inactive Member who continues his employment after his Normal Retirement Date shall continue as an Active or Inactive Member until his actual retirement on the first day of any subsequent month; such date being known as his Deferred Retirement Date.



                                   ARTICLE V

                              RETIREMENT BENEFITS

                 5.1   Upon Normal or Deferred Retirement

                 Upon retirement at his Normal or Deferred Retirement Date, an Active or Inactive Member shall, subject to Article VIII, receive a monthly Normal Form of Retirement

Income equal to the sum of the amounts set forth in (a) and (b) below, subject to (c) and (d) below:

                       (a) 1.05% of the lesser of the Member's Average Monthly Compensation or one-twelfth of his Covered Compensation determined on his date of termination of employment, multiplied by his Credited Service to a maximum of 40 years.

                       (b) 1.5% of the excess, if any, of the Member's Average Monthly Compensation over one-twelfth of his Covered Compensation determined on his date of termination of employment, multiplied by his Credited Service to a maximum of 40 years.

                       (c) For Member's with compensation for a plan year prior to June 30, 1994 in excess of $150,000, in no event will such Member's benefit determined according to (a) and (b) of this Section 5.1 be less than the sum of:

                               (i)   the Member's Accrued Benefit on June 30,
1994 frozen in accordance with Section 1.401(a)(4)-13 of the Regulations and

                              (ii)   the Member's Accrued Benefit determined
using the benefit formula applicable on or after July 1, 1994 with respect to Credited Service earned on or after July 1, 1994.

                       (d) In no event will a Member's benefit determined according to (a) and (b) of this Section 5.1 be less than the Member's Accrued Benefit as of July 31, 1989 (June 30, 1989 for employees who met the description in

Section 414(q)(1)(B) as of June 30, 1989) under Section 5.1 of the Plan in effect on July 31, 1989, which previous Plan provision is set forth in Schedule B hereto.

                 5.2   Upon Early Retirement

                       (a) Upon retirement at his Early Retirement Date, an Active or Inactive Member shall, subject to Article VIII, receive at his Normal Retirement Date, his Accrued Benefit based on his Average Monthly Compensation determined on his Early Retirement Date and his Credited Service to his Early Retirement Date.

                       (b) Notwithstanding Subsection (a), an Active or Inactive Member may irrevocably elect prior to his Early Retirement Date, to have his early retirement benefit commence on the first day of any subsequent month. In such event, the Active or Inactive Member's early retirement benefit shall be reduced by .35% for each month that the Member's benefit commencement date precedes his Normal Retirement Date.

                 5.3 Retirement Benefits Payable or Accrued Prior to the Effective Date

                 All benefits payable or accrued prior to the Effective Date to terminated or retired participants of the Prior Plan shall be paid or continue to be paid under the terms of the Prior Plan.

                                   ARTICLE VI

                              TERMINATION BENEFITS

                 6.1   Upon Termination of Employment

                       (a) If an Active or Inactive Member's employment is terminated with the Employer prior to qualifying for any other benefits under the Plan and if an Active or Inactive Member fails to complete ten years of Service (five years of Service with respect to those Members who perform at least one hour of Service on or after July 1, 1989), there shall be no benefits payable under the Plan and such "benefits" shall be deemed cashed out upon such Member's termination of employment.

                       (b) If, however, an Active or Inactive Member completes ten years of Service (five years of Service with respect to those Members who perform at least one hour of Service on or after July 1, 1989), he shall become a Vested Member and shall, at his Normal Retirement Date be entitled to elect to become a Retired Member and subject to Article VIII, be entitled to receive his Accrued Benefit based on his Average Monthly Compensation determined on the date his employment terminated with the Employer, and his Credited Service to the date his employment terminated with the Employer.

                 6.2   Early Payment of Vested Benefit

                 A Vested Member, who terminates employment subsequent to the Effective Date, may elect to commence payment of his benefit payable in accordance with Subsection 6.1(b) on the first day of any month coincident with or following his attainment of age 55 by filing a written request with the Pension Administrative Committee. In such event, the Vested Member's benefit shall be actuarially reduced in accordance with the actuarial assumption set forth in the Plan for each month that the Member's benefit commencement date precedes his Normal Retirement Date.

                 6.3   Prior Vesting Schedule Election

                 If the vesting schedule set forth in this Plan is amended, the non-forfeitable percentage will not be less than before the amendment. Moreover, any Plan amendment changing the vesting schedule of the Plan shall allow any Member with at least five (5) years of Service (three (3) years of Service with respect to those Members who perform at least one hour of Service on or after July 1, 1989) to elect within a reasonable period after the adoption of such amendment, to have his non-forfeitable percentage computed under the Plan without regard to such amendment.



                                  ARTICLE VII

                          BENEFITS PAYABLE UPON DEATH

                 7.1 Death Prior to Completion of Ten (10) Years of Service

                 Upon the death of an Active or Inactive Member prior to his completion of ten years of Service (five (5)
years of Service with respect to those Members who perform at least one (1) hour of Service in any Plan Year which begins after December 31, 1988) or attainment of his Normal Retirement Date, there shall be no benefits payable under the Plan.

                 7.2   Death Subsequent to Completion of Ten (10)
                       Years of Service and Prior to Normal Retirement
                       Date

                       (a)    Death Before Early Retirement Date.

                 Upon the death of an Active or Inactive Member (including a Member on a leave of absence approved by the Employer) subsequent to his completion of ten (10) years of Service (five (5) years of Service with respect to those Members who perform at least one (1) hour of Service in any Plan Year which begins after December 31, 1988) or a Member who became a Vested Member on or after August 23, 1984 and prior to attainment of age 55, there shall be no benefits payable under the Plan, unless the Member had been legally married at the time of his death, to his present spouse for at least one year. In such event, the Member's spouse shall be entitled to the 100% joint and survivor benefit she would have received had the Member terminated employment on the date preceding his death, retired on his Earliest Retirement Date and had received his Normal Form of Retirement Income paid in accordance with Subsection 8.7(b). For purposes of this Article 7, "Earliest Retirement Date" shall mean the first of the month coincident with or next following the Member's 55th birthday.

                       (b) Death After Early Retirement Date. Upon the death of:

                                (i)   an Active or Inactive Member (including
a Member on a leave of absence approved by the Employer) subsequent to his completion of ten (10) years of Service (five (5) years of Service with respect to those Members who perform at least one (1) hour of Service on or after July 1, 1989) and attainment of age 55 and prior to his Normal Retirement Date; or

                               (ii)   a Vested Member over age 55 at the time
of his death who had accrued at least one hour of Service after August 23, 1984; or

                              (iii)   a Member who retired on his Early
Retirement Date, but had not elected an early commencement of his benefit in accordance with Subsection 5.2(b), prior to his Normal Retirement Date; there shall be no benefits payable under the Plan, unless the Member had been legally married, at the time of his death, to his present spouse for at least one (1) year. In such event, the Member's spouse shall be entitled to a survivorship benefit equal to the 100% joint and survivor benefit she would have received had the Member retired on the day preceding his death and had received his Normal Form of Retirement Income paid in accordance with Subsection 8.7(b).

                       (c) In addition, upon the death of a Member who became a Vested Member on or after July 1, 1976 and prior to August 23, 1984 and who dies after August 22, 1984, there shall be no benefits payable under the Plan, unless the Member had been legally married, at the time of his death, to his present spouse for at least 1 year. In such event, the Member's spouse shall be entitled to a survivorship benefit equal to the 50% joint and survivor benefit she would have received had the Member survived and retired on his Earliest Retirement Date and had received his Normal Form of Retirement Income paid in accordance with Subsection 8.7(c) Option 3.

                 These additional spouse benefits are intended to qualify as qualified Pre-Retirement survivor annuities under Sections 401(a)(11) and 417 of the Code.

                       (d) As set forth above, a Vested Member who dies before the annuity starting date and who has a surviving spouse shall have his death benefit paid to his surviving spouse in the form of a Pre-Retirement Survivor Annuity. The Member's spouse may direct that payment of the Pre-Retirement Survivor Annuity commence not later than the Earliest
Retirement Date under the Plan. However, payment of such benefit will commence at the time the participant would have attained the later of his Normal Retirement Age or age 62, unless the spouse elects a later date.

                 7.3 Death Subsequent to Normal Retirement Date and Prior to Actual Retirement

                       (a) Upon the death of an Active or Inactive Member subsequent to his Normal Retirement Date and prior to his actual retirement, where such Member is not survived by a spouse to whom the Member was legally married for at least one (1) year on the date of his death, there shall be no benefits payable under the Plan, unless the Member had elected an option in accordance with Subsection 8.7(c).

                       (b) Upon the death of an Active or Inactive Member, subsequent to his Normal Retirement Date and prior to his actual retirement, where such Member is survived by a spouse to whom he was legally married for at least one (1) year on the date of his death, his spouse shall be entitled to a survivorship benefit in accordance with Subsection 8.7(b), unless the Member had elected an option in accordance with Subsection 8.7(c).

                       (c) Upon the death of an Active or Inactive Member subsequent to his Normal Retirement Date and prior to his actual retirement, where such Member elected an option in accordance with Subsection 8.7(c), the Member's Beneficiary shall be entitled to a benefit in accordance with the terms of the option elected.

                 7.4   Death of a Retired Member

                 Upon the death of a Retired Member, with respect to whom no joint and survivor benefit had been in effect in accordance with Subsection 8.7(b), or where an option had not been elected in accordance with Subsection 8.7(c), there shall be no benefits payable from the Plan. If a joint and survivor benefit form had been in effect in accordance with Subsection 6.7(b), or where an option had been in effect in accordance with Subsection 8.7(c), the terms of such benefit form or option shall apply.



                                  ARTICLE VIII

                        BENEFIT LIMITATIONS AND PAYMENT

                 8.1   Duplication of Benefits

                 Notwithstanding any provisions of the Plan,

                       (a) If a Member is entitled to any retirement income or other benefits attributable to Employer contributions from any other retirement plan or annuity by reason of a collective bargaining agreement covering such Member or under any State statute on account of disability (excluding Worker's Compensation payments), the benefits to which such Member may be entitled under this Plan shall be reduced. Such reduction shall be in an amount equal to the portion of such other retirement income or other benefit attributable to concurrent Service with the Employer for which the member is receiving a benefit under the Plan.

                       (b)    In the determination of any benefit
to which a Member will be entitled under the Plan, actuarial adjustments shall be made to reflect any amounts previously paid to the Member under the Plan.

                 8.2   Benefit Reduction for Cost of Insurance
                       Coverage

                 The retirement income payable to a Retired Member shall, with the permission of the Pension Administrative Committee, be reduced by the cost of group insurance premiums, where the Retired Member so elects. The Pension Administrative Committee shall direct the Trustee to deduct the amount of the insurance premium from the Member's retirement income and pay such amount directly to the insurance carrier.

                 8.3   Maximum Benefit Limitation

                 Notwithstanding any provisions of the Plan to the contrary, in no event shall a Member's monthly retirement income exceed the lesser of (a) $7,500 (the "Dollar Limitation"), or (b) 100% of the Member's average monthly compensation, as defined in Treasury Regulation 1.415-2(d)(1)(i), during the three consecutive calendar years of the Member's highest earnings (the "Compensation Limitation"), subject to:

                                (i)   The above limitations shall apply to a
benefit payable to the Member either as a Normal Form of Retirement Income or as a joint and surviving option described in Section 8.7(b); if, however, the benefit is payable in a form other than a joint and survivor option described in Section 8.7(b) or other than as a Normal Form of Retirement Income, the limitations shall apply to the single-life annuity which is the Actuarial Equivalent of such benefit.

                               (ii)   If a benefit is payable prior to a
Member's attainment of Social Security Retirement Age, the Dollar Limitation (when expressed as an annual benefit) shall be adjusted so that it is the Actuarial Equivalent of an annual benefit of $90,000, multiplied by the Adjustment Factor, as prescribed by the Secretary of the Treasury, beginning at the Social Security Retirement Age. The adjustment provided for in the preceding sentence shall be made in such manner as the Secretary of the Treasury may prescribe which is consistent with the reduction for old age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

                 However, for Plan Years prior to July 1, 1987, such Actuarial Equivalent of the Dollar Limitation shall not result in a Dollar Limitation which is less than $6,250 with respect to a benefit commencing on or after age 55 or less than the Actuarial Equivalent of such $6,250 Dollar Limitation for a benefit commencing prior to age 55.

                              (iii)   If a benefit commences after a Member's
attainment of Social Security Retirement Age, the

Dollar Limitation (when expressed as an annual benefit) shall be adjusted so that it is the Actuarial Equivalent of an annual benefit of $90,000 beginning at the Social Security Retirement Age, multiplied by the Adjustment Factor as prescribed by the Secretary of the Treasury, based on the lesser of the interest rate assumption under the Plan or on an assumption of five percent (5%) per year.

                               (iv)   If a Member has fewer than ten (10)
years of participation (as defined for purposes of Code Section 415(b)(5)), the Member's Accrued Benefit shall not exceed the Dollar Limitation as adjusted by multiplying such amount by a fraction, the numerator of which is the Member's number of years (or part thereof) of participation in the Plan, and the denominator of which is ten.

                 In no event shall this Subsection reduce the limitations provided under Sections 415(b)(1) and (4) of the Code to an amount less than one-tenth of the applicable limitation (as determined without regard to this Subsection).

                 To the extent provided by the Secretary of the Treasury, this Subsection shall be applied separately with respect to each change in the benefit structure of the Plan.

                                (v)   The maximum Dollar Limitation of $7,500
shall be automatically adjusted as permitted by Treasury Department regulations to reflect increases in the cost of living. As a result of such an adjustment, a benefit which had previously been limited by the provisions of this Section may be increased with respect to future payments to the lesser of the new adjusted Dollar Limitation amount or the amount of benefit which would have been payable under this Plan in accordance with Article V.

                               (vi)   In no event shall a Member be limited to
an annual Normal Form of Retirement Income under this Section of less than $1,000 for each year of Service up to a maximum of $10,000, provided such Member never participated in a tax qualified defined contribution plan maintained by the Employer, and his total Normal Form of Retirement Income for all defined benefit plans of the Employer does not exceed $10,000 for any Plan Year.

                              (vii)   Where a Member is also a participant of
a tax qualified defined contribution plan maintained by the Employer, the sum of the Defined Benefit Fraction and the Defined Contribution Fraction may not exceed 1.0. Where such fraction is exceeded, the Pension Administrative Committee shall limit the benefit payable under this Plan and/or the annual additions made on the Member's behalf under the defined contribution plan in such manner, and in their sole discretion, so that the total of the Defined Benefit Fraction and the Defined Contribution Fraction would not exceed 1.0.

                 As used herein, "Defined Benefit Plan Fraction" for any Plan Year is a fraction, the numerator of which is the Member's projected annual benefit under the Plan (determined at the close of the Plan Year) and the denominator of which is the lesser of (A) 1.25 multiplied by the larger of the Dollar Limitation, or (B) 1.4 multiplied by the Compensation Limitation.

                 As used herein, "Defined Contribution Plan Fraction" for any Plan Year is a fraction, the numerator of which is the sum of the "annual additions" (as defined under the tax qualified defined contribution plan) to the Member's account under the Employer's defined contribution plan during such Plan Year and for all prior Plan Years and the denominator of which is the lesser of (A) 1.25 multiplied by the larger of the "dollar limitation" (as defined in the defined contribution plan), for such Plan Year or (B) 1.4 multiplied by the "compensation limitation" (as defined in the defined contribution plan) for such Plan Year.

                 For purposes of computing the defined contribution plan fraction of Section 415(e)(1) of the Code, "Annual Addition' shall mean the amount allocated to a participant's account during the limitation year as a result of:

                       (a)    Employer contributions,

                       (b)    Employee contributions,

                       (c)    Forfeitures, and

                       (d) Amounts described in Sections 415(1)(1) and 419A(d)(2) of the Code.

The Annual Addition for any limitation year beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as an Annual Addition.

                 If the Plan satisfied the applicable requirements of Section 415 of the Code as in effect for all limitation years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Section 415(e)(1) of the Code (as provided herein) does not exceed 1.0 for such Limitation Year.

                 Solely for the purposes of applying the limitations of Code
Section 415, as set forth in this Section 8.3, "Compensation" shall include the Member's wages, salaries, fees for professional service and other amounts for personal services actually rendered in the course of employment with an Employer maintaining the Plan (including, but not limited to, sales commissions, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses and in the case of a Member thereunder, the Member's earned income (as described in Code Section 401(c)(2) and the regulations thereunder) paid during the "limitation year." "Compensation" shall exclude (1)(A) contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code
Section 415 limitations to the Plan, the contributions are not includable in the gross income of the Employee for the taxable year in which contributed, (B) Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the extent such contributions are deductible by the Employee under Code Section 219(a), (C) any distributions from a plan of deferred compensation regardless of whether such amounts are includable in the gross income of the Employee when distributed except any amounts received by an Employee pursuant to an unfunded non-qualified plan to the extent such amounts are includable in the gross income of the Employee; (2) amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (3) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (4) other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of any annuity contract described in Code Section 403(b)

(whether or not the contributions are excludable from the gross income of the Employee).

                 For Plan Years beginning after December 31, 1993, "Compensation" for Section 415 purposes shall be limited to $150,000 ($200,000 as adjusted for years between 1988 and 1993) (unless adjusted in the same manner as permitted under Code Section 415(d)). For Plan Years beginning prior to January 1, 1989, the $200,000 limit on Compensation shall apply only for Top Heavy Years and shall not be adjusted.

                 Notwithstanding any other contrary provision of the Plan, in calculating the Accrued Benefit (including the right to any optional benefit provided under the Plan) of any Plan participant who is a highly compensated employee within the meaning of Section 414(q)(1)(A) or (B) of the Code, such highly compensated employee shall accrue no additional benefit under the Plan on or after July 1, 1989 to the extent that such additional benefit accrual exceeds the benefit which would otherwise accrue in accordance with the terms of the Plan as subsequently amended to comply with those qualification requirements described in Treasury Regulation 1.401(b)-l(b)(2)(ii).

                 This provision shall be effective until the last day by which the Plan may be amended retroactively to comply with the Tax Reform Act of 1986 (TRA '86) for its first Plan Year beginning in 1989 in order to remain qualified under the Code and shall be effective for such period if and only if the subsequent Plan amendment to comply with TRA '86 is made on or before the last day by which the Plan may be amended retroactively to comply with TRA '86 for its first Plan Year commencing in 1989 in order to remain qualified under the Code.

                 In addition, the benefit accrued by any highly compensated Employee, within the meaning of Section 414(q)(l)(A) or (B) of the Code, shall in no event exceed the benefit accrual provided during the 1989 Plan Year with respect to such participant under the terms of the Plan as subsequently amended to comply with the terms of TRA '86. However, such highly compensated Employee's benefit shall not be less than what that participant had accrued as of the last day of the last Plan Year beginning before January 1, 1989.

                 For purposes of this Section, all tax qualified defined benefit plans of the Employer, whether or not terminated, are to be treated as one defined benefit plan and all tax qualified defined contribution plans of the Employer, whether or not terminated, are to be treated as one defined contribution plan.

                              (viii)   Effective for Plan Years beginning
after December 31, 1993, Compensation shall in no event exceed $150,000 annually as adjusted for cost of living in accordance with Section 415(d) of the Code for each Member participating in the Plan. For purposes of the $150,000 limitation on Compensation, in determining the Compensation of a Member, the rules of Section 414(q)(6) of the Code shall apply, except the term "family" shall include only the spouse of the Member and any lineal descendants of the Member who have not attained age 19 before the close of the Plan Year.

                                (ix)   If the Current Accrued Benefit of an
individual who is an Active or Inactive Member as of the first day of the limitation year beginning on or after January 1, 1987 exceeds the benefit limitation under Section 415(b) of the Code (as modified by this Amendment), then, for purposes of Code Section 415(b) and (e) the Dollar Limitation (when expressed as an annual benefit) with respect to such individual shall be equal to such Current Accrued Benefit.

                                 (x)   For purposes of this Section, the
following definitions shall apply:

                                       (a)    "Adjustment Factor" shall mean
the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, applied to such items and in such manner as the Secretary shall prescribe.

                                       (b)    "Current Accrued Benefit" shall
mean a Member's Accrued Benefit under the Plan determined as if the Member had separated from Service as of the close of the last limitation year beginning before

January 1, 1987, when expressed as an annual benefit within the meaning of
Section 415(b)(2) of the Code. In determining the amount of a Member's Current Accrued Benefit, the following shall be disregarded:

                                               i)   Any change in the terms and
conditions of the Plan after May 5, 1986; and

                                              ii)   Any cost of living
adjustment occurring after May 5, 1986.

                                       (c)    "Social Security Retirement Age"
shall mean the age used as the retirement age of the Member under Section 216(1) of the Social Security Act, except that such Section shall be applied without regard to the age increase factor, and as if the earlier age under
Section 216(1)(2) of such Act was 62.

                 8.4   Limitations Applicable to Twenty-Five (25)
                       Highest Paid Employees

                 Notwithstanding any other provisions of the Plan, during the first ten years after June 30, 1976 or after the effective date of any amendment increasing any benefits of the Plan (each such date hereinafter referred to as "Benefit Increase Date"), the retirement income attributable to the Employer's contribution for the twenty-five (25) highest paid persons in the employ of the Employer on the Benefit Increase Date who are or who may become Members, and whose normal retirement income may exceed $1,500 annually, shall be subject to the following limitations:

                 (a) The benefit payable to any such Employee shall not exceed the greater of (i) or (ii):

                        (i)   The greater of (1), (2) or (3):

                             (a)    $20,000 or

                             (b)    The sum of (A) the Employer
contributions (or funds attributable thereto) which would have been applied to provide the benefit for the Member under the Plan if it had been terminated on the day prior to the Benefit Increase Date, and (B) an amount equal to twenty percent (20%) of his annual compensation, or $10,000, whichever is smaller, multiplied by the number of years elapsed since the Benefit Increase Date for which the full current costs have been met; or

                             (c)    The Employer contributions (or funds
attributable thereto) which would have been applied to provide the benefits for the Member had the Plan in existence prior to the Benefit Increase Date, continued without change.

                        (ii) For a Member who is not a "substantial owner" as defined in Section 4022(b)(5) of the Employee Retirement Income Security Act of 1974 ("ERISA") the present value of the maximum benefit described in
Section 4022(b)(3)(B) of ERISA (determined on the date the Plan terminates or on the date benefits commence, whichever is earlier and determined in accordance with regulations of the

Pension Benefit Guaranty Corporation ("PBGC") without regard to any other limitation in Section 4022 of ERISA.

                 For a Member who is a "substantial owner" as defined in
Section 4022(b)(5) of ERISA the present value of the benefit guaranteed for such Member under Section 4022 of ERISA, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with regulations of the PBGC.

                     (b) If the limitations set forth in Subsection (a) are applicable, the excess reserves arising from the application of such limitations shall be used first for the benefit of the Members not affected by such limitations to the extent necessary to satisfy the Plan's liabilities with respect to such Members in accordance with the provisions of
Section 10.4. After satisfying the liabilities of such unaffected Members, the remaining excess reserves shall be allocated to the Members to whom they were attributable, provided the prohibited discrimination will not result.

                     (c) As long as the Plan remains in effect and its full current costs have been met, the provisions of this Section shall not restrict payment of death or survivor's benefits on account of a deceased Member, or payment of the full retirement income of a Retired Member. If the value of the retirement income is distributed in the form of a lump sum payment, the Member shall have deposited, with an acceptable depository, in accordance with either of the following provisions:

                        (i) Property having a fair market value equal to 125% of the amount which would be repayable to the Trust Fund if the Plan had terminated on the day of such lump sum distribution. If at any time the market value of such property should fall below 110% of the amount which would then be repayable if the Plan were then to terminate, additional property will be deposited by the Member to bring the value of the property then being held by the depository up to 125% of such amount.

                        (ii) Cash, savings, or depository accounts, cash value of any life insurance, endowment or annuity policy (with proper endorsement and/or a Financial Guarantee Bond underwritten by recognized underwriters, having a value equal to 100% of the amount which would be repayable if the Plan were then to terminate.

                 (d) The above provisions of the Section are intended to conform the Plan to the requirements of Treasury Regulation 1.401-4(c), and shall be construed accordingly. In the event that Congress should provide by statute, or the Commissioner of the Internal Revenue Service should rule, that the conditions of this Section are no longer necessary for the Plan to meet the requirements of the Code with respect to qualifications for tax exemption of retirement plans, this Section should immediately become ineffective without the necessity of an amendment to the Plan.

                 8.5   Application for Benefits

                       (a) A Member may be required to complete and file with the Pension Administrative Committee an application for his retirement benefit or other benefit payable under the Plan, and to furnish all information requested by the Pension Administrative Committee necessary for the determination of such benefit. The failure of the Member to complete and file such application or to supply the requested information will result in a delay in the payment of the Member's benefit until the application has been completed and filed, and the required information received.

                       (b) Any election to waive the joint and survivor annuity must be made by the Member in writing during the election period and be consented to by the Member's spouse. Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a notary public. Such consent shall not be required if it is established to the satisfaction of the Committee that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations. The election made by the Member and consented to by his spouse may be revoked by the Member in writing without the consent of the spouse at any time during the election period. The number of revocations shall not be limited. Any new elections must comply with the requirements of this paragraph. A former spouse's waiver shall not be binding on a new spouse.

                       (c) The election period to waive the joint and survivor annuity shall be the 90-day period ending on the "annuity starting date."

                       (d) For purposes of this Section, the "annuity starting date" means the first day of the first period for which an amount is received as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitles the Member to such benefit.

                       (e) With regard to the election, the Pension Administrative Committee shall provide the Member within a reasonable period of time prior to, or at the commencement of the ninety day election period prior to, the "annuity starting date" (and consistent with Treasury regulations), a written explanation of:

                                 (i)   The terms and conditions of the joint
and survivor annuity, and

                                (ii)   the Member's right to make an election
to waive the joint and survivor annuity, and

                               (iii)   the right of the Member's spouse to
consent to any election to waive the joint and survivor annuity, and

                                (iv)   the right of the Member to revoke such
election, and the effect of such revocation.

No Member shall be required to make an election under this Section unless he has received such written notification.

                 8.6   Benefit Payment Period

                       (a) Subject to Section 8.7, all benefits shall be payable monthly commencing as of the first day of the month coincident with or next following the Member's Retirement Date; or the date for the commencement of the Member's benefit, in accordance with Section 5.2; or the date of the Member's death, where applicable; or the first day of the month elected by

                       (b) All benefits will be suspended during any calendar month following the Member's re-employment by the Employer or any of its subsidiaries or affiliates for at least 80 Hours of Service, or following a Member's continued employment subsequent to his Normal Retirement Date where the Member is employed for at least 80 Hours of Service in any calendar year.

                       (c) All benefits shall cease with the last monthly payment prior to the death of the last payee.

                       (d) Notwithstanding any provision in the Plan to the contrary, a Member's benefits shall be distributed to him no later than April 1 of the calendar year following the later of (i) the calendar year in which the Member attains age 70 1/2 or (ii) the calendar year in which the Member retires, provided, however, that this clause shall not apply in the case of a Member who is a "five (5) percent owner" at any time during the 5-plan year period ending in the calendar year in which he attains age 70 1/2. Alternatively, distributions to a Member must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over the life of the Member (or the lives of the Member and the Member's designated Beneficiary) or the life expectancy of the Member (or the life expectancies of the Member and his designated Beneficiary). For Plan Years beginning after December 31, 1988, clause (ii) above shall not apply to any Member unless the Member had attained age 70 1/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Member attained age 66 1/2 or any subsequent Plan Year.

                 If the distribution of a Member's interest has begun in accordance with a method selected in Section 8.7 and the Member dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 8.7 as of his date of death.

                       (e) For purposes of this Section, the life expectancy of a Member and a Member's spouse (other than in the case of a life annuity) may be redetermined, but not more frequently than annually, and in accordance with such rules as may be prescribed by Treasury regulations. Further, life expectancy and joint and last survivor rules expectancy shall be computed using the return multiples of Regulation 1.72-9.

                 8.7   Form of Benefit Payment

                       (a) A Member who had not been legally married for at least one (1) year on the date his pension benefit is to commence shall receive his benefit payable under the Normal Form of Retirement Income, unless he elects otherwise in accordance with Subsection 8.7(c).

                       (b) A Member who had been legally married for at least one (1) year on the date his pension benefit is to commence will have his Normal Form of Retirement Income actuarially reduced and paid in the form of a joint and 100% survivor benefit, unless the Member and his spouse elect otherwise in accordance with Subsection 8.7(c). Under the joint and 100% survivor benefit, the Member would receive an actuarially reduced retirement income during his lifetime. Upon the Member's death, if his spouse, to whom he was legally married on the date his pension benefit commenced survives him, 100% of the Member's monthly income will continue to his spouse until her death.

                       (c) A Member who had not been legally married for at least one (1) year on the date his pension benefit is to commence may elect on a form supplied by and filed with the Pension Administrative Committee prior to the date his pension benefit is to commence, to receive the Actuarial Equivalent of his Normal Form of Retirement Income payable under one of the optional forms set forth in this Subsection.

                 A Member who had been legally married for at least one year on the date of his pension benefit is to commence, his spouse may elect, on a form supplied by and filed with the Pension Administrative Committee, prior to the date the Member's pension benefit is to commence, to receive the Actuarial Equivalent of his Normal Form of Retirement Income payable under one of the optional forms set forth in this Subsection. Effective January 1, 1985, the election by the Member's spouse must acknowledge the effect of such election and must be witnessed by a notary public.

Optional Forms:

Option 1  -  100% Joint & Survivor Benefit

                A retirement benefit payable during the life of the Retired Member with the provision that after his death the benefit shall continue at the same rate during the life of, and shall be paid to, the spouse of the Retired Member to whom he was legally married on the date his pension benefit commenced, if the spouse survives the Retired Member.

Option 2  -  66 2/3% Joint & Survivor Benefit

                A retirement benefit payable during the life of the Retired Member with the provision that after his death the benefit shall continue at 66 2/3% of such rate during the life of, and shall be paid to, the spouse of the Retired Member to whom he was legally married on the date his pension benefit commenced, if the spouse survives the Retired Member.

Option 3  -  50% Joint & Survivor Benefit

                A retirement benefit payable during the life of the Retired Member with the provision that after his death the benefit shall continue at 50% of such rate during the life of, and shall be paid to, the spouse of the Retired Member to whom he was legally married on the date his pension benefit commenced, if the spouse survives the Retired Member.

Option 4 - 60 or 120 Month Period Certain Benefit

                A retirement benefit payable for 60 months certain, or 120 months certain, to the Retired Member, or the Beneficiary designated by the Retired Member in writing to the Pension Administrative Committee, whether or not the Retired Member survives during the designated period certain, and after the expiration of the period certain for so long as the Retired Member shall live.

Option 5  -  Full Cash Refund Benefit

                A retirement benefit payable for the life of the Member, but in the event of death of the Member prior to the receipt of retirement benefits equal to the lump sum value, determined in accordance with the actuarial assumptions last adopted by the Pension Administrative Committee, of the Member's Normal Form of Retirement Income, the excess of the lump sum value of the Member's Normal Form of Retirement Income over the retirement benefit received by the Member shall be paid to the Member's Beneficiary.

                 For purposes of this Option only, the interest rate used as part of the actuarial assumptions in determining the lump sum value shall be in accordance with Section 1.2.

Option 6  -  Life Only

                 A retirement benefit payable solely during the life of the Retired Member with no benefit payable upon the death of the Retired Member.

                 Notwithstanding the foregoing, no lifetime income option may be permitted which would provide benefit payments extending beyond the life of a Retired Member, or the life expectancy of a Retired Member and his Beneficiary. If the Beneficiary is other than the spouse, an option will only be permitted if it results in benefits to the Retired Member of more than 50% of the benefits otherwise payable to him.

                 Upon the death of an Active, Inactive or Vested Member or Beneficiary prior to the date the Member's pension benefit is to commence, the election of any option shall be null and void.

                       (d)    Notwithstanding the foregoing Subsections:

                                (i)   if the amount of any retirement
income payable is less than $50 per month, the Pension Administrative Committee shall determine to pay such benefit quarterly, semi-annually or annually.

                               (ii)   if the Actuarial Equivalent of
the Member's Normal Form of Retirement Income is $3,500 or less, the Pension Administrative Committee shall distribute such benefit in the form of a lump sum payment.

                 For purposes of this Subsection only, the interest rate used to determine the Actuarial Equivalent shall be in accordance with Section 1.2.

                 In the event the lump sum value distributed to the Retired Member in accordance with Subsection (d)(ii) is equal to the present value of the Retired Member's Accrued Benefit, the Retired Member's Credited Service prior to the date of distribution shall not be counted for any purposes of the Plan in the event of the subsequent reemployment of the Retired Member by the Employer.

                In the event the lump sum value distributed to the Retired Member in accordance with Subsection (d)(ii) is less than the present value of the Member's Accrued Benefit, the Retired Member may, upon return to the employ of the Employer, repay the full amount distributed to him plus interest at the rate of five percent (5%) (or such other rate of interest as may be required under Code Section 411(c)(2)(C)(iii) per annum, compounded annually. Such repayment must be made (i) in the case of a withdrawal on account of separation from Service, before the earlier of five (5) years after the first date on which the Member is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive one (1) year breaks in Service commencing with the withdrawal; or (ii) in the case of any other withdrawal, five (5) years after the date of the withdrawal. In the absence of such repayment, the Retired Member's Credited Service prior to the date of distribution shall not be counted for any purposes of the Plan.

                       (e) Subsequent to the later of the commencement of a Member's benefit under the Plan, or 90 days following receipt by the Member of information concerning his options under the Plan, no change in the form in which the benefit is being paid, or in the Beneficiary or joint annuitant chosen by the Member will be permitted; except that upon the death of a Beneficiary where Option 4 or 5 of

Subsection 8.7(c) had been elected by the Member, the Member may choose an alternative Beneficiary.

                       (f) The Pension Administrative Committee may promulgate rules and regulations governing all aspects of this Article.

                8.8   Substitute Payee

                If the Pension Administrative Committee finds that a Member or Beneficiary entitled to receive any benefits hereunder is in his minority, or in the judgment of the Pension Administrative Committee is unable to care for his affairs because of a physical or mental condition, the Pension Administrative Committee may pay the benefit due the payee to his spouse, child, parent, brother or sister, or to such other person, persons or institutions as, in the judgment of the Pension Administrative Committee, are then maintaining or have custody of the payee, unless a prior claim has been made by a legally appointed guardian, committee or other legal representative of the payee.

                8.9   Unclaimed Benefits

                Notwithstanding any other provisions of the Plan, in the event that all consecutive checks in payment of benefits under the Plan remain outstanding at the expiration of six (6) months from the date of mailing of the first such check to the last known address of the payee, the Trustee shall stop payment of all outstanding checks and suspend the issuance of any further checks to such payee until the current address of the payee can be ascertained.

                8.10   Direct Rollover

                       (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Pension Administrative Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                       (b)    Definitions

                                 (i)   Eligible rollover distribution:
An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; and distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income

(determined without regard to the exclusion for net unrealized appreciated with respect to employer securities).

                                (ii)   Eligible retirement plan:  An
eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                              (iii)   Distributee:  A distributee
includes an employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                               (iv)   Direct rollover:  A direct
rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE IX

                           ADMINISTRATION OF THE PLAN

                9.1   Appointment of Pension Administrative
                      Committee

                      (a) The Board of Directors shall appoint a Pension Administrative Committee, consisting of no more than five (5) members, to serve at its pleasure in administering the Plan.

                      (b) Any person appointed as a member of the Pension Administrative Committee shall signify his willingness to serve as such member by the filing of a written acceptance with the Board of Directors and the Pension Administrative Committee. Any member of the Pension Administrative Committee may resign by delivering his written resignation to the Board of Directors and the Pension Administrative Committee, and such resignation shall become effective upon the date the resignation is received by the Board of Directors or such other date as may be agreeable between the Board of Directors and the resigning member.

                      (c) Vacancies in the Pension Administrative Committee arising by resignation, death, removal, or otherwise, shall be filled by the Board of Directors. If no members of the Pension Administrative Committee are in office, the Board of Directors shall be deemed the Pension Administrative Committee.

                9.2   Organization and Operation of the Pension
                      Administrative Committee

                      (a) The Pension Administrative Committee shall endeavor to act, in carrying out its duties and responsibilities in the interest of the Plan Members and Beneficiaries, with the care, skill, prudence, and diligence under the prevailing circumstances that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of like character and aims.

                      (b) The Pension Administrative Committee shall act by a majority of its members or by unanimous approval of its members if there are two or less Pension Administrative Committee members in office at the time, and any action may be taken either by a vote taken in a meeting or by action taken in writing without the formality of convening a meeting. In the event of a deadlock, the Pension Administrative Committee shall determine the method for resolving such deadlock.

                 If there are two or more Pension Administrative Committee members, no member shall act upon any question pertaining solely to himself, and the other member or members shall alone make any determination required by the Plan in respect thereof.

                      (c) The Pension Administrative Committee may authorize any one or more of its members to execute any document on behalf of the Pension Administrative Committee.

                      (d) The Pension Administrative Committee may by written majority decision, delegate specific duties and powers to one or more of its members. Such delegation shall remain in effect until rescinded in writing by a majority of the members of the Pension Administrative Committee. The member or members so designated shall be solely liable, jointly and severally, for their acts or omissions with respect to such delegated responsibilities. All other members shall be relieved of responsibility and liability for duties and powers properly delegated to any other member of the Pension Administrative Committee.

                      (e) The Pension Administrative Committee shall endeavor not to directly or indirectly engage in any prohibited transactions, as set forth in the Employee Retirement Income Security Act of 1974.

                9.3   Duties and Responsibilities of the Pension
                      Administrative Committee

                The Pension Administrative Committee, except for such investment and other responsibilities vested in the Pension Committee of the Board of Directors, Trustee or an Investment Manager in accordance with the provisions of the Trust Agreement, shall have full authority and responsibility for administering the Plan in accordance with its provisions and under applicable law.

                The duties and responsibilities of the Pension Administrative Committee shall include, but shall not be limited to, the following:

                      (a) To appoint such "enrolled actuaries" (as defined in The Employee Retirement Income Security Act of 1974), accountants, consultants, administrators, counsel, or such other persons it deems necessary for the administration of the Plan.

                 Members of the Pension Administrative Committee shall not be precluded from serving the Pension Administrative Committee in one or more of such individual capacities.

                      (b) To determine all benefits and resolution of all questions arising from the administration, interpretation and application of Plan provisions, either by general rules or by particular decisions so as not to discriminate in favor of or against any person and so as to treat all persons in similar circumstances in a uniform manner.

                      (c) To advise the Trustee with respect to all benefits which become payable under the Plan and to direct the Trustee as to the manner in which such benefits are to be paid.

                      (d) To adopt such forms and regulations it deemed advisable for the administration of the Plan and the conduct of its affairs.

                      (e) To adopt actuarial assumptions, deemed reasonable in the aggregate by an "enrolled actuary"; a funding policy; and, the schedule for amortization of any unfunded accrued liability.

                      (f) To take such steps as it considers necessary and appropriate to remedy any inequity resulting from incorrect information received or communicated or as a consequence of administrative error.

                      (g) To assure that its members, the Trustee and every other person who handles funds or other property of the Plan are bonded as required by law.

                      (h) To settle or compromise any claims or debts arising from the operation of the Plan and to defend any claims in any legal or administrative proceeding.

                9.4   Records and Reporting

                      (a) The Pension Administrative Committee shall keep a record of its proceedings and acts and shall keep books of account, records and other data as may be necessary for the administration of the Plan.

                      (b) The Pension Administrative Committee shall make its records available to the Employer, or any Member or Beneficiary for examination during regular business hours, except that a Member or Beneficiary shall examine only such records as pertain exclusively to himself and such other material as may be required by law.

                      (c) The Pension Administrative Committee shall furnish to each Member or Beneficiary any copies of documents and such other material as may be required by law. The Pension Administrative Committee shall, upon written request of a Member or Beneficiary, also provide copies of required material it deems appropriate or as may be required law, in which case the Member or Beneficiary may be required to pay the reasonable cost of preparing and furnishing such material as the Pension Administrative Committee shall determine, or as prescribed or limited by law.

                9.5   Required Information

                The Employer or Members, and Beneficiaries entitled to benefits shall furnish to the Pension Administrative Committee any information or proof requested by the Pension Administrative Committee and required for the proper administration of the Plan. Failure on the part of any Member or Beneficiary to comply with such request shall be sufficient grounds for the delay in payment of benefits under the Plan until the requested information or proof is received.

                9.6   Payment of Expenses

                Members of the Pension Administrative Committee shall serve the Pension Administrative Committee without compensation. The expenses of the Pension Administrative

Committee as may be agreed upon in writing between the Employer and the Pension Administrative Committee, shall be payable in accordance with Section 3.3.

                 9.7   Indemnification

                 The Employer agrees to indemnify and hold the Pension Administrative Committee harmless against liability incurred in the administration of the Plan, except that each member of the Pension Administrative Committee shall solely be liable for his own gross negligence or willful misconduct.

                 9.8   Procedure For Appeal of Denial of Benefits

                       (a) The Pension Administrative Committee shall provide notice in writing to any Member or Beneficiary where a claim for benefits under the Plan has been denied in whole or in part. Such notice shall be made within 90 days of the receipt by the Pension Administrative Committee of the Member's claim or, if special circumstances require, and the Member is so notified in writing, within 180 days of the receipt by the Pension Administrative Committee of the Member's claim. The notice shall (i) set forth the specific reasons for the denial of benefits; (ii) contain specific references of Plan provisions relative to the denial; (iii) describe any material and information, if any, necessary for the claim for benefits to be allowed, which had been requested, but not received by the Pension Administrative Committee; and (iv) advise the Member or Beneficiary that any appeal of the Pension Administrative Committee's adverse determination must be made in writing to the Pension Administrative Committee, within 60 days after receipt of this notification, setting forth the facts upon which the appeal is based.

                       (b) If the Member or Beneficiary fails to appeal the Pension Administrative Committee's denial of benefits in writing and within 90 days, the Pension Administrative Committee's determination shall become final and conclusive.

                       (c) If the Member or Beneficiary timely appeals the Pension Administrative Committee's denial of benefits, the Pension Administrative Committee shall reexamine all issues relevant to the original denial of benefits. The Pension Administrative Committee may in addition, upon at least ten (10) days written notice, request the claimant or his representative to personally appear before it to make an oral presentation or answer questions that may have been raised, or the Member or his representative may make a request to personally appear before the Pension Administrative Committee.

                       (d) The Pension Administrative Committee shall advise the Member or Beneficiary in writing of its decision and the specific reasons on which such decision was based within 60 days of receipt of the written appeal, or personal appearance of the Member or his representative, unless special circumstances require an extension of such 60 day period for not more than an additional 60 days. Where such extension is necessary the Member shall be given written notice of the delay.



                                   ARTICLE X

                 AMENDMENT, MERGER AND TERMINATION OF THE PLAN

                 10.1   Amendment

                 The Plan may be wholly or partially amended by the Board of Directors, provided that

                        (a) prior to the satisfaction of all expenses of the Trust Fund and all liabilities under the Plan with respect to all Members or their Beneficiaries, no amendment may be made which would permit any part of the Trust Fund to be used for or diverted to purposes other than for (i) the exclusive benefit of the Members or their Beneficiaries and (ii) payment of expenses of the Plan and Trust Fund; and

                        (b) no amendment shall deprive any Member or Beneficiary of any benefit already accrued and payable, unless such amendment is approved by the Secretary of Labor in accordance with the provisions of the Employee Retirement Income Security Act of 1974.

                 Notwithstanding the foregoing provisions, any amendment may be retroactive to conform the Plan to governmental regulations or requirements so as to establish or maintain the Plan's qualification and the Trust Fund's tax-exempt status.

                        (c) This Plan may be amended or modified at anytime by the Pension Administrative Committee provided, however, that (i) the Pension Administrative Committee shall refer to the Board of Directors any such amendment which would, in the Pension Administrative Committee's reasonable determination, result in an increase in the costs of funding plan benefits unless such amendment results from changes in applicable laws or regulations and has minimal financial impact; (ii) no such amendment shall materially affect the powers, duties and responsibilities of the Pension Administrative Committee; and (iii) notwithstanding any such power to amend, the Board of Directors shall continue to hold the power and authority at any time independently to amend the Plan and the Trust Agreement. Upon delivery to the Trustee by the Company of a written instrument setting forth the amendment, modification or suspension, a certified copy of the resolution of the Board of Directors or the action of the Pension Administrative Committee, as the case may be, the Plan and the Trust Agreement shall be deemed to have been amended, modified or suspended in the manner and to the extent set forth therein.

                 10.2   Merger of Plans

                 Upon the merger or consolidation of this Plan with any other plan or the transfer of assets or liabilities from the Trust Fund to another trust, all Members shall be entitled to a benefit at least equal to the benefit they would have been entitled to receive had the Plan been terminated in accordance with Section 10.3 immediately prior to such merger, consolidation or transfer of assets or liabilities.

                 10.3   Termination

                 While the Plan and Trust Fund are intended to be permanent, they may be terminated at any time by the Board of Directors, provided that prior to the satisfaction of all expenses (including any expenses incurred in effectuating the termination of the Plan and Trust Fund) and all liabilities with respect to Members or their Beneficiaries, no part of the Trust Fund is to be used for or diverted to purposes other than for the payment of the expenses of the Trust Fund except as provided in the last paragraph of Section 10.4.

                 Written notification of such termination shall be given to each participating Employer, the Trustee, the Pension Administrative Committee, and each Member and Beneficiary entitled to, or receiving, benefits. In addition, notice of the proposed termination shall be filed with the Pension Benefit Guaranty Corporation and the Internal Revenue Service.

                 Upon the complete or partial termination of the Plan, the rights of all affected Members to benefits accrued to the date of such complete or partial termination, to the extent funded based on the order of allocation set forth in Section 10.4, shall be nonforfeitable and such Member shall have further recourse to the Pension Benefit Guaranty Corporation.

                 10.4   Manner and Order of Allocation of Trust Fund

                 In the event of the termination of the Plan and Trust Fund in accordance with Section 10.3, the Trustee, after reserving an amount from the Trust Fund sufficient to pay expenses, including expenses resulting from such termination shall allocate the Trust Fund in accordance with the directions of the Pension Administrative Committee in the following manner and order to the extent of its sufficiency to provide:

                        (a) First, the benefits of Members or Beneficiaries which were in pay status as of the beginning of the 3-year period ending on the termination date of the Plan, or which would have been in pay status as of such date if the Member had retired in accordance with Section 4.3, based on the provisions of the Plan in effect during the 5-year period ending on such date, under which such benefits would be the least;

                        (b) Second, all other benefits under the Plan, if any, guaranteed by the Pension Benefit Guaranty Corporation in accordance with
Section 4022 of the Employee

Retirement Income Security Act of 1974 determined without regard to Section 4022(b)(5) and 4022(b)(6) of such Act;

                        (c) Third, all other nonforfeitable benefits under the Plan. If the balance of the Trust Fund assets for allocation under this Subsection is not sufficient to satisfy these benefits in full, the following Paragraphs shall be applicable with respect to the order of allocation under this Subsection:

                                  (i)   Except as provided in Paragraph
(ii), first the remaining Trust Fund assets shall be allocated on the basis of the benefits which would have been described in this Subsection under the Plan as in effect at the beginning of the 5-year period ending on the date of the Plan's termination.

                                 (ii)   If the Trust Fund assets available for
allocation under Paragraph (i) are sufficient to satisfy in full the benefits described in such Paragraph (without regard to this Paragraph), then for purposes of Paragraph (i), benefits described shall be determined on the basis of the Plan as amended by the most recent Plan amendment effective during such 5-year period under which the remaining Trust Fund assets available for allocation are sufficient to satisfy in full the benefits described in Paragraph (i) on the basis of the Plan as amended by the next succeeding Plan amendment in effect during such period.

                        (d)    Fourth, all other benefits under the Plan.

                 The amount allocated under any Subsection of this Section with respect to any benefit shall be properly adjusted for any allocation of assets with respect to that benefit previously made under a prior Subsection.

                 If the balance of the Trust Fund assets available for allocation under this Section (other than Subsections (c) and (d) are insufficient to satisfy the full benefits of the Members or Beneficiaries, the remaining assets shall be allocated pro rata among such persons on the basis of the present value, as of the termination date, of their respective benefits described in that Subsection.

                 If the Internal Revenue Service determines that the allocation under Subsections (c) and (d) will result in discrimination prohibited by
Section 401(a)(4) of the Code, a reallocation shall be made to the extent deemed necessary by the Internal Revenue Service to avoid such discrimination.

                 After all liabilities to Members and their Beneficiaries have been satisfied and after all expenses of the Plan and Trust Fund have been satisfied, any excess balance remaining in the Trust Fund arising out of actuarial error shall, at the direction of the Pension Administrative Committee, be paid to the Employer. For purposes of this Section, actuarial error shall include but not be limited to

"erroneous actuarial computation," as described in Treasury Regulation
1.401-2(b).

                 10.5   Distribution Methods and Satisfaction of
                        Liability

                 As soon as administratively feasible following, where required by law, (a) notification by the Pension Benefit Guaranty Corporation that the Trust Fund is sufficient to discharge when due all obligations of the Plan with respect to guaranteed benefits, and (b) receipt of a favorable letter of determination from the Internal Revenue Service with regard to the termination of the Plan and Trust Fund, the Trustee shall distribute or set aside to or for the benefit of each Member or Beneficiary, the respective amounts allocated, in accordance with Section 10.4, in such manner, through such trust funds, annuity contracts, or other means as the Pension Administrative Committee shall direct. If the amount allocated is less than the full purchase price of an annuity to provide an equivalent benefit, and, if the Pension Administrative Committee has directed that an annuity be purchased, such amount as so allocated shall be applied to the purchase of the annuity and, anything herein to the contrary notwithstanding, any and all liability of the Trust Fund to the Member or his Beneficiary shall be fully discharged by such application and purchase, even though the benefit may be reduced thereby.

                                   ARTICLE XI

                            PARTICIPATING EMPLOYERS

                 11.1   Adoption of Plan

                 Any corporation, division, plant or other entity may, with the approval of the Board of Directors, upon the execution of an adoption agreement, adopt the Plan and thereby become an Employer.

                 11.2   Alternative Provisions

                 Each Employer may, in lieu of the provisions of the Plan, adopt such alternative provisions as to itself as shall be acceptable to the Board of Directors. Such alternative provisions shall be set forth in Schedule C hereto.

                 11.3 Discontinuance of Contributions, Withdrawal or Termination By Participating Employers

                 Each Employer having adopted the Plan shall have the right at any time to discontinue further contributions, withdraw from the Plan or terminate the Plan as to itself.

                 11.4   Merger of Two (2) Employers

                 A transfer of the Members and Employees between Employers as the result of a sale of assets, merger or other reason shall be considered as a merger of the interest in the Plan and Trust Fund as attributable to the Members of both such Employers and shall not be deemed a termination of the Plan or Trust Agreement. Nor shall the transfer of such

Employees be deemed a termination of employment for any purposes of the Plan and Trust Agreement.



                                  ARTICLE XII

                               GENERAL PROVISIONS

                 12.1   Exclusiveness of Benefits

                        (a) The Plan has been created for the exclusive benefit of the Members and their Beneficiaries. No part of the Trust
Fund shall ever revert to the Employer nor shall such Trust Fund ever be used other than for the exclusive benefit of the Members and their Beneficiaries, except as provided in accordance with Subsections 3.1(b) and 12.1(b) and Sections 10.4 and 12.9. No Member or Beneficiary shall have any interest in or right to any part of the Trust Fund, or any equitable right under the Trust Agreement except to the extent expressly provided in the Plan or Trust Agreement.

                        (b) Notwithstanding Subsection (a), effective January 1, 1985, the Pension Administrative Committee and the Trustee shall comply with a "Qualified Domestic Relations Order" as such term is defined under Section 206(d) of the Employee Retirement Income Security Act ("ERISA"). The Pension Administrative Committee shall develop procedures to determine whether a Qualified Domestic Relations Order is qualified under
Section 206(d) of ERISA.

                 12.2   Limitation of Rights

                 The establishment of this Plan shall not be considered as giving to any Member or other employee of the Employer the right to be retained in the employ of the Employer, and all Members and other employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

                 12.3   Non-Assignability

                 Except as provided in this Section, no interest of any person or entity in, or right to receive distributions under the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive distributions be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings, except with respect to debts of a Member to the Employer, but such debts to the Employer which may be subject to attachment shall not exceed ten percent (10%) of the benefits payable to the Member under the Plan. Notwithstanding the preceding provisions of this Section, all or any part of the Accrued Benefit of a Member shall be subject to and payable in accordance with the applicable requirements of any Qualified Domestic Relations Order, as that term is defined in Section 414(p) of the Code, and the Pension Administrative Committee shall provide for payment in accordance with such order and Code Section and any Regulations promulgated under such Code Section. All such payments pursuant to Qualified Domestic Relations Orders shall be subject to reasonable rules and regulations promulgated by the Pension Administrative Committee, provided that such rules and regulations are consistent with Code Section 414(p). If prior to the commencement of payment of benefits to a Member, any amount of his Accrued Benefit is paid to an alternate payee or payees pursuant to a Qualified Domestic Relations Order, the amount of his Accrued Benefit shall be reduced by the Actuarial Equivalent of any such payment.

                 Where spousal rights are determined pursuant to a Qualified Domestic Relations Order, the Pension Administrative Committee or the Trustee may permit a lump sum distribution to the alternate payee if the terms of the Qualified Domestic Relations Order so requires.

                 If any payee or representative of a payee under the Plan becomes bankrupt or attempts to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge any benefit, the Pension Administrative Committee shall hold or apply the benefit or any part thereof to or for such person, his spouse, his children, or other dependents, or any of them in such manner and in such proportions as the Pension Administrative Committee shall determine in its sole discretion.

                 12.4   Construction of Agreement

                 The Plan shall be construed according to the laws of the State of New York and all provisions hereof shall be administered according to, and its validity shall be determined under, the laws of such State, except where preempted by Federal law.

                 12.5   Severability

                 Should any provision of the Plan be deemed or held to be illegal or invalid for any reason, such invalidity shall not adversely affect any other Plan provision and in such case, the appropriate parties shall immediately adopt a new provision, or regulation to take the place of the one deemed or held to be illegal or invalid. If the invalidity inhibits the proper operation of this Plan a new provision shall be adopted to take the place of the one deemed or held to be illegal or invalid.

                 12.6   Titles and Headings

                 The titles and headings of the sections in this instrument are for convenience of reference only. In the event of any conflict between the text of this instrument and the titles or headings, the text rather than such titles or headings shall control.

                 12.7   Counterparts as Original

                 The Plan has been prepared in counterparts, each of which so prepared shall be construed as an original.

                 12.8   Construction

                 The masculine pronoun, where appearing in the Plan shall include the feminine pronoun and the feminine pronoun shall include the masculine. The singular, where appearing in the Plan shall include the plural and the plural shall include the singular.

                 12.9   Internal Revenue Service Approval

                 If the Plan is not initially approved and qualified by the Internal Revenue Service as meeting the requirements of the Code so as to permit the Employer to deduct for income tax purposes its contributions to the Trustee, all of the Employer's contributions shall be returned to the Employer within one year of such determination and the Plan shall be null and void.



                                  ARTICLE XIII

                              TOP HEAVY PROVISIONS

                 13.1   Top Heavy Determination

                        (a)    The following provisions shall become
effective as of the first day of any Plan Year in which the Plan is determined to be a "Top Heavy Plan."

                        (b) The Plan will be considered a Top-Heavy Plan for any Plan Year if as of the last day of the preceding Plan Year (the "Determination Date"), the Aggregation Group (within the meaning of Section 416(g) of the Code) of which the Plan is a part is deemed top heavy because the present value of the Aggregate Accrued Benefits of qualified Plan participants of such group who are "Key Employees" (as defined in Section 416(i) of the Code) exceeds 60% of the present value of the Aggregate Accrued Benefits of all such Plan participants.

                 "Aggregate Accrued Benefits" shall mean the accrued benefits calculated as of the first day of the preceding Plan year with the present value of such amounts based on the actuarial assumptions used by the Plan's actuary in the actuarial valuation made as of the first day of such Plan year.

                        (c)    "Aggregation Group" means either a
Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                                 (i)   Required Aggregation Group:  In
determining a Required Aggregation hereunder, each plan of the Employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Section 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                                     (a)    In the case of a Required
Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

                                (ii)   Permissive Aggregation Group:
The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

                                        i)   In the case of a top heavy
Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group is a Top Heavy Plan. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                               (iii)   Only those plans of the Employer in
which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

                                (iv)   An Aggregation Group shall include any
terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

                        (d) Solely for the purpose of determining if the Plan, or any other Plan included in a Required Aggregation Group of which this Plan is a part, is top heavy (within the meaning of Section 416(g) of the Code) the Accrued Benefit of a Member other than a key employee (within the meaning of Section 416(i)(1) of the Code) shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer and any corporation or business which is a member of the controlled group or under common control with the Employer or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Section 411(b)(1)(C) of the Code.

                 13.2   Minimum Benefit

                        (a) Notwithstanding Article V and VI, the minimum Normal Form of Retirement Income for a Member terminating employment at or after age 65, and the minimum Accrued Benefit, payable at Normal Retirement Date, for a Member who terminates employment prior thereto with entitlement to a benefit, shall be equal to the product of (a) two percent (2%) of the Member's average monthly earnings for his five (5) highest paid consecutive calendar years during which the Plan was a Top Heavy Plan, subsequent to December 31, 1983, multiplied by (b) the Member's

Credited Service (to a maximum of ten (10) years) accrued subsequent to December 31, 1983.

                        (b) If a Member's benefit had been suspended, in accordance with Subsection 8.6(c), the Member is entitled to have his benefit actuarially adjusted to reflect the portion of such suspended benefit attributable to the minimum benefit the member would be entitled to under (a) above, only if the Plan became a "Top Heavy Plan."

                 13.3   Minimum Vesting

                 Notwithstanding the provisions of Sections 6.1 and 6.2, a Member shall be eligible for a deferred vested benefit in accordance with
Article VI, if while the Plan is a Top-Heavy Plan, his employment is terminated before his death or Retirement but after he has completed at least two (2) years of Service. The amount of such Member's deferred vested benefit paid as a Normal Form of Retirement Income, commencing as of his Normal Retirement Date, shall be equal to the vested percentage of his Accrued Benefit, determined in accordance with the following table:

Years of Service                       Vested Percentage
----------------                       -----------------
2 but less than 3............................. 20%

3 but less than 4............................. 40%

4 but less than 5............................. 60%

5 but less than 6............................. 80%

6 or more......................................100%



                 13.4   Change in Top Heavy Status

                 If the Plan after becoming a Top Heavy Plan subsequently ceases to be such, the vesting schedule in

Section 13.3 shall only apply to a Member's Accrued Benefit determined as of December 31 in the last Plan Year of top heaviness. Notwithstanding the foregoing, if such Member had completed at least five (5) years of Service as of December 31 in the last Plan Year of top heaviness, the vesting schedule in
Section 13.3 shall continue to apply to his entire Accrued Benefit.

                 13.5   Distribution to Five Percent (5%) Owners

                 For any Plan Year in which the Plan is a Top Heavy Plan, any benefit to which a Member who is a five percent (5%) Owner is entitled, shall commence not later than the Member's taxable year in which he attains age 70 1/2, whether or not his employment is terminated in such year. If a benefit payment under the Plan is made directly to a five percent (5%) Owner before he attains age 59 1/2, and during a Plan Year in which the Plan is a Top Heavy Plan, the Member shall be advised by the Pension Administrative Committee that his benefit will be subject to a special tax, unless such distribution is made on account of disability.

                 13.6   Impact on Maximum Benefit Limitation
                        Contained in Section 8.3

                 For any Plan Year in which the Plan is a Top Heavy Plan,
Section 8.3 shall be read by substituting the number "1.00" for the number "1.25" wherever it appears therein.

                                  ARTICLE XIV

                               NAMED FIDUCIARIES

                 14.1   Pension Administrative Committee

                 The named fiduciary under the Plan shall be the Pension Administrative Committee, which shall have authority to control and manage the operation and administration of the Plan, except with respect to those matters which under the Plan or the Trust Agreement are the responsibility, or subject to the authority, of the Pension Committee of the Board of Directors. The Pension Administrative Committee shall be the Committee appointed pursuant to
Section 9.1 of the Plan.

                 14.2   Pension Investment Committee

                 The Pension Investment Committee of the Board of Directors (the "Board Committee") shall be the named fiduciary under the Plan with respect to control or management of the assets of the Plan. Except as otherwise expressly provided in the Trust Agreement, the Board Committee shall be responsible for making appropriate provision for the investment and reinvestment of the Trust Fund. The Board Committee may appoint an investment manager or managers, as defined in ERISA, to manage (including the power to acquire, invest and dispose of) any assets of the Plan. The Board Committee shall consist of at least two persons appointed from time to time by the Board of

Directors. The members of the Board Committee may, but need not, be members of the Administrative Committee.

                 14.3   References to the Pension Administrative
                        Committee

                 All references in the Plan to the Pension Administrative Committee shall mean the Pension Administrative Committee unless by reason of this Article XIV the responsibility or authority in question is allocated to the Board Committee. All responsibilities and authorities of the Pension Administrative Committee set forth in any section of the Plan outside of this
Article XIV shall be vested in the Pension Administrative Committee unless specifically assigned to the Board Committee in this Article XIV; provided, however, that any provisions relating to the Pension Administrative Committee that could apply to each of the Pension Administrative Committee and the Board Committee in their respective exercise of their separate authority, including, without limitation, those provisions relating to indemnification, shall apply to each such Committee.

                 IN WITNESS WHEREOF, this document has been executed and adopted this 6th day of June, 1994.



                                                   TELEFLEX INCORPORATED



                                                   By:
                                                      --------------------------
                                                                EMPLOYER

                                   SCHEDULE A

                               COVERED LOCATIONS


Mal Tool & Engineering:

         Manchester, Connecticut
         Vernon, Connecticut
         South Windsor, Connecticut
         North Charlestown, New Hampshire
         Rutland, Vermont

Cepco, Inc.:

         Chester, Vermont
         Brattleboro, Vermont

STS/Klock:

         Manchester, Connecticut

Pilling - Weck:

         Research Triangle Park, North Carolina

         Irivington, New Jersey

                                   SCHEDULE B

                         PREVIOUS PLAN BENEFIT FORMULA


                 5.1   Upon Normal or Deferred Retirement

                 Upon retirement at his Normal or Deferred Retirement Date, an Active or Inactive Member shall, subject to Article VIII, receive a monthly Normal Form of Retirement Income equal to the amount set forth in Subsection
(a), or, if applicable and greater Subsection (b) or (c), subject to Subsection
(d) and (e):

                       (a)    (i)    1 1/2% of the Member's Average
Monthly Compensation, determined on his Normal Retirement Date, multiplied by his Credited Service, to a maximum of 40 years, to his Normal Retirement Date, less

                             (ii)   1 1/4% of the Member's Primary
         Social Security Benefit as in effect on the Member's date of retirement or termination of employment, whichever is applicable, multiplied by his Credited Service, to a maximum of 40 years, to his Normal Retirement Date.

                       (b)  For Members of the Plan on June 30, 1977:

                              (i)    2/3 of 1% of the Member's Average
         Monthly Compensation, determined on his Normal Retirement Date, not in excess of his supplemental Average Monthly Compensation, multiplied by his Credited Service, to a maximum of 40 years, to his Normal Retirement Date; and

                             (ii)   1 1/3% of the Member's Supplemental
         Average Monthly Compensation, determined on his Normal Retirement Date, multiplied by his Credited Service, to a maximum of 40 years, to his Normal Retirement Date.

                 As used herein, "Supplemental Average Monthly Compensation," shall mean any excess of a Member's Average Monthly Compensation, determined on his Normal Retirement Date, over the amount in the following table which, according to the year of his 65th birthday, is applicable to him:

Calendar yr.                                       Calendar yr.                   Calendar yr.
of Member's                                        of Member's                    of Member's
65th Birthday                                      65th Birthday                  65th Birthday
-------------                                      -------------                  -------------
                                     Amount                        Amount                         Amount
                                     ------                        ------                         ------
1974 or before                       $502          1986            $601           1998             $673
1975                                  515          1987             606           1999              682
1976                                  527          1988             610           2000              692
1977                                  538          1989             615           2001              701
1978                                  547          1990             619           2002              710
1979                                  556          1991             622           2003              719
1980                                  564          1992             626           2004              728
1981                                  572          1993             629           2005              734
1982                                  578          1994             632           2006              739
1983                                  585          1995             643           2007              742
1984                                  591          1996             653           2008              744
1985                                  596          1997             664           2009              747
                                                                                  2010 or later     750

                       (c) 1% of the Member's Average Monthly Compensation, determined on his Normal Retirement Date, not in excess of $700, multiplied by his Credited Service, to a maximum of 40 years, to his Normal Retirement Date.

                       (d) Notwithstanding Subsections (a), (b) and (c), a Member who was a participant of a Predecessor Plan on June 30, 1973, shall be entitled to a minimum benefit equal to the benefit he would have been entitled to receive had he continued as a participant of the Predecessor Plan, based solely on the Predecessor Plan's benefit level in effect on June 30, 1973.

                       (e) Notwithstanding the foregoing Subsections, in no event shall a Member who retires on his Normal or Deferred Retirement Date be entitled to a benefit of less than the largest benefit he would have been entitled to receive had he retired on his Early Retirement Date and been entitled to a benefit in accordance with Section 5.2.

                 For purposes of this Section 5.1, the "Primary Social Security Benefit" shall mean the benefit to which the Member would be entitled to receive, upon proper application, commencing at his Normal Retirement Date, computed in accordance with the "Social Security Benefit Calculation Procedure" adopted as of July 1, 1984 by the Pension Committee in effect at that time to comply with Revenue Ruling 84-85, and set forth in Exhibit I.

                                   SCHEDULE C

                     SCHEDULE OF ALTERNATE PLAN PROVISIONS

                          FOR PILLING - WECK EMPLOYEES

               AT RESEARCH TRIANGLE PARK N.C. AND IRVINGTON, N.J.

1. 1.7 Notwithstanding contrary provisions of section 1.7, only for Employees of Pilling - Weck at Research Triangle Park, N.C. and Irvington, N.J. (hereinafter "Pilling - Weck Employees"), "Credited Service" shall only include periods of time subsequent to December 23, 1993.

2. 1.19 Notwithstanding contrary provisions of section 1.19, for Pilling - Weck Employees, "Service" shall include the most recent period of uninterrupted employment with Edward Weck, Inc., or any predecessor prior to December 23, 1993.

3. 2.1 Each Pilling - Weck Employee on December 23, 1993, who is at least age 21 and completed at least one year of service shall become a member on such date. Any Pilling - Weck Employee who is not at least age 21 or completed one year of service shall become a member upon the later of completion of one year of service and attainment of age 21.

                For purposes of this section 2.1 "Service" as defined at
         section 1.19 shall include uninterrupted employment with Edward Weck, Inc. prior to December 23, 1993.

                                   EXHIBIT I

                 Social Security Benefit Calculation Procedure

                 Social Security Benefit means the monthly old age insurance benefit to which a Plan participant is, or would upon proper application be, entitled on his Normal Retirement Date under Title II of the Federal Social Security Act (apart from the fact that the participant may have disqualified himself from such Social Security benefit and without regard to any election which may have been made by the participant to have a reduced Social Security benefit commence prior to his Normal Retirement Date), as determined by the Pension Administrative Committee based on the annualized rate of the participant's Average Monthly Compensation, except to the extent that the participant furnishes satisfactory evidence within one year of notice of the amount of his Plan benefit, demonstrating that the Pension Administrative Committee's determination may have overstated his actual Social Security Benefit in which case the actual benefit shall be used. An earnings history shall be developed from the annualized rate of the participant's Average Monthly Compensation for the calendar years proceeding the calendar year in which the participant ceases to be an Active Member, or his Normal Retirement Date, if earlier. The wage discounts used to establish the earnings history (including years of pre-Employer employment) shall be based on assumed historical salary increases of 6%. The Social Security Benefit of a participant who ceases to be an Active Member prior to attainment of age 65 shall be computed by assuming that the participant continues to receive wages under the Federal Social Security Act after he ceases to be an Active Member until his attainment of age 65 at an annualized rate of his Average Monthly Compensation. In computing any participant's Social Security Benefit, there shall be disregarded any increases in the old age benefit occurring at any time after the date he ceased to be an Active Member (or his Normal Retirement Date, if earlier) by reason of any benefit increase under the Federal Social Security Act, as amended from time to time, including without limitation, any automatic cost-of-living adjustment.

                                   EXHIBIT II

                             Actuarial Equivalents

                          Effective As of July 1, 1984

Actuarial Equivalent shall be based on the following:

         Interest:        7 1/2%.

         Mortality:       1983 Group Annuity Mortality Table for males, set
                          back one year for retirees and 5 years for
                          beneficiaries.

                              AMENDED AND RESTATED
                                TRUST AGREEMENT

         THIS AGREEMENT, entered into this 1st day of July 1994, by and between Teleflex Incorporated (hereinafter referred to as the "Employer") and PNC BANK, NATIONAL ASSOCIATION (hereinafter referred to as the "Trustee");

                                  WITNESSETH:

         WHEREAS, the Employer has adopted the Teleflex Incorporated Salaried Employees' Pension Plan hereinafter referred to as the "Plan"), for the benefit of its eligible employees; and

          WHEREAS, an Administrative Committee, (hereinafter referred to as the "Committee"), has been created to administer the Plan; and

         WHEREAS, in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended (hereinafter referred to as "ERISA"), the Plan provides that the assets of the Plan shall be held in trust for the exclusive purposes of providing benefits to participants in the Plan and their beneficiaries, and defraying reasonable expenses of administering the Plan and Trust; and

         WHEREAS, the Employer has determined to replace the existing trustee and appoint PNC Bank, National Association as successor trustee.

         NOW, THEREFORE, the Employer and the Trustee, intending to be legally bound, do hereby agree as follows:

                                  ARTICLE ONE
                                EMPLOYEES' TRUST

         1.1 ESTABLISHMENT AND ACCEPTANCE OF THE TRUST. The Employer hereby establishes with the Trustee a Trust consisting of such sums of money and other property acceptable to the Trustee as shall from time to time be paid or delivered to such Trustee in accordance with the provisions of the Plan.
All such money and property and all earnings and profits thereon, less any losses and disbursements made by the Trustee, as authorized herein, shall constitute the Trust Fund which shall be held, managed, and administered in accordance with the provisions of this Agreement by the Trustee, who hereby accepts the Trust created hereunder.

         1.2 IRREVOCABILITY OF CONTRIBUTIONS. All contributions made to the Trust shall be irrevocable during the existence of the Trust and shall be administered exclusively for the benefit of the participants of the Plan and their beneficiaries, except that, upon the Employer's request, a contribution which was made by a mistake in fact, or conditioned upon initial qualification of the Plan if the Plan does not initially qualify and the application for determination relating to initial qualification is filed by the due date of the Employer's return for the taxable year in which the Plan was adopted, or upon the deductibility of the contribution under Section 404 of the Internal Revenue Code of 1986, as amended (hereinafter referred to as the "Code") shall be returned to the Employer within one year after the payment of the contribution, denial of the qualification or the disallowance of the deduction (to the extent thereof), whichever is applicable.

                                  ARTICLE TWO
                            FIDUCIARY RESPONSIBILITY

         2.1 EMPLOYER. The Employer shall have the sole responsibility of making its contributions under the Plan. The Trustee shall have no right or duty to require payment of any contribution, or to inquire into the amount or method of determining the amount of any contribution, and shall be accountable only for funds and property actually received by it.

       2.2 COMMITTEE. The Committee provided for in the Plan shall have the exclusive authority to control and manage the operation and administration of the Plan, to establish a funding method and policy consistent with the Plan's objectives, as may be appropriate from time to time, and to direct the Trustee to make disbursements from the Trust Fund. The Committee shall provide the Trustee with a certified copy of the Plan and all amendments, and from time to time, shall communicate to the Trustee, in writing, the liquidity needs of the Plan and such other information as is necessary for the Trustee to carry out its fiduciary responsibilities under ERISA with respect to the investment of the Trust Fund (or any portion thereof which is not under the management of an Investment Manager), and the administration of the Trust Fund. The Trustee shall have no responsibility or duties whatsoever in respect to the administration of the Plan, other than as set forth herein or as mutually agreed upon in writing hereafter.

       2.3 TRUSTEE. The Trustee shall have the authority and discretion to manage and control the Trust Fund to the extent provided in this Agreement, but does not guarantee the Trust Fund in any manner against investment loss or depreciation in asset value, or guarantee the adequacy of the Trust Fund to meet and discharge all or any liabilities of the Plan. The Trustee shall not be liable for the making, retention or sale of any investment or reinvestment made by it, as herein provided, or for any loss to, or diminution of the Trust Fund, or for any other loss or damage which may result from the discharge of its duties hereunder except to the extent it is judicially determined that the Trustee has failed to exercise the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and like aims.

         The duties and obligations of the Trustee shall be limited to those expressly imposed upon it by this Agreement or subsequently agreed upon by the parties, notwithstanding any reference herein to the Plan, or to the provisions thereof, it being expressly agreed that the Trustee is not a party to the Plan.

         2.4 ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES. For purposes of ERISA, it is recognized that the Employer, Trustee, and the Committee are Fiduciaries (collectively referred to herein as the "Fiduciaries"), but only with respect to those specific powers, duties, responsibilities and obligations as are specifically given them under the Plan or this Trust Agreement. Each Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under the Plan or this Trust Agreement and is not required under the Plan or this Trust Agreement to inquire into the propriety of any such direction, information or action. It is intended that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and this Trust Agreement and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset values.

         2.5 GENERAL FIDUCIARY RESPONSIBILITIES. The Fiduciaries shall discharge the specific powers, duties, responsibilities or obligations given them under the Plan or this Trust Agreement solely in the interests of participants and their beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the Plan and Trust Agreement, with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                                 ARTICLE THREE
                      INVESTMENT AND ADMINISTRATIVE POWERS

         3.1 INVESTMENT POWERS OF THE TRUSTEE. The Trustee is authorized, in its sole discretion:

                 (a) To invest and reinvest the funds received hereunder, and any accretions thereto, without distinction between principal and income, in such securities, (other than securities of the Trustee or its affiliates), or in such other property, real or personal, wherever situate, whether or not income producing, including but not limited to stock, common or preferred, interests in investment companies, including so-called "money market funds" (and further including investment companies for which Trustee or its affiliate(s) may provide investment advisory, custodial, transfer agency or other services and for which they may be separately and additionally compensated), bonds and mortgages and other evidences of indebtedness (including debt securities underwritten by Trustee or any of its affiliates, whether individually or as a member of a divided or undivided syndicate), and deposits in a bank or other financial institution under state or Federal supervision, including the Trustee's banking department, which bear a reasonable rate of interest; provided, however, that no investment shall be made in securities or real property of the Employer in violation of Sections 406(a)(2) and 407(a) of Title I of ERISA. In making such investments, the Trustee shall not be restricted by any state law or statute designating investments eligible for trust funds.

                 (b) To invest all or any part of the funds received by it in one or more common trust or collective investment funds maintained by the Trustee or any affiliate of the Trustee (within the meaning of Section 1504 of the Code or any subsequent corresponding section), but only if the trustee of any such fund has acknowledged in the fund's governing instrument that it is a fiduciary with respect to any plan the assets of which are invested thereunder.

                        Notwithstanding any other provisions of this Agreement, in the event that participation in any such fund shall occur, the assets so invested shall be subject to all the provisions of the common trust or collective investment fund plan. To the extent required by law, regulation, or revenue ruling, the plan provisions of any common trust or collective investment fund in which participation occurs are hereby expressly incorporated herein by reference and shall be a part of this agreement.

                 (c) To invest all or any part of the funds received or held by it in any portfolios of the PNC Funds. Attached hereto as Exhibit "A" is a Disclosure Statement, accompanied by Prospectuses describing each of the investment portfolios (the "Portfolios") listed in Exhibit "A" established pursuant to a Declaration of Trust under the name of "The PNC Fund". The Employer acknowledges that it is independent of PNC Bank Corp. and its affiliates ("PNC"), the PNC Fund and its affiliates and that it will not receive direct or indirect consideration for its personal account in connection with this investment. Based upon these materials, including Exhibit "A" and the Prospectuses mentioned above, the Employer hereby consents to the purchase and sale of shares of any of the Portfolios listed in Exhibit

"A". This consent shall remain in full force and effect until written notice of revocation is provided to the Trustee.

                 (d) To hold uninvested, from time to time, without liability for interest thereon, such amounts as are necessary for the cash requirements of the Plan; and to hold assets of the Trust Fund in cash or cash equivalents, government securities, or straight debt securities in varying proportions when and for so long as, in the opinion of the Trustee, prevailing market and economic considerations indicate that it is in the best interest of the Trust Fund to do so.

         3.2 ADMINISTRATIVE POWERS OF THE TRUSTEE. With respect to all assets held hereunder, the Trustee is authorized:

                 (a) To sell any such property, by private contract or at public auction, for cash or credit, without notice or advertisement. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

                 (b) To exchange, mortgage, or lease any such property on such terms and conditions as it may deem appropriate.

                 (c) To grant or take options for any duration to purchase any such property, whether personal or real.

                 (d) To cause any securities or other property to be registered in its own name or in the name of one or more of its nominees or a nominee or nominees of any national registered securities depository which it has selected and to hold any investment in bearer or other negotiable form provided that the books and records of the Trustee at all times show that such investments are part of the Trust Fund. In compliance herewith, the Trustee may give to any registrar, transfer agent, or insurer, including but not limited to corporations, state, or Federal authorities or agents, any bond or other guarantee which may be required. Any registrar, transfer agent, or insurer shall be fully protected and saved harmless from any action either at law or in equity for acting upon or in compliance with the instructions received in writing from the Trustee.

                 (e) To vote upon any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights, or other options, and to make any payments incidental thereto; to oppose or to consent to, or otherwise participate in, corporate reorganization or other changes affecting corporate securities, to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other properties held as part of the Trust Fund. Provided, however, that the powers set forth in this paragraph (e) shall vest in the Employer to the extent they relate to (1) any shares in any mutual fund, including but not limited to any portfolio of the PNC Funds for which the Trustee or any of its affiliates provides services to the extent that any proxy or vote relates to such services or the compensation therefor; and (2) any shares which constitute Employer securities as defined in
Section 407(d)(1) of ERISA.

                 (f) To settle, compromise, or submit to arbitration any claims, debts, or damage due or owing to or from the Trust Fund, to commence or defend suits or legal or administrative proceedings, and to represent the Trust Fund in all legal and administrative proceedings, provided, however, the Trustee shall not be obligated to take any action or to appear and participate in any action which would subject it to expense or liability unless it is first indemnified in an amount and manner satisfactory to it, or is furnished with funds sufficient, in its sole judgment, to cover the same.

                 (g) To borrow money for the purposes of the Trust from any person (other than the Trustee in its individual capacity or other party in interest unless authorized pursuant to ERISA), and to pledge assets of the Trust Fund as security for repayment.

                 (h) To purchase any bonds or other items required by any federal, state, or local government and to pay any insurance premium or other type of assessment required by said governments as part of the operation of such Trust.

                 (i) To employ suitable agents, advisors, accountants, and counsel and to pay their reasonable expenses and compensation.

                        In addition to the foregoing powers, the Trustee shall also have all of the powers, rights and privileges conferred upon trustees by the Pennsylvania Fiduciaries Code, 20 Pa.C.S.A., Chapter 71, or as the same may be subsequently modified or amended, to the extent such law is not preempted by federal law, and the power to do all acts, take all proceedings, and execute all rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to administer the Trust Fund and to carry out the purposes of this Trust.

         3.3 DISBURSEMENTS FROM TRUST FUND. The Trustee shall from time to time on the written direction of the Committee make payments out of the Trust Fund to the Committee or to such persons, in such manner, in such amounts, and for such purposes as may but need not be specified in the direction of the Committee. The Committee may also direct the payment of or reimbursement for expenses of administering the Plan and Trust Fund. Upon any such payment being made, the amount thereof shall no longer constitute a part of the Trust Fund.

                 In addition, payment of the Trustee's compensation, expenses, and taxes may be made from the Trust Fund as provided in ARTICLE FIVE.

                                  ARTICLE FOUR
                           DIRECTIONS TO THE TRUSTEE

         4.1 DIRECTIONS TO BE IN WRITING. All directions by the Committee to the Trustee shall be in writing, signed by a member of the Committee or by such other person or persons as may be designated from time to time by the Committee. The Employer shall deliver to the Trustee certificates evidencing the appointment and termination of office of the members of the Committee and the Committee shall deliver to the Trustee certificates designating any other person authorized to act on its behalf, together with specimens of their signatures.

         4.2 WARRANTY. The Employer warrants that all certificates delivered to the Trustee hereunder shall be genuine and executed by the proper person or persons and that all directions issued to the Trustee by any of its officers or agents, or by the Committee, will be in accordance with the terms of the Plan and not contrary to the provisions of ERISA and regulations issued thereunder.

         4.3 APPLICATION OF PAYMENT. The Trustee shall not be responsible in any way for the application of any payments it is directed to make or for the adequacy of the Trust Fund to meet and discharge any and all liabilities under the Plan.

         4.4     INDEMNIFICATION.  The Plan (or, at the Employer's option, the

Employer) shall indemnify the Trustee and agrees to hold the Trustee harmless from and against any loss, liability and expense (including reasonable attorneys' fees and disbursements) incurred by the Trustee by reason of any claim, demand, cause of action or judgment arising out of this Trust Agreement, except for such claim, demand, cause of action, or judgment as may be found in a final judgment by a court to have resulted from the Trustee's breach of duty under ERISA or this Agreement.

                                  ARTICLE FIVE
                  PAYMENT OF COMPENSATION, EXPENSES AND TAXES

         5.1 PAYMENT OF TRUSTEE'S COMPENSATION AND EXPENSES. The expenses incurred by the Trustee in the administration of the Trust Fund, including fees for legal services rendered to the Trustee, such compensation to the Trustee as may be agreed upon, from time to time, between the Employer and the Trustee, and all other proper charges and expenses of the Trustee, its agents, advisors, and counsel, shall be paid from the Trust Fund unless paid by the Employer. Notwithstanding the provisions of Section 3.4, payments under this ARTICLE FIVE may be made without the approval or direction of the Committee.

         5.2 TAX EXEMPTION. The Employer intends that the Trust herein created shall qualify as an "Exempt Organization" within the meaning of Section 501(a) of the Code, or under any comparable section of any future legislation which amends, supplements or supersedes said section, and, until advised to the contrary, the Trustee may assume that the Trust is so qualified and is entitled to tax exemption.

         Nevertheless, all taxes of any and all kinds whatsoever that may be levied or assessed under the existing or future laws upon the Trust Fund or the income thereof, shall be paid from the Trust Fund. The Trustee may assume that any such taxes are lawfully levied or assessed unless, subsequent to notification to the Committee of such levies or assessments, the Committee advises the Trustee to contest the validity of such taxes. At the direction of the Committee, the Trustee shall take such action as the Committee shall direct, but all expenses incident thereto shall be chargeable to the Trust Fund, unless otherwise directed by the Committee.

                                  ARTICLE SIX
                              RECORDS AND ACCOUNTS

         6.1 BOOKS, RECORDS AND ACCOUNTS. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements, and other transactions hereunder, and all accounts, books and records, photostatic copies and other reproductive copies, relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Committee. As of the close of each fiscal year of the trust, or at such other times as may be mutually agreed, and as of the date of the removal or resignation of the Trustee, the Trustee shall file with the Committee a written account setting forth all investments, receipts, disbursements and other transactions effected by it during the period from the date of its last such account. Upon the expiration of ninety (90) days from the date of filing any such account, or upon the earlier specific approval thereof by the Committee, the Trustee shall be forever released and discharged from all liability and accountability to the Employer with respect to the propriety of its acts and transactions shown in such account, except with respect to any such acts or transactions as to which the Committee shall, within such ninety (90) day period, file written objections with the Trustee. Nothing herein contained, however, shall be deemed to preclude the Trustee of its right to have its account judicially settled by a court of competent jurisdiction.

         6.2 VALUATION. As of the close of each fiscal year of the Plan, and at such other times as shall be required by the Plan, the Trustee shall file with the Committee a list of the assets of the Trust Fund and their fair market values, determined in accordance with the customary procedure of the Trustee.

         6.3 DESTRUCTION OF RECORDS. The Trustee is authorized to cremate or otherwise destroy correspondence, or other files, including but not limited to, correspondence of transmittal for checks, statements and account analyses, and correspondence dealing with terminated or deceased participants, after a period of six (6) years; provided, however, that the Trustee has given to the Committee ninety (90) days' written notice of such intention of destruction. If the Committee in the said period shall notify the Trustee that the records are not to be destroyed, then such records shall be delivered to the Committee. Upon such destruction or removal, the Trustee shall be released from any and all liability pertaining to said records.

                                 ARTICLE SEVEN
                           AMENDMENT AND TERMINATION

         7.1 AMENDMENT. The Employer reserves the right, by action of its Board of Directors, to amend this Agreement in whole or in part from time to time, by an instrument in writing delivered to the Trustee, provided that no such amendment shall authorize or permit any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the participants in the Plan, or their beneficiaries, or their estates and the payment of the expenses of the Plan and Trust, and provided further, no such amendment which affects the rights, duties, responsibilities, immunities or compensation of the Trustee may be made without its consent.

         7.2 TERMINATION. The Trust may be terminated at any time by the Employer. Notice of such termination shall be given to the Trustee in writing, executed and acknowledged in the same form as this Agreement, together with a certified copy of the Resolution of the Board of Directors of the Employer authorizing such termination. Upon receipt of such notice, the Trustee shall dispose of the Trust Fund in accordance with the written directions of the Committee, as provided in Section 3.4, subject, however, to the provisions of ARTICLE NINE, and provided further that no liquidation of assets and payment of benefits, (or provision therefor), shall actually be made by the Trustee until after it is established by the Employer in a manner satisfactory to the Trustee, that the applicable requirements, if any, of ERISA and the Code governing the termination of employee benefit plans, have been, or are being, complied with, or that appropriate authorizations, waivers, exemptions, or variances have been, or are being, obtained. At no time prior to the satisfaction of all liabilities under the Plan shall any part of the corpus or income of the Trust Fund, after deducting any administrative or other expenses properly chargeable to the Trust Fund, be used for or diverted to purposes other than for the exclusive benefit of the participants in the Plan, their beneficiaries, or their estates.

                                 ARTICLE EIGHT
                       REMOVAL AND RESIGNATION OF TRUSTEE

         8.1 NOTICE. The Trustee may be removed by the Employer at any time upon ninety (90) days' written notice to the Trustee. The Trustee may resign at any time upon ninety (90) days' written notice to the Employer. In either case, the necessity for such notice may be waived by the mutual agreement of the Trustee and the Employer.

         8.2 SUCCESSOR TRUSTEE. Upon the removal or resignation of the Trustee, the Employer shall appoint a successor trustee who shall have the same powers and duties as those conferred upon the Trustee hereunder, and, upon receipt by the Trustee of the written acceptance of such appointment by the successor trustee, the Trustee shall, subject to the provisions of ARTICLE NINE, assign, transfer, and pay over to such successor trustee the funds and properties then constituting the Trust Fund.

                                  ARTICLE NINE
                             SETTLEMENT OF ACCOUNT

         9.1 SETTLEMENT OF ACCOUNT. In the event of the termination of the Trust, or the resignation or removal of the Trustee, the Trustee shall have the right to a settlement of its accounts, which accounting may be made, at the option of the Trustee, either (a) by a judicial settlement in a court of competent jurisdiction; or, (b) in the event judicial settlement is waived, by agreement of settlement, release, and indemnity from the Employer to the Trustee.

                 Upon completion of such settlement of accounts, distribution of the Trust Fund shall be made as hereinabove provided. The Trustee is authorized, however, to reserve such reasonable sum of money, as it may deem advisable, to provide for any amounts chargeable against the Trust Fund for which it may be liable, or for payment of its fees and expenses in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after the payment of such fees and expenses shall be paid over pursuant to the directions of the Committee.

                                  ARTICLE TEN
                                 MISCELLANEOUS

         10.1 MERGER OR CONSOLIDATION OF EMPLOYER. In the event of the merger or consolidation of the Employer or other circumstances whereby a successor entity shall continue to carry on all or a substantial part of its business, and such successor shall elect to carry on the provisions of the Plan as herein provided, such successor shall be substituted upon the filing in writing of its election so to do with the Trustee.

         10.2 MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trustee or any successor trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee or any successor trustee may be a party, or any corporation to which all or substantially all the trust business of the Trustee or any successor trustee may be transferred, shall be the successor of such trustee without the filing of any instrument or performance of any further act, before any court.

         10.3    NO ASSIGNMENT OF BENEFITS.

                 (a) No benefit under this Trust shall be subject in any way to anticipation, alienation, sale, transfer, assignment, pledging, encumbrance or charge, and any action by way of anticipating, alienating, selling, transferring, assigning, pledging, encumbering, or charging the same shall be void and of no effect; nor shall any such benefit be in any manner subject to the debts, contracts or liabilities of the person entitled to such benefit.

                 (b) Section 10.3(a) shall not apply to a "qualified domestic relations order" as defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Committee under the provisions of the Retirement Equity Act of 1984.

         10.4 CONSTRUCTION OF AGREEMENT. Words used in the masculine include the feminine gender. Words used in the singular form or plural shall be construed as if plural or singular, respectively, where they would so apply. Titles of articles and paragraphs are inserted for convenience and shall not affect the meaning or construction of this Agreement.

         10.5 APPLICABLE LAW. This Agreement shall be construed and enforced according to the law of the Commonwealth of Pennsylvania and all the provisions hereof shall be administered according to the law of said Commonwealth, except to the extent such laws are superseded by the Internal Revenue Code of 1986 or by ERISA.

         10.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be considered an original but all of which shall be deemed to be one document.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers and attested this 1st day of July, 1994.



ATTEST:                                     EMPLOYER:
                                            Teleflex Incorporated



                                            By
------------------------                      -------------------------
       Asst. Sec.                             Vice-President


ATTEST:                                     TRUSTEE:
                                            PNC BANK, NATIONAL, ASSOCIATION

                                            By /s/ JOSEPH L. PETA
------------------------                      -------------------------
Assistant Vice President                      Vice President Joseph L. Peta

                                TRUST AGREEMENT

            THIS AGREEMENT, entered into this 1st day of July, 1994 by and between Teleflex Incorporated (hereinafter referred to as the "Employer") and PNC BANK, NATIONAL ASSOCIATION (hereinafter referred to as the "Trustee").

                                  WITNESSETH:

            WHEREAS, the Employer has adopted the Teleflex Retirement Income Plan hereinafter referred to as the "Plan"), for the benefit of its eligible employees; and

            WHEREAS, an Administrative Committee (hereinafter referred to as the "Committee") has been created to administer the Plan; and

            WHEREAS, in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended (hereinafter referred to as "ERISA"), the Plan provides that the assets of the Plan shall be held in trust for the exclusive purposes of providing benefits to participants in the Plan and their beneficiaries, and defraying reasonable expenses of administering the Plan and Trust.

            NOW, THEREFORE, the Employer and the Trustee, intending to be legally bound, do hereby agree as follows:

                                  ARTICLE ONE
                                EMPLOYEES' TRUST

            1.1 ESTABLISHMENT AND ACCEPTANCE OF THE TRUST. The Employer hereby establishes with the Trustee a Trust consisting of such sums of money and other property acceptable to the Trustee as shall from time to time be paid or delivered to such Trustee in accordance with the provisions of the Plan. All such money and property and all earnings and profits thereon, less any losses and disbursements made by the Trustee as authorized herein, shall constitute the Trust Fund which shall be held, managed and administered in accordance with the provisions of this Agreement by the Trustee, who hereby accepts the Trust created hereunder.

            1.2 IRREVOCABILITY OF CONTRIBUTIONS. All contributions made to the Trust shall be irrevocable during the existence of the Trust and shall be administered exclusively for the benefit of the participants of the Plan and their beneficiaries, except that, upon the Employer's request, a contribution which was made by a mistake in fact, or conditioned upon initial qualification of the Plan if the Plan does not initially qualify and the application for determination relating to initial qualification is filed by the due date of the Employer's return for the taxable year in which the Plan was adopted, or upon the deductibility of the contribution under Section 404 of the Internal Revenue Code of 1986, as amended, (hereinafter referred to as the "Code") shall be returned to the Employer within one year after the payment of the contribution, denial of the qualification or the disallowance of the deduction (to the extent thereof), whichever is applicable.

                                  ARTICLE TWO
                           FIDUCIARY RESPONSIBILITIES

            2.1 EMPLOYER. The Employer shall have the sole responsibility of making its contributions under the Plan. The Trustee shall have no right or duty to require payment of any contribution, or to inquire into the amount or method of determining the amount of any contribution, and shall be accountable only for funds and property actually received by it.

            2.2 COMMITTEE. The Committee provided for in the Plan shall have the exclusive authority to control and manage the operation and administration of the Plan, to establish a funding method and policy consistent with the Plan's objectives, as may be appropriate from time to time, and to direct the Trustee to make disbursements from the Trust Fund. The Committee shall provide the Trustee with a certified copy of the Plan and all amendments, and from time to time, shall communicate to the Trustee, in writing, the liquidity needs of the Plan and such other information as is necessary for the Trustee to carry out its fiduciary responsibilities under ERISA with respect to the investment of the Trust Fund (or any portion thereof which is not under the management of an Investment Manager) and the administration of the Trust Fund. The Trustee shall have no responsibility or duties whatsoever in respect to the administration of the Plan other than as set forth herein or as mutually agreed upon in writing hereafter.

            2.3 TRUSTEE. The Trustee shall have the authority and discretion to manage and control the Trust Fund to the extent provided in this Agreement, but does not guarantee the Trust Fund in any manner against investment loss or depreciation in asset value or guarantee the adequacy of the Trust Fund to meet and discharge all or any liabilities of the Plan. The Trustee shall not be liable for the making, retention or sale of any investment or reinvestment made by it, as herein provided, or for any loss to, or diminution of the Trust Fund, or for any other loss or damage which may result from the discharge of its duties hereunder except to the extent it is judicially determined that the Trustee has failed to exercise the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and like aims.

            The duties and obligations of the Trustee shall be limited to those expressly imposed upon it by this Agreement or subsequently agreed upon by the parties, notwithstanding any reference herein to the Plan, or to the provisions thereof, it being expressly agreed that the Trustee is not a party to the Plan.

            2.4 ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES. For purposes of ERISA, it is recognized that the Employer, Trustee, and the Committee are Fiduciaries (collectively referred to herein as the "Fiduciaries'), but only with respect to those specific powers, duties, responsibilities and obligations as are specifically given them under the Plan or this Trust Agreement. Each Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under the Plan or this Trust Agreement and is not required under the Plan or this Trust Agreement to inquire into the propriety of any such direction, information or action. It is intended that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and this Trust Agreement and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset values.

            2.5 GENERAL FIDUCIARY RESPONSIBILITIES. The Fiduciaries shall discharge the specific powers, duties, responsibilities or obligations given them under the Plan or this Trust Agreement solely in the interests of participants and their beneficiaries and for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the Plan and Trust Agreement, with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                                 ARTICLE THREE
                      INVESTMENT AND ADMINISTRATIVE POWERS

            3.1 INVESTMENT POWERS OF THE TRUSTEE. The Trustee is authorized, in its sole discretion:

                   (a) To invest and reinvest the funds received hereunder, and any accretions thereto, without distinction between principal and income, in such securities (other than securities of the Trustee or its affiliates), or in such other property, real or personal, wherever situate, whether or not income producing, including but not limited to stock, common or preferred, interests in investment companies, including so-called "money market funds" (and further including investment companies for which Trustee or its affiliate(s) may provide investment advisory, custodial, transfer agency or other services and for which they may be separately and additionally compensated), bonds and mortgages and other evidences of indebtedness (including debt securities underwritten by Trustee or any of its affiliates, whether individually or as a member of a divided or undivided syndicate), and deposits in a bank or other financial institution under state or Federal supervision, including the Trustee's banking department, which bear a reasonable rate of interest; provided, however, that no investment shall be made in securities or real property of the Employer in violation of Sections 406(a)(2) and 407(a) of Title I of ERISA. In making such investments, the Trustee shall not be restricted by any state law or statute designating investments eligible for trust funds.

                   (b) To invest all or any part of the funds received by it in one or more common trust or collective investment funds maintained by the Trustee or any affiliate of the Trustee (within the meaning of Section 1504 of the Code or any subsequent corresponding section), but only if the trustee of any such fund has acknowledged in the fund's governing instrument that it is a fiduciary with respect to any plan the assets of which are invested thereunder.

                         Notwithstanding any other provisions of this
Agreement, in the event that participation in any such fund shall occur, the assets so invested shall be subject to all the provisions of the common trust or collective investment fund plan. To the extent required by law, regulation, or revenue ruling, the plan provisions of any common trust or collective investment fund in which participation occurs are hereby expressly incorporated herein by reference and shall be a part of this Agreement.

                   (c) To invest all or any part of the funds received or held by it in any portfolios of The PNC Funds. Attached hereto as Exhibit "A" is a Disclosure Statement, accompanied by Prospectuses describing each of the investment portfolios (the "Portfolios") listed in Exhibit "A", established pursuant to a Declaration of Trust under the name of "The PNC Fund". The Employer acknowledges that it is independent of PNC Bank Corp. and its affiliates ("PNC"), The PNC Fund and its affiliates and that it will not receive direct or indirect consideration for its personal account in connection with this investment. Based upon these materials, including Exhibit "A" and the Prospectuses mentioned above, the Employer hereby consents to the purchase and sale of shares of any of the Portfolios listed in Exhibit "A". This consent shall remain in full force and effect until written notice of revocation is provided to the Trustee.

              (d) To hold uninvested, from time to time, without liability for interest thereon, such amounts as are necessary for the cash requirements of the Plan; and to hold assets of the Trust Fund in cash or cash equivalents, government securities, or straight debt securities in varying proportions when and for so long as, in the opinion of the Trustee, prevailing market and economic considerations indicate that it is in the best interest of the Trust Fund to do so.

            3.2 ADMINISTRATIVE POWERS OF THE TRUSTEE. With respect to all assets held hereunder, the Trustee is authorized:

                   (a) To sell any such property by private contract or at public auction for cash or credit without notice or advertisement. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition.

                   (b) To exchange, mortgage or lease any such property on such terms and conditions as it may deem appropriate.

                   (c) To grant or take options for any duration to purchase any such property, whether personal or real.

                   (d) To cause any securities or other property to be registered in its own name or in the name of one or more of its nominees or a nominee or nominees of any national registered securities depository which it has selected and to hold any investment in bearer or other negotiable form provided that the books and records of the Trustee at all times show that such investments are part of the Trust Fund. In compliance herewith, the Trustee may give to any registrar, transfer agent or insurer, including but not limited to corporations, state or Federal authorities or agents, any bond or other guarantee which may be required. Any registrar, transfer agent or insurer shall be fully protected and saved harmless from any action either at law or in equity for acting upon or in compliance with the instructions received in writing from the Trustee.

                   (e) To vote upon any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose or to consent to, or otherwise participate in, corporate reorganization or other changes affecting corporate securities; to delegate discretionary powers and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other properties held as part of the Trust Fund, provided, however, that the powers set forth in this Paragraph (e) shall vest in the Employer to the extent they relate to (1) any shares in any mutual fund, including but not limited to any portfolio of The PNC Funds for which the Trustee or any of its affiliates provides services to the extent that any proxy or vote relates to such services or the compensation therefor; and (2) any shares which constitute Employer securities as defined in Section 407(d)(1) of ERISA.

                   (f) To settle, compromise, or submit to arbitration any claims, debts or damage due or owing to or from the Trust Fund, to commence or defend suits or legal or administrative proceedings and to represent the Trust Fund in all legal and administrative proceedings, provided, however, the Trustee shall not be obligated to take any action or to appear and participate in any action which would subject it to expense or liability unless it is first indemnified in an amount and manner satisfactory to it or is furnished with funds sufficient, in its sole judgment, to cover the same.

                   (g) To borrow money for the purposes of the Trust from any person (other than the Trustee in its individual capacity or other party in interest unless authorized pursuant to ERISA) and to pledge assets of the Trust Fund as security for repayment.

                   (h) To purchase any bonds or other items required by any Federal, state, or local government and to pay any insurance premium or other type of assessment required by said governments as part of the operation of such Trust.

                   (i) To employ suitable agents, advisors, accountants and counsel and to pay their reasonable expenses and compensation.

                         In addition to the foregoing powers, the Trustee shall
also have all of the powers, rights and privileges conferred upon trustees by the Pennsylvania Fiduciaries Code, 20 Pa.C.S.A., Chapter 71, or as the same may be subsequently modified or amended, to the extent such law is not preempted by Federal law, and the power to do all acts, take all proceedings, and execute all rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to administer the Trust Fund and to carry out the purposes of this Trust.

            3.3 DISBURSEMENTS FROM TRUST FUND. The Trustee shall, from time to time on the written direction of the Committee, make payments out of the Trust Fund to the

Committee or to such persons, in such manner, in such amounts and for such purposes as may but need not be specified in the direction of the Committee. The Committee may also direct the payment of or reimbursement for expenses of administering the Plan and Trust Fund. Upon any such payment being made, the amount thereof shall no longer constitute a part of the Trust Fund.

                   In addition, payment of the Trustee's compensation, expenses and taxes may be made from the Trust Fund as provided in ARTICLE FIVE.

                                  ARTICLE FOUR
                           DIRECTIONS TO THE TRUSTEE

            4.1 DIRECTIONS TO BE IN WRITING. All directions by the Committee to the Trustee shall be in writing, signed by a member of the Committee or by such other person or persons as may be designated from time to time by the Committee. The Employer shall deliver to the Trustee certificates evidencing the appointment and termination of office of the members of the Committee and the Committee shall deliver to the Trustee certificates designating any other person authorized to act on its behalf, together with specimens of their signatures.

            4.2 WARRANTY. The Employer warrants that all certificates delivered to the Trustee hereunder shall be genuine and executed by the proper person or persons and that all directions issued to the Trustee by any of its officers or agents or by the Committee win be in accordance with the terms of the Plan and not contrary to the provisions of ERISA and regulations issued thereunder.

            4.3 APPLICATION OF PAYMENTS. The Trustee shall not be responsible in any way for the application of any payments it is directed to make or for the adequacy of the Trust Fund to meet and discharge any and all liabilities under the Plan.

            4.4 INDEMNIFICATION. The Plan (or, at the Employer's option, the Employer) shall indemnify the Trustee and agrees to hold the Trustee harmless from and against any loss, liability and expense (including reasonable attorneys' fees and disbursements) incurred by the Trustee by reason of any claim, demand, cause of action or judgment arising out of this Trust Agreement, except for such claim, demand, cause of action, or judgment as may be found in a final judgment by a court to have resulted from the Trustee's breach of duty under ERISA or this Agreement.

                                  ARTICLE FIVE
                  PAYMENT OF COMPENSATION, EXPENSES AND TAXES

            5.1 PAYMENT OF TRUSTEE'S COMPENSATION AND EXPENSES. The expenses incurred by the Trustee in the administration of the Trust Fund, including fees for legal services rendered to the Trustee, such compensation to the Trustee as may be agreed upon, from time to time, between the Employer and the Trustee, and all other proper charges and expenses of the Trustee, its agents, advisors and counsel shall be paid from the Trust Fund unless paid by the Employer. Notwithstanding the provisions of Section 3.4, payments under this ARTICLE FIVE may be made without the approval or direction of the Committee.

             5.2 TAX EXEMPTION. The Employer intends that the Trust herein created shall qualify as an "Exempt Organization" within the meaning of Section 501(a) of the Code, or under any comparable section of any future legislation which amends, supplements or supersedes said section, and, until advised to the contrary, the Trustee may assume that the Trust is so qualified and is entitled to tax exemption.

                   Nevertheless, all taxes of any and all kinds whatsoever that may be levied or assessed under the existing or future laws upon the Trust Fund or the income thereof, shall be paid from the Trust Fund. The Trustee may assume that any such taxes are lawfully levied or assessed unless, subsequent to notification to the Committee of such levies or assessments, the Committee advises the Trustee to contest the validity of such taxes. At the direction of the Committee, the Trustee shall take such action as the Committee shall direct, but all expenses incident thereto shall be chargeable to the Trust Fund, unless otherwise directed by the Committee.

                                  ARTICLE SIX
                              RECORDS AND ACCOUNTS

            6.1 BOOKS, RECORDS AND ACCOUNTS. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder, and all accounts, books and records, photostatic copies and other reproductive copies, relating thereto, shall be open to inspection and audit at all reasonable times by any person designated by the Committee. As of the close of each fiscal year of the Trust, or at such other times as may be mutually agreed, and as of the date of the removal or resignation of the Trustee, the Trustee shall file with the Committee a written account setting forth all investments, receipts, disbursements and other transactions effected by it during the period from the date of its last such account. Upon the expiration of ninety (90) days from the date of filing any such account, or upon the earlier specific approval thereof by the Committee, the Trustee shall be forever released and discharged from all liability and accountability to the Employer with respect to the propriety of its acts and transactions shown in such account, except with respect to any such acts or transactions as to which the Committee shall, within such ninety (90) day period, file written objections with the Trustee. Nothing herein contained, however, shall be deemed to preclude the Trustee of its right to have its account judicially settled by a court of competent jurisdiction.

            6.2 VALUATION. As of the close of each fiscal year of the Plan, and at such other times as shall be required by the Plan, the Trustee shall file with the Committee a list of the assets of the Trust Fund and their fair market values, determined in accordance with the customary procedure of the Trustee.

            6.3 DESTRUCTION OF RECORDS. The Trustee is authorized to cremate or otherwise destroy correspondence or other files, including but not limited to, correspondence of transmittal for checks, statements and account analyses, and correspondence dealing with terminated or deceased participants after a period of six (6) years; provided, however, that the Trustee has given to the Committee ninety (90) days' written notice of such intention of destruction. If the Committee in the said period shall notify the Trustee that the records are not to be destroyed, then such records shall be delivered to the Committee. Upon such destruction or removal, the Trustee shall be released from any and all liability pertaining to said records.

                                 ARTICLE SEVEN
                           AMENDMENT AND TERMINATION

            7.1 AMENDMENT. The Employer reserves the right, by action of its Board of Directors, to amend this Agreement in whole or in part, from time to time, by an instrument in writing delivered to the Trustee, provided that no such amendment shall authorize or permit any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the participants in the Plan, or their beneficiaries, or their estates and the payment of the expenses of the Plan and Trust, and provided further, no such amendment which affects the rights, duties, responsibilities, immunities or compensation of the Trustee may be made without its consent.

            7.2 TERMINATION. The Trust may be terminated at any time by the Employer. Notice of such termination shall be given to the Trustee in writing, executed and acknowledged in the same form as this Agreement, together with a certified copy of the Resolution of the Board of Directors of the Employer authorizing such termination. Upon receipt of such notice, the Trustee shall dispose of the Trust Fund in accordance with the written directions of the Committee, as provided in Section 3.4, subject, however, to the provisions of ARTICLE NINE, and provided further that no liquidation of assets and payment of benefits (or provision therefor) shall actually be made by the Trustee until after it is established by the Employer in a manner satisfactory to the Trustee, that the applicable requirements, if any, of ERISA and the Code governing the termination of employee benefit plans, have been or are being complied with, or that appropriate authorizations, waivers, exemptions or variances have been or are being obtained. At no time prior to the satisfaction of all liabilities under the Plan shall any part of the corpus or income of the Trust Fund, after deducting any administrative or other expenses properly chargeable to the Trust Fund, be used for or diverted to purposes other than for the exclusive benefit of the participants in the Plan, their beneficiaries, or their estates.

                                 ARTICLE EIGHT
                       REMOVAL AND RESIGNATION OF TRUSTEE

            8.1 NOTICE. The Trustee may be removed by the Employer at any time upon ninety (90) days' written notice to the Trustee. The Trustee may resign at any time upon ninety (90) days' written notice to the Employer. In either case, the necessity for such notice may be waived by the mutual agreement of the Trustee and the Employer.

            8.2 SUCCESSOR TRUSTEE. Upon the removal or resignation of the Trustee, the Employer shall appoint a successor trustee who shall have the same powers and duties as those conferred upon the Trustee hereunder and, upon receipt by the Trustee of the written acceptance of such appointment by the successor trustee, the Trustee shall, subject to the provisions of ARTICLE NINE, assign, transfer and pay over to such successor trustee the funds and properties then constituting the Trust Fund.

                                  ARTICLE NINE
                             SETTLEMENT OF ACCOUNT

            9.1 SETTLEMENT OF ACCOUNT. In the event of the termination of the Trust, or the resignation or removal of the Trustee, the Trustee shall have the right to a settlement of its accounts which accounting may be made at the option of the Trustee, either (a) by a judicial settlement in a court of competent jurisdiction; or, (b) in the event judicial settlement is waived, by agreement of settlement, release and indemnity from the Employer to the Trustee.

            Upon completion of such settlement of accounts, distribution of the Trust Fund shall be made as hereinabove provided. The Trustee is authorized, however, to reserve such reasonable sum of money as it may deem advisable to provide for any amounts chargeable against the Trust Fund for which it may be liable or for payment of its fees and expenses in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after the payment of such fees and expenses shall be paid over pursuant to the directions of the Committee.

                                  ARTICLE TEN
                                 MISCELLANEOUS

            10.1 MERGER OR CONSOLIDATION OF EMPLOYER. In the event of the merger or consolidation of the Employer or other circumstances whereby a successor entity shall continue to carry on all or a substantial part of its business, and such successor shall elect to carry on the provisions of the Plan as herein provided, such successor shall be substituted upon the filing in writing of its election to do so with the Trustee.

            10.2 MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trustee or any successor trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee or any successor trustee may be a party, or any corporation to which all or substantially all the trust business Of the Trustee or any successor trustee may be transferred, shall be the successor of such trustee without the filing of any instrument or performance of any further act before any court.

            10.3   NO ASSIGNMENT OF BENEFITS.

                   (a) No benefit under this Trust shall be subject in any way to anticipation, alienation, sale, transfer, assignment, pledging, encumbrance or charge, and any action by way of anticipating, alienating, selling, transferring, assigning, pledging, encumbering or charging the same shall be void and of no effect; nor shall any such benefit be in any manner subject to the debts, contracts or liabilities of the person entitled to such benefit.

                   (b) Section 10.3(a) shall not apply to a "qualified domestic relations order" as defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Committee under the provisions of the Retirement Equity Act of 1984.

            10.4 CONSTRUCTION OF AGREEMENT. Words used in the masculine include the feminine gender. Words used in the singular form or plural shall be construed as if plural or singular, respectively, where they would so apply. Titles of articles and paragraphs are inserted for convenience and shall not affect the meaning or construction of this Agreement.

            10.5 APPLICABLE LAW. This Agreement shall be construed and enforced according to the law of the Commonwealth of Pennsylvania and all the provisions hereof shall be administered according to the law of said Commonwealth, except to the extent such laws are superseded by the Internal Revenue Code of 1986 or by ERISA.

            10.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be considered an original but all of which shall be deemed to be one document.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers and attested this 1st day of July, 1994.

                                           EMPLOYER:

                                           Teleflex Incorporated

                                           By
-----------------------                       ------------------------
Assistant Secretary                        Vice-President


ATTEST:                                    TRUSTEE:
                                           PNC BANK, NATIONAL ASSOCIATION



/s/ DIANE M. NUGENT                        By
-----------------------                      -------------------------
                                             Vice President

                  MASTER TRUST FOR THE RETIREMENT PLAN TRUSTS
            ESTABLISHED BY TELEFLEX INCORPORATED AND ITS AFFILIATES
                                     INDEX

                                                                                                   Page
                                                                                                   ----
ARTICLE I               DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE II              GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
                        2.1    Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
                        2.2    Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                        2.3    Integrity of Plans . . . . . . . . . . . . . . . . . . . . . . . . .  3

ARTICLE III             ALLOCATION OF FIDUCIARY RESPONSIBILITIES  . . . . . . . . . . . . . . . . .  3
                        3.1    Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                        3.2    Investment Manager . . . . . . . . . . . . . . . . . . . . . . . . .  3
                        3.3    Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

ARTICLE IV              INVESTMENT FUND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
                        4.1    Division of Master Trust and Allocation of Assets to
                               Investment Funds . . . . . . . . . . . . . . . . . . . . . . . . . .  4
                        4.2    Investment Guidelines. . . . . . . . . . . . . . . . . . . . . . . .  4

ARTICLE V               INVESTMENT MANAGERS AND OPERATION OF
                        DIRECTED INVESTMENT FUNDS . . . . . . . . . . . . . . . . . . . . . . . . .  4
                        5.1    Appointment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
                        5.2    Operation of Directed Investment Fund  . . . . . . . . . . . . . . .  4
                        5.3    Immunity of the Trustee  . . . . . . . . . . . . . . . . . . . . . .  5

ARTICLE VI              INVESTMENT AND ADMINISTRATIVE POWERS OF
                        TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
                        6.1    Investment Powers of the Trustee . . . . . . . . . . . . . . . . . .  5
                        6.2    Insurance Powers of the Trustee  . . . . . . . . . . . . . . . . . .  6
                        6.3    Administrative Powers of the Trustee . . . . . . . . . . . . . . . .  7

ARTICLE VII             VALUATIONS, RECORDS, AND ACCOUNTS . . . . . . . . . . . . . . . . . . . . .  8
                        7.1    Participating Trust Accounts . . . . . . . . . . . . . . . . . . . .  8
                        7.2    Valuation of Investment Funds  . . . . . . . . . . . . . . . . . . .  8
                        7.3    Adjustment of Account Balances . . . . . . . . . . . . . . . . . . .  8
                        7.4    Records and Accounts . . . . . . . . . . . . . . . . . . . . . . . .  8

ARTICLE VIII            ADMISSIONS AND WITHDRAWALS  . . . . . . . . . . . . . . . . . . . . . . . .  9
                        8.1    Time . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
                        8.2    Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
                        8.3    Withdrawal of Non-qualifying Participation . . . . . . . . . . . . .  9
                        8.4    Method of Payment of Withdrawals . . . . . . . . . . . . . . . . . .  9
                        8.5    Segregation of Participation . . . . . . . . . . . . . . . . . . . . 10

ARTICLE IX              DIRECTIONS TO THE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . 10
                        9.1    Directions to be in Writing  . . . . . . . . . . . . . . . . . . . . 10
                        9.2    Directions Warranted . . . . . . . . . . . . . . . . . . . . . . . . 10
                        9.3    Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . 10

ARTICLE X               PAYMENT OF COMPENSATION, EXPENSES AND
                        TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
                        10.1   Trustee's Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
                        10.2   Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10

ARTICLE XI              AMENDMENT AND TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . 11
                        11.1   Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
                        11.2   Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE XII             REMOVAL AND RESIGNATION OF TRUSTEE  . . . . . . . . . . . . . . . . . . . . 11
                        12.1   Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
                        12.2   Successor Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . 11

ARTICLE XIII            SETTLEMENT OF ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
                        13.1   Settlement of Account . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE XIV             MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
                        14.1   Merger or Consolidation of Trustee . . . . . . . . . . . . . . . . . 12
                        14.2   Construction of Agreement. . . . . . . . . . . . . . . . . . . . . . 12
                        14.3   Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

                 MASTER TRUST FOR THE RETIREMENT PLAN TRUSTS
            ESTABLISHED BY TELEFLEX INCORPORATED AND ITS AFFILIATES


       THIS AGREEMENT, entered into as of the close of business on June , 1994, by and between TELEFLEX INCORPORATED, (hereinafter referred to as the "Parent Company"), and PNC BANK, NATIONAL ASSOCIATION, (hereinafter referred to as the "Trustee").

                                  WITNESSETH:

       WHEREAS, TELEFLEX INCORPORATED and each of the corporations listed on Exhibit A attached hereto and made a part hereof (hereinafter referred to as "Affiliates") have each adopted the pension plan set opposite its name on Exhibit A; and

       WHEREAS, each of the above plans is a separate pension plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, (hereinafter referred to as "ERISA") and the Internal Revenue Code of 1986, as amended, (hereinafter referred to as the "Code"); and

       WHEREAS, TELEFLEX INCORPORATED has heretofore entered into a Master Trust Agreement with First Pennsylvania Bank, N.A. (now, Corestates Bank, N.A.); and

       WHEREAS, TELEFLEX INCORPORATED has terminated Corestates Bank, N.A. as trustee of the Master Trust and has approved the appointment of PNC BANK, NATIONAL ASSOCIATION as successor master trustee; and

       WHEREAS, each of the Affiliates has heretofore entered into a separate trust agreement with First Pennsylvania Bank, N.A. (now, Corestates Bank, N.A.); and

       WHEREAS, on or before July 1, 1994, each of the Affiliates has terminated Corestates Bank, N.A. as trustee of such separate trusts and appointed PNC
BANK, NATIONAL ASSOCIATION as successor trustee, and PNC BANK, NATIONAL ASSOCIATION has accepted its appointment as successor trustee of each of such separate trusts; and

       WHEREAS, the parties hereto intend that the Master Trust be hereby continued with PNC BANK, NATIONAL ASSOCIATION, as successor Master Trustee, in order to commingle, solely for investment purposes, certain assets held under the trust agreements or held under any other "Participating Trust" as defined herein; and

       WHEREAS, the parties intend that nothing contained in this Agreement be construed or implied to cause a termination or curtailment of the separate trust agreements established for the above-referenced plans.

       NOW, THEREFORE, the Parent Company and the Trustee, intending to be legally bound, do hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

       1. "ANNUAL VALUATION DATE" means the last business day of each calendar year.

       2. "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a section of the Code shall include any section of similar import that amends, supplements, or supersedes said section.

       3. "COLLECTIVE INVESTMENT TRUST" means any trust for the collective investment of any employee benefit trusts established under a plan (including the separate plans listed on Exhibit A.)

       4. "COMMITTEE" means the Retirement Committee designated in each plan as a named fiduciary with respect to control or management of the assets of the plan.

       5.       "COMPANY" or "PARENT COMPANY" means TELEFLEX INCORPORATED.

       6. "EMPLOYER" means TELEFLEX INCORPORATED and any of its Affiliates which have become an employing company and an adopting employer under a plan.

       7. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

       8.       "INVESTMENT Manager" means a fiduciary as defined in Title I,
Section 3(38) of ERISA.

       9. "MASTER TRUST" means the collective investment trust established pursuant hereto and as amended hereafter, which shall be known as the MASTER TRUST FOR RETIREMENT PLAN TRUSTS ESTABLISHED BY TELEFLEX INCORPORATED AND ITS AFFILIATES, which may consist of any number of investment funds, as described in ARTICLE IV hereof.

       10. "PARTICIPATING TRUST" means any Trust or Collective Investment Trust, all or any part of the assets of which are invested in the Master Trust, and which is trusteed by the Trustee as defined herein.

       11. "PARTICIPATION" means the interest of any Participating Trust in the Master Trust.

       12. "PLAN" means, respectively, those plans listed on Exhibit A attached hereto; provided that a separate pension plan (within the meaning of ERISA and the Code) is deemed to exist under each of the said plans with respect to each separate employing company, if more than one, which is a participating employer under said plan.

       13. "SUBSIDIARY" means any subsidiary, direct or indirect, of the TELEFLEX INCORPORATED Parent Company.

       14. "TRUST" means any employee benefit trust which is exempt from Federal income taxation under Section 501(a) by reason of qualifying under
Section 401(a) of the Code, established by the Parent Company or any Affiliate thereof under a plan.

       15. "TRUSTEE" means PNC BANK, NATIONAL ASSOCIATION in its capacity as Trustee of THE Master Trust, or its successors in trust.

       16. "VALUATION DATE" means the last business day of each month, and such other days as the Committee and the Trustee may determine.

                                   ARTICLE II
                               GENERAL PROVISIONS

       2.1      PURPOSE

                The Master Trust herein established shall be maintained exclusively for the collective investment and reinvestment of monies and other assets transferred thereto upon the instructions of the Committee in its capacity as fiduciary for the Participating Trusts. All such money and property and all earnings and profits thereon, less any losses, expenses, and disbursements made by the Trustee, as authorized herein, shall constitute the Master Trust Fund, which shall be held, managed, and administered in accordance with the provisions of this Agreement by the Trustee, who hereby accepts the Master Trust created hereunder. No Participation shall be assignable in whole or in part by the Participating Trust or by any person, natural or legal, having any interest therein.

       2.2      EFFECT

                Each Participating Trust shall adopt as part of its plan all of the provisions of this Master Trust Agreement and all persons interested therein shall be bound by their provisions, as the same may be amended from time to time, with respect to its Participation.

       2.3      INTEGRITY OF PLANS

                Notwithstanding any other provision herein, or the establishment or operation of the Master Trust, no part of the Participation of any Participating Trust shall be used for or diverted to any purpose other than for the exclusive benefit of the employees or their beneficiaries who are entitled to benefits under such Participating Trust.

                                  ARTICLE III
                    ALLOCATION OF FIDUCIARY RESPONSIBILITIES

       3.1      COMMITTEE

                The Committee shall have the exclusive authority and responsibility with respect to:

                (a)     the division of the Master Trust into Investment Funds;

                (b) the investment and withdrawal of funds by the Participating Trusts;

                (c) the overall diversification of the investments held in the entire MasterTrust; and

                (d) the appointment of Investment Managers and the supervision and review of their acts and omissions.

       3.2      INVESTMENT MANAGER

                Any Investment Manager appointed by the Committee shall have the exclusive authority to direct the acquisition or disposition of the assets of any investment fund under its management. Except as provided in ARTICLE V,
Section 5.2(c), the Trustee shall have no responsibility for investing any assets controlled by any Investment Manager and shall have no duties with respect to the administration of such assets other than as set forth herein.

       3.3      TRUSTEE

                The Trustee shall have the authority and discretion to manage and administer the Master Trust to the extent provided in this Agreement. The duties and obligations of the Trustee shall be limited to those expressly imposed upon it by this Agreement or subsequently agreed upon in writing by the parties, notwithstanding any reference herein to the Plans or any of their provisions, it being expressly agreed that the Trustee is not a party to the Plans.

                The Trustee shall not be liable for the making, retention or sale of any discretionary investment or reinvestment made by it, as herein provided, or for any loss to, or diminution of the Master Trust, or for any loss or damage which may result from the discharge of its duties hereunder except if it is judicially determined that such loss or damage is due to the Trustee's negligent breach of its duties under this Agreement, or its bad faith, fraud, or willful misconduct.

                                   ARTICLE IV
                               INVESTMENT  FUNDS

       4.1      DIVISION OF MASTER TRUST AND ALLOCATION OF ASSETS TO
                INVESTMENT FUNDS

                The Committee in its discretion shall direct the Trustee to divide the assets held in the Master Trust into two or more investment funds, specify the assets to be allocated to each investment fund, and thereafter, may from time to time upon reasonable notice to the Trustee, direct the transfer of assets between investment funds.

       4.2      INVESTMENT GUIDELINES

                The Committee may, in the exercise of its responsibility to satisfy the diversification requirements set forth in Section 404(a)(1)(C) of Title I of ERISA, specify guidelines for the manner of investment of each investment fund.

                                   ARTICLE V
                      INVESTMENT MANAGERS AND OPERATION OF
                           DIRECTED INVESTMENT FUNDS

       5.1      APPOINTMENT

                The Committee may designate an Investment Manager to manage the assets of any investment fund upon written notice to the Trustee and may terminate such designation by similar notice.

       5.2      OPERATION OF DIRECTED INVESTMENT FUND

                (a) Upon receipt by the Trustee of the written notice of the appointment of an Investment Manager by the Committee and of a written acknowledgement of such appointment and acceptance of status as a fiduciary of the Plans executed by such Investment Manager, the Trustee, except as provided in subparagraph (c) below, shall invest the assets of the designated investment fund only in accordance with the instructions of such Investment Manager until it receives notice of the termination of such manager's appointment.

                (b) Each Investment Manager shall have the investment discretion given to the Trustee in subparagraph 6.1(a) below, unless otherwise limited by the Committee. The Trustee shall follow the instructions for the purchase or sale of securities given by any duly authorized representative of the Investment Manager. Securities may be sold or purchased by orders placed directly with brokers by the Investment Manager, and all such sales or purchases shall be executed as though made by the Trustee pursuant to instructions from the Investment Manager. The Trustee shall have no authority to deliver any securities or cash to the Investment Manager, who shall have no rights or powers other than as set forth herein.

                (c) Each Investment Manager shall vote, as that concept is defined under ARTICLE VI, paragraph 6.3(b) of this Agreement, upon stocks, bonds or other securities under such Investment Manager's control, unless otherwise agreed upon by the Committee, the Investment Manager and the Trustee.

                (d) Notwithstanding the foregoing provisions, the Trustee may, in its discretion, hold uninvested cash in short term paper, variable notes, government securities and other cash equivalents, pending permanent investment by or at the direction of the Investment Manager or withdrawal from the Master Trust.

       5.3      IMMUNITY OF THE TRUSTEE

                (a) The authority of any Investment Manager and the terms and conditions of its appointment and retention shall be solely the responsibility of the Committee and the Trustee shall not be deemed to be a party to or to have any obligations under any agreement with any Investment Manager.

                (b) The Trustee shall be under no duty to question any instruction of any Investment Manager, or to review or to make any recommendations to the Committee or any other person regarding retention, sale, or any matter whatsoever with respect to investments sold or acquired pursuant to such instructions.

                (c) The Parent Company shall indemnify and hold the Trustee harmless from and against any liability to which the Trustee may be subjected, including all expenses reasonably incurred in its defense which arise from:

                        (1) the failure of the Trustee to pay for property purchased by any Investment Manager for the Master Trust by reason of the insufficiency of funds in the investment fund under the Investment Manager's management; or

                        (2) from the actions of the Trustee in following any investment directions of any Investment Manager or from trading activities conducted by any Investment Manager.

                                   ARTICLE VI
              INVESTMENT AND ADMINISTRATIVE POWERS OF THE TRUSTEE

       6.1      INVESTMENT POWERS OF THE TRUSTEE

                Subject to the provisions of ARTICLE IV, paragraph 4.2 , and paragraph 6.2 below, or any investment guidelines specified by the Committee, the Trustee is authorized, in its sole discretion, with respect to any investment fund not under the management of an Investment Manager:

               (a) To collectively invest and reinvest its assets, and any accretions thereto, without distinction between principal and income, in such securities, (other than securities of the Trustee or its affiliates), or in such other property, real or personal, wherever situate, whether or not income producing, including but not limited to stock, common or preferred, interests in investment companies, including so-called "money market funds" and funds in which the Trustee or an affiliate or the Trustee receives compensation for providing custodial, transfer agency, investment advisory or other services, bonds and mortgages, and other evidences of indebtedness, and deposits in a bank or other financial institution under state or federal supervision, including the Trustee's banking department, which bear a reasonable rate of interest; and to write call options against any securities or other property held by the Trustee or other forms of options directly related to outstanding call options; provided however, that no investment shall be made in violation of Section 406 of ERISA or Section 4975 of the Code, unless otherwise permitted by law. In making such investments, the Trustee shall not be restricted by any state law or statute designating investments eligible for trust funds.

               (b) To invest all or any part of the funds received by it in one or more common trust funds or collective investment funds maintained by the Trustee or any affiliate of the Trustee (within the meaning of Section 1504 of the Code) provided any collective investment fund is maintained exclusively for the investment of tax-qualified retirement plan assets, but only if the trustee of any such fund has acknowledged in the fund's governing instrument that it is a fiduciary with respect to any plan, the assets of which are invested thereunder.

                        Notwithstanding any other provision of this Agreement, in the event that participation in any such fund shall occur, the assets so invested shall be subject to all the provisions of the common trust or collective investment fund plan. To the extent required by law, regulation, or revenue ruling, the plan provisions of any common trust or collective investment fund in which participation occurs are expressly incorporated herein by reference and shall be a part of this Agreement.

                (c) To invest all or any part of the funds received or held by it in any portfolios of the PNC Funds. Attached hereto as Exhibit "B" is a Disclosure Statement, accompanied by Prospectuses describing each of the investment portfolios (the "Portfolios") listed in Exhibit "B" established pursuant to a Declaration of Trust under the name of "The PNC Fund. The
Parent Company acknowledges that it is independent of PNC Bank Corp. and its affiliates ("PNC"), the PNC Fund and its affiliates and that it will not receive direct or indirect consideration for its personal account in connection with this investment. Based upon these materials, including Exhibit "B" and the Prospectuses mentioned above, the Parent Company hereby consents to the purchase and sale of shares of any of the Portfolios listed in Exhibit "B". This consent shall remain in full force and effect until written notice of revocation is provided to the Trustee.

               (d) To sell any such property, by private contract or at public auction, for cash or credit, without notice or advertisement, and no person dealing with the Trustee shall be bound to see the application of the purchase money or to inquire into the validity, expediency, or propriety of any such sale or other disposition; to exchange, mortgage, or lease any such property on such terms and conditions as it may deem appropriate; and to grant or take options for any duration to purchase any such property, whether personal or real.

               (e) To invest all or any part of the funds received by it in qualifying employer securities and qualifying employer real property; provided that no such investment shall be made if it would result in the amount held for any plan in such qualifying employer securities and qualifying employer real property to have a value exceeding 10% of the value of assets held for such plan.

               (f) To hold uninvested, from time to time, without liability for interest thereon, such amounts as the Committee shall advise are necessary for the cash requirements of the Plans; and to invest in cash or equivalents, government securities, or straight debt securities in varying proportions when and for so long as, in the opinion of the Trustee, prevailing market and economic considerations indicate that it is in the best interests of the beneficiaries to do so.

       6.2      INSURANCE POWERS OF THE TRUSTEE

                The Trustee, acting only upon the written direction of the Committee, shall accept in kind or shall purchase such group annuity contracts specified and designated in said direction, to be so-called "Investment-Only Group Annuity Contracts" to be held, transferred and/or discontinued subject to such terms and conditions as the Committee shall specify.

                (a) The Trustee shall be the sole owner and beneficiary of all contracts acquired hereunder, and it shall be so designated in each contract and application therefore; provided, however, all rights incident to ownership shall be exercised by the Trustee only at the direction of the Committee.

               (b) No insurer which issues any contract under the Plans shall be required to take or permit any action contrary to the provisions of such contract; or be bound to allow any benefit or privilege to any person interested in any contract it has issued which is not provided in such contract; or be deemed to be a party to the Plans for any purpose; or be responsible for the validity of the Plans; or be required to look into the terms of the Plans or question any act of the Committee or Trustee hereunder; or be required to see that any action of the Committee or Trustee is authorized by the Plans. Any such insurer shall be fully discharged from any and all liability for any amount paid to the Trustee, or in accordance with its direction; and no insurer shall be obligated to see to the application of any moneys so paid by it. Any such insurer shall be fully protected in taking or permitting any action on the faith of any instrument executed by the Committee in its name as Committee, or by the Trustee in its name as Trustee, and shall incur no liability for so doing.

       6.3      ADMINISTRATIVE POWERS OF THE TRUSTEE

                With respect to all assets held hereunder; the Trustee is authorized:

                (a) To cause any securities or other property to be registered in its own name or in the name of one or more of its nominees and to hold any investment in bearer or other negotiable form provided that the books and records of the Trustee at all times show that such investments are part of the Master Trust. In compliance herewith, the Trustee may give to any registrar, transfer agent, or insurer, including but not limited to corporations, state, or Federal authorities or agents, any bond or other guarantee which may be required. Any registrar, transfer agent, or insurer shall be fully protected and saved harmless from any action either by law or in equity for acting upon or in compliance with the instruments received in writing from the Trustee.

               (b) To vote upon any stocks, bonds or other securities; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights, or other options, and to make payments incidental thereto; to oppose or to consent to, or to otherwise participate in, corporate reorganization or other changes affecting corporate securities, to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities, or other properties held as part of the Master Trust.

                (c) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Master Trust, other than claims for benefits, to commence or defend suits or legal or administrative proceedings, and to represent the Master Trust in all legal and administrative proceedings relating to the assets held in the Master Trust; provided, however, the Trustee shall not be obligated to take any action or to appear and participate in any action which would subject it to expense or liability unless it is first indemnified in an amount and manner satisfactory to it, or is furnished with funds sufficient, in it sole judgment, to cover the same.

                (d) To borrow money for the purposes of the Master Trust from any person (other than the Trustee in its in individual capacity or other party in interest unless authorized by ERISA), and to pledge assets of the Master Trust as security for repayment.

                (e) To purchase any bonds or other items required by any federal, state, or local government and to pay any insurance premium or other type of assessment required by said government as part of the operation of such trust.

                (f) To employ suitable agents, advisors, accountants, and counsel and to pay their reasonable expenses and compensation.

               In addition to the foregoing powers, the Trustee shall also have all of the powers, rights and privileges conferred upon trustees by the Pennsylvania Fiduciaries Code, 20 PA. C.S.A., Chapter 71, or as the same may be subsequently modified or amended, to the extent such law is not preempted by federal law, and the power to perform all acts, take all proceedings, and execute all rights and privileges, although not specifically mentioned herein, as the Trustee may deem necessary to administer the Master Trust and to carry out its purposes.

                                  ARTICLE VII
                        VALUATIONS, RECORDS AND ACCOUNTS

       7.1      PARTICIPATING TRUST ACCOUNTS

                The Trustee will maintain or cause to be maintained individual accounts, reflecting the investment of each Participating Trust in the Master Trust. As of each Valuation Date, all such accounts shall be adjusted in the following manner.

       7.2      VALUATION OF INVESTMENT FUNDS

                The current value of the assets held in each of the investment funds as of the close of business on each Valuation Date shall be determined by the Trustee within a reasonable time, which, to the extent possible, shall not exceed thirty (30) days. Such valuation shall be made prior to accounting for admissions and withdrawals made on such Valuation Date, and shall include income, collected and accrued, and realized and unrealized gains and losses.

                Actively traded securities held therein shall be valued at their last public sale price upon the New York Stock Exchange, or upon any other recognized exchange or exchanges, or if no sale shall have been reported, and in the case of "over the counter" quotations, the last bid price at the close of business on said Valuation Date. The value of any security which is not listed or dealt in on any exchange shall be determined as nearly as may be in the same manner, except that there may be used for the purpose of obtaining the sale price or the bid price any published quotations in common use which may be available, or, at the discretion of the Trustee, quotations by a reputable broker dealing in such securities. Investments which are not currently quoted shall be appraised at their fair market value, as determined at the discretion of the Trustee.

                (a) To the value thus determined there shall be added interest accrued but not collected on any interest bearing obligation, dividends declared but not collected on stocks, which, if sold, would be sold ex-dividend, and the uninvested cash balance of the Master Trust.

                (b) From the aggregate value so obtained, there shall be deducted all accrued charges and expenses, and any reserve for contingencies or unliquidated liabilities which are appropriate under sound accounting principles.

       7.3      ADJUSTMENT OF ACCOUNT BALANCES

                The net credit balances in the accounts of the Participating Trusts as of the preceding Valuation Date shall be adjusted upward or downward, pro rata, so that the total of such net credit balances will equal the then net worth of the Master Trust prior to accounting for admissions and withdrawals made on the Valuation Date.

       7.4      RECORDS AND ACCOUNTS

                The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions hereunder, and all accounts, books and records, photostatic copies and other reproductive copies relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Committee. As of the close of each fiscal year of the Trust, or at such other times as may be mutually agreed upon by the parties, and as of the date of the removal or resignation of the Trustee, the Trustee shall file with the Committee (and with the Investment Manager with respect to assets under its management) a written account setting forth all investments, receipts, disbursements and other transactions affected by it during the period from the date of its last such account. Upon the expiration of six (6) months from the date of filing any such account, or upon the earlier specific approval thereof by the Committee, the Trustee shall be forever released and discharged from all liability and accountability to the Employer with respect to the propriety of the transactions shown in such account, except those involving bad faith, fraud or willful misconduct, or as to which the Committee shall, within such six (6) month period, file written objections with the Trustee. Nothing herein contained, however, shall be deemed to preclude the Trustee of its right to have its account judicially settled by a court of competent jurisdiction.

                                  ARTICLE VIII
                           ADMISSIONS AND WITHDRAWALS
       8.1      TIME

                Assets shall be invested in and withdrawn from the Master Trust only on a Valuation Date, except that the withdrawal of the entire Participation of a Participating Trust shall be effected within a reasonable time following such Valuation Date.

       8.2      NOTICE

                When assets are invested in or withdrawn from the Master Trust, a written notice of intention of taking such action shall be given to the Trustee by the Committee on or before the Valuation Date.

       8.3      WITHDRAWAL OF NON-QUALIFYING PARTICIPATION

                In the event that a Participating Trust is notified by the Internal Revenue Service that it is no longer qualified for exemption from taxation under the applicable provisions of the Code, or in the event such Participating Trust is no longer maintained by the Parent Company or an Affiliate thereof, the Trustee shall withdraw from the Master Trust those assets of the Participating Trust valued as of the next reasonable Valuation Date. This withdrawal shall occur immediately following the receipt by the Trustee of written notice of such Participating Trust's disqualification or its ceasing to be so maintained.

       8.4      METHOD OF PAYMENT OF WITHDRAWALS

                Upon the withdrawal of a Participation or any part thereof, there shall be paid or transferred to the Participating Trust an amount equal to its or its respective part's value on the Valuation Date as of which such withdrawal is effected.

                In the event that any accrued income shall be distributed to a Participating Trust upon the withdrawal of a Participation or any part thereof and thereafter such accrued income shall not actually be collected by the Trustee in whole or in part, the Trustee shall have the right to charge to and recover from such Participating Trust the amount of such uncollected income so distributed.

                Any such withdrawal may, in the discretion of the Trustee or at the discretion of the Committee, be made in cash, or in kind, or partly in cash and partly in kind.

       8.5      SEGREGATION OF PARTICIPATION

                In the event it becomes necessary to make a physical segregation of the Participation of any Participating Trust, there shall be set apart such assets as the Trustee shall determine, with the approval of the Committee, having a then market value which bears the same ratio to the then market value of all assets of the Master Trust as the allocable share of such Participation bears to the total of all Participation.

                                   ARTICLE IX
                           DIRECTIONS TO THE TRUSTEE

       9.1      DIRECTIONS TO BE IN WRITING

                All directions by or notices from the Committee to the Trustee shall be in writing, signed by a member of the Committee or by such other person or persons as may be designated from time to time by the Committee. The Parent Company shall deliver to the Trustee certificates evidencing the appointment and termination of office of the members of the Committee and the Committee shall deliver to the Trustee certificates designating any other person authorized to act on its behalf, together with specimens of their signatures.

       9.2      DIRECTIONS WARRANTED

                The Parent Company warrants that all directions issued to the Trustee by the Committee or its agents, designated as provided above, will be in accordance with the terms of the Plans and not contrary to the provisions of ERISA and regulations issued thereunder.

       9.3      INDEMNIFICATION

                The Trustee shall be indemnified and saved harmless by the Parent Company from and against any and all liability to which the Trustee may be subjected, including all expenses reasonably incurred in its defense, for any action or failure to act resulting from its authorized compliance with the instructions of the Committee or its agents, designated as provided above, an Investment Manager, or any other fiduciary of the Plans, and for any liability arising from the actions or nonactions of any predecessor trustee or fiduciary, or other fiduciaries of the Plans.

                                   ARTICLE X
                  PAYMENT OF COMPENSATION, EXPENSES AND TAXES

      10.1      TRUSTEE'S FEES

                The expenses incurred by the Trustee in the administration of the Master Trust, including fees for legal services rendered to the Trustee, such compensation to the Trustee as may be agreed upon, from time to time, between the Parent Company and the Trustee, and all other proper charges and expenses of the Trustee, its agents, advisors, and counsel, shall be paid from the Master Trust unless paid by the Parent Company, and charged to the appropriate investment fund.

      10.2      TAXES

                All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon the Master Trust or the income thereof, shall be paid from the Master Trust. The Trustee may assume that any such taxes are lawfully levied or assessed unless, subsequent to notification to the Committee of such levies or assessments, the Committee advises the Trustee to contest the validity of such taxes. At the direction of the Committee, the Trustee shall take such action as the Committee shall direct, but all expenses incident thereto shall be chargeable to the Master Trust, unless otherwise directed by the Committee.

                                   ARTICLE XI
                           AMENDMENT AND TERMINATION

      11.1      AMENDMENT

                The Parent Company reserves the right to amend this Agreement in whole or in part, from time to time, by an instrument in writing delivered to the Trustee, provided that no such amendment shall authorize or permit any part of the corpus or income of the Master Trust which equitably belongs to any Participating Trust to be used for or diverted to any purposes other than for the exclusive benefit of the employees or their beneficiaries who are entitled to benefits under such Participating Trust, and provided further, no such amendment which affects the rights, duties, responsibilities, or immunities of the Trustee may be made without the Trustee's consent.

      11.2      TERMINATION

                This Agreement and the Master Trust created hereby may be terminated at any time by the Parent Company or its successor. Upon receipt of notice of such termination, the Trustee shall distribute to each Participating Trust, the then value of its Participation, subject, however, to the provisions of ARTICLE XIII of this Agreement. Such distributions may, in the discretion of the Trustee, be made in cash, or in kind, or partly in cash and partly in kind.

                                  ARTICLE XII
                     REMOVAL AND RESIGNATION OF THE TRUSTEE

      12.1      NOTICE

                The Trustee may be removed by the Parent Company at any time upon ninety (90) days' written notice to the Trustee. The Trustee may resign at any time upon ninety (90) days' written notice to the Parent Company. In either case, the necessity for such notice may be waived by the mutual agreement of the Trustee and the Parent Company.

      12.2      SUCCESSOR TRUSTEE

                Upon the removal or resignation of the Trustee, the Parent Company shall appoint a successor trustee who shall have the same powers and duties as those conferred upon the Trustee hereunder, and upon receipt by the Trustee of the written acceptance of such appointment by the successor trustee, the Trustee shall, subject to the provisions of ARTICLE XIII of this Agreement, assign, transfer, and pay over to such successor trustee the funds and properties then consisting the Master Trust.

                                  ARTICLE XIII
                             SETTLEMENT  OF ACCOUNT

      13.1      SETTLEMENT OF ACCOUNT

                In the event of the termination of the Master Trust, or the resignation or removal of the Trustee, the Trustee shall have the right to a settlement of its accounts by a judicial settlement in a court of competent jurisdiction or by receipt and release by the Committee on behalf of each Participating Trust or by the agreement of the Parent Company to indemnify the Trustee against any liability against which the Trustee is protected under the terms of this Agreement.

                Upon completion of such settlement of accounts, distribution of the assets shall be made as hereinabove provided. The Trustee is authorized, however to reserve such reasonable sum of money, that the Trustee deems advisable, to provide for any amounts chargeable against such assets for which it may be liable, or for payment of its fees and expenses in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after the payment of such fees and expenses shall be paid over to the Participating Trusts entitled thereto.

                                  ARTICLE XIV
                                 MISCELLANEOUS

      14.1      MERGER OR CONSOLIDATION OF TRUSTEE

                Any corporation into which the Trustee or any successor trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee or any successor trustee may be a party, or any corporation to which all or substantially all the trust business of the Trustee or any successor trustee may be transferred, shall be the successor of such trustee without the filing of any instrument or performance of any further act, before any court.

      14.2      CONSTRUCTION OF AGREEMENT

                Words used in the masculine include the feminine gender. Words used in the singular or plural shall be construed as if plural or singular, respectively, where they would so apply. Titles of articles and paragraphs are inserted for convenience and shall not affect the meaning or construction of this Agreement.

      14.3      APPLICABLE LAW

                This Agreement shall be construed and enforced according to the laws of the Commonwealth of Pennsylvania and all the provisions hereof shall be administered according to the laws of said Commonwealth, except to the extent such laws are superseded by the Code or by ERISA.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers and attested as of the day and year first above written

ATTEST:                                                   PARENT COMPANY:
                                                          TELEFLEX INCORPORATED

                                                          By
-----------------------                                     -------------------------


ATTEST:                                                   TRUSTEE:
                                                          PNC BANK, NATIONAL ASSOCIATION

                                                          By
-----------------------                                     -------------------------
Vice PRESIDENT